                                                         RUSSELL INSURANCE FUNDS
---------------
INSURANCE FUNDS
---------------

2000 Annual Report


MULTI-STYLE EQUITY FUND

AGGRESSIVE EQUITY FUND

NON-US FUND

CORE BOND FUND

REAL ESTATE SECURITIES FUND



DECEMBER 31, 2000


                                                 [LOGO OF FRANK RUSSELL COMPANY]

                       Russell Insurance Funds

                       Russell Insurance Funds is a
                       "series mutual fund" with five
                       different investment portfolios.
                       These financial statements report
                       on five Funds, each of which has
                       distinct investment objectives and
                       strategies.


                       Frank Russell Investment
                       Management Company

                       Responsible for overall management
                       and administration of the Funds.


                       Frank Russell Company

                       Consultant to Frank Russell
                       Investment Management Company.

                             Russell Insurance Funds

                                  Annual Report

                               December 31, 2000

                               Table of Contents

                                                                            Page
Multi-Style Equity Fund ..................................................    2
Aggressive Equity Fund ...................................................   16
Non-US Fund ..............................................................   34
Core Bond Fund ...........................................................   48
Real Estate Securities Fund ..............................................   62
Notes to Financial Statements ............................................   70
Report of Independent Accountants ........................................   77
Tax Information ..........................................................   78
Manager, Money Managers and Service Providers ............................   79


RUSSELL INSURANCE FUNDS
Copyright (C) Frank Russell Company 2001. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to its indexes. This material must be accompanied or preceded by a current Russell Insurance Funds' Prospectus containing complete information concerning the investment objectives and operations of the Funds, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volitile. Please see the Prospectus for further detail. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF RUSSELL INSURANCE FUNDS.

MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)


OBJECTIVE: To provide income and capital growth by investing principally in equity securities.

INVESTS IN: Primarily US equity securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of seven managers with four separate and distinct investment styles.


                              [PERFORMANCE GRAPH]


                 Multi-Style    Russell(R)1000   Lipper(R)Growth
   Dates         Equity Fund         Index          & Income
--------------------------------------------------------------------------------
 Inception         $10,000          $10,000          $10,000
   1997            $12,853          $13,285          $12,709
   1998            $16,543          $16,875          $14,657
   1999            $19,383          $20,404          $16,672
   2000            $17,007          $18,815          $16,759
--------------------------------------------------------------------------------
 Total             $75,786          $79,379          $70,797
================================================================================


MULTI-STYLE EQUITY FUND

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/00       $10,000       RETURN
-----------------------------------------
1 Year           $ 8,774      (12.26)%
Inception        $17,007       14.21 %(S)


RUSSELL 1000(R) INDEX

PERIODS ENDED    GROWTH OF     TOTAL
   12/31/00       $10,000      RETURN
--------------------------------------------
1 Year            $ 9,221      (7.79)%
Inception         $18,815      17.12 %(S)


LIPPER(R) GROWTH & INCOME FUNDS BENCHMARK

PERIODS ENDED    GROWTH OF     TOTAL
   12/31/00       $10,000      RETURN
--------------------------------------------
1 Year            $10,052       0.52%
Inception         $16,759      13.78%(S)


2  Multi-Style Equity Fund

MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)



PERFORMANCE REVIEW

For the year ended December 31, 2000, the Multi-Style Equity Fund reflected a loss of 12.26%, as compared to the Russell 1000/(R)/ Index which lost 7.79%. This disappointing performance was the result of both the adverse timing of the Fund's first quarter manager transitions and remaining fully invested during the market decline. On a proforma basis, the Fund would have returned an estimated (6.5%) for the year had the new structure been in place for the entire period.


PORTFOLIO HIGHLIGHTS

During the first quarter, the Fund's performance trailed the Index due to underexposure to high growth stocks for the first ten weeks, and underexposure to defensive growth companies in the final two weeks. This scenario was directly attributable to the timing and implementation of the Fund's manager transitions. In February, the Fund terminated Equinox and Lincoln Capital. Barclays Global Investors, NA, a core value manager, was added in March 2000, as were Strong Capital and Turner Investment Partners.

In the final three quarters, the Fund posted neutral results, helped by underexposure to Technology by the Fund's Growth managers and excellent performance from the Fund's new structured Value managers and the Westpeak defensive portfolio. This was offset by underexposure to Consumer Staples and Health Care as the Growth managers played defense with Financials and Retail. The Westpeak portfolio came back strong after the first two months to outperform by over 1200 bp for the year. However, the Fund's large weightings in Turner and Peachtree were detrimental, as both posted disappointing results.

During fourth quarter 2000, markets were adjusting to a dramatic economic and corporate profit slowdown, a direct result of the tight monetary policy implemented by the Federal Reserve Board over the course of the year. High energy prices reduced spendable income, and a combination of tight money, a weak junk bond market, and overcapacity produced a credit crunch that crippled telecom companies. These factors led to a marked leadership change from aggressive stocks in the first few months to defensive issues for the remainder of the year. The Russell 1000/(R)/ Index returned a disappointing (7.8%) as high interest rates restrained multiples and profit growth slowed dramatically. This was the worst showing for large cap indices since 1977. Sector and style returns showed unprecedented divergences as money flowed from Technology and Telecom to areas perceived as lower risk. Growth stocks trailed Value issues by a stunning 29%, as the latter benefited from low Technology exposure and a P/E compression in the market. Electric and natural gas Utilities, Energy, Pharmaceuticals, Consumer Staples, Aerospace, and Insurance were among the leaders, while Technology, Retail, and Telecom posted substantial losses. The Technology sector finished down 35%, in contrast with a 36% gain in Health Care. Within the Value arena, leadership was similarly defensive, led by Health Care, Consumer Staples, and non-telecom utilities.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)  December 31, 2000

Citigroup, Inc.                             1.41%
General Electric Co.                        1.16
Cisco Systems, Inc.                         1.02
Pfizer, Inc.                                1.00
Exxon Mobil Corp.                           0.96
American International Group, Inc.          0.88
Merck & Co., Inc.                           0.82
Johnson & Johnson                           0.78
Federal National Mortgage Association       0.75
Tyco International, Ltd.                    0.73

PORTFOLIO CHARACTERISTICS
                                     December 31, 2000

Current P/E Ratio                                23.5x
Portfolio Price/Book Ratio                       4.43x
Market Capitalization - $-Weighted Average   98.05 Bil
Number of Holdings                                 666

MONEY MANAGERS                              STYLES


Alliance Capital Management, LP             Growth
Barclays Global Fund Advisors               Value
Bernstein Investment Research & Management  Value
Peachtree Asset Management                  Market-Oriented
Strong Capital Management, Inc.             Growth
Turner Investment Partners, Inc.            Growth
Westpeak Investment Advisors, LP            Defensive
Westpeak Investment Advisors, LP            Market-Oriented

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $1,124.8 million. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Growth & Income Funds Benchmark is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Multi-Style Equity Fund  3

MULTI-STYLE EQUITY FUND

STATEMENT OF NET ASSETS


                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
COMMON STOCKS - 95.1%
AUTO AND TRANSPORTATION - 1.4%
Airborne, Inc.                                                  300            3
AMR Corp. (a)                                                 5,050          198
ArvinMeritor, Inc.                                            2,200           25
AutoNation, Inc. (a)                                          9,600           58
AutoZone, Inc.                                                3,500          100
Bandag, Inc.                                                    400           16
Borg-Warner Automotive, Inc.                                    100            4
Burlington Northern, Inc.                                    12,690          359
CSX Corp.                                                       900           23
Delphi Automotive Systems Corp.                               3,300           37
Delta Air Lines, Inc.                                         9,600          482
Eaton Corp.                                                   1,200           90
Expeditors International of Washington,
 Inc                                                            200           11
FedEx Corp. (a)                                               4,700          188
Ford Motor Co.                                               26,483          620
GATX Corp.                                                      500           25
General Motors Corp.                                         11,558          589
Genuine Parts Co.                                             1,300           34
Harley-Davidson, Inc.                                         8,040          320
Hertz Corp. Class A                                             600           20
Hunt (JB) Transportation Services, Inc.                       1,800           30
Lear Corp.                                                      500           12
Navistar International Corp. (a)                              2,400           63
Norfolk Southern Corp.                                        2,700           36
Ryder System, Inc.                                              100            2
Southwest Airlines Co.                                        3,490          117
Swift Transportation Co., Inc.                                  300            6
Trinity Industries, Inc.                                        200            5
UAL Corp.                                                       200            8
Union Pacific Corp.                                           3,600          183
Visteon Corp.                                                 1,466           17
                                                                          ------
                                                                           3,681
                                                                          ------

CONSUMER DISCRETIONARY - 8.8%
AC Nielsen Corp.                                                980           36
Alberto Culver Co. Class B                                    3,200          137
Apollo Group, Inc. Class A                                      790           39
AT&T Corp. - Liberty Media
 Group Class A (a)                                           99,600        1,351
Avon Products, Inc.                                           4,200          201
Banta Corp.                                                   1,670           42
Barnes & Noble, Inc.                                            220            6
Bed Bath & Beyond, Inc. (a)                                   7,000          157
Best Buy Co.                                                  1,700           50
BJ's Wholesale Club, Inc. (a)                                 1,400           54
Brinker International, Inc.                                   2,100           89
Brunswick Corp.                                               4,100           67
Callaway Golf Co.                                               800           15
Carnival Corp.                                                7,100          219
Catalina Marketing Corp.                                        600           23
Cendant Corp. (a)                                             7,500           72
Circuit City Stores - Circuit
 City Group                                                     500            6
Clear Channel Communications, Inc. (a)                       14,748          714
Convergys Corp. (a)                                             900           41
Costco Wholesale Corp.                                          900           36
Darden Restaurants, Inc.                                      8,000          183
Disney (Walt) Co.                                            61,600        1,783
Dollar Tree Stores, Inc. (a)                                  6,900          169
Donnelley (R.R.) & Sons Co.                                   6,000          162
Eastman Kodak Co.                                             4,200          165
EchoStar Communications Corp. Class A                           400            9
Energizer Holdings, Inc. (a)                                  8,300          177
Federated Department Stores, Inc. (a)                         7,400          259
Fortune Brands, Inc.                                          2,200           66
Gannett Co., Inc.                                             4,900          309
Gap, Inc.                                                     1,000           26
Gemstar-TV Guide International, Inc. (a)                      3,800          175
Harcourt General, Inc.                                        1,000           57
Harrah's Entertainment, Inc. (a)                              3,670           97
Hasbro, Inc.                                                  1,200           13
Hillenbrand Industries, Inc.                                  1,000           52
Home Depot, Inc. (The)                                       43,750        1,999
Infinity Broadcasting Corp. Class A                           1,800           50
Interpublic Group Cos., Inc.                                  2,000           85
Kelly Services, Inc. Class A                                    200            5
Kimberly-Clark Corp.                                         10,900          771
Kmart Corp.                                                   4,000           21
Knight-Ridder, Inc.                                             600           34
Kohl's Corp. (a)                                             37,040        2,259
Lancaster Colony Corp.                                          300            8
Land's End, Inc.                                                100            3
Leggett & Platt, Inc.                                         1,700           32
Limited, Inc. (The)                                           9,700          166
Linens 'N Things, Inc. (a)                                   21,900          605
Liz Claiborne, Inc.                                           3,600          150
Lowe's Cos., Inc.                                             6,700          299
Marriott International, Inc. Class A (e)                      2,100           89
Mattel, Inc.                                                  3,660           53
May Department Stores Co.                                     8,900          291
Maytag Corp.                                                    180            6
McDonald's Corp.                                             10,600          360
McGraw-Hill, Inc.                                             1,400           82
MGM Grand, Inc.                                               1,300           37
Neiman Marcus Group, Inc. (The) Class A (a)                   2,500           89
New York Times Co. Class A                                    5,270          211
Newell Rubbermaid, Inc.                                       3,000           68

4 Multi-Style Equity Fund

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
NTL, Inc.                                                       480           11
Office Depot, Inc.                                            1,700           12
Omnicom Group, Inc.                                          10,880          902
PanAmSat Corp.                                                  300           10
Park Place Entertainment Corp. (a)                            8,800          105
Payless ShoeSource, Inc.                                        900           64
Pittston Brink's Group                                        1,300           26
Reebok International, Ltd.                                      600           16
Robert Half International, Inc.                                 300            8
Ross Stores, Inc.                                               200            3
Russell Corp.                                                   200            3
Sabre Holdings, Corp.                                         1,300           56
Safeguard Scientifics, Inc.                                   1,000            7
Saks, Inc.                                                    1,300           13
Sears Roebuck & Co.                                          18,000          626
Shaw Industries, Inc.                                         1,000           19
Stanley Works, (The)                                          2,500           78
Starbucks Corp.                                                 100            4
Starwood Hotels & Resorts Worldwide,
 Inc. (e)                                                     1,200           42
Talbots, Inc.                                                   300           14
Target Corp.                                                 12,400          400
Tiffany & Co.                                                 2,270           72
Time Warner, Inc.                                            25,300        1,322
TJX Cos., Inc.                                                2,900           80
TMP Worldwide, Inc. (a)                                       1,000           55
Toys "R" Us, Inc. (a)                                        11,100          185
Tribune Co.                                                   1,700           72
Tricon Global Restaurants, Inc.                                 100            3
Tupperware Corp.                                              1,400           29
UnitedGlobalCom, Inc. Class A                                   400            5
USA Networks, Inc.                                              900           17
V.F. Corp.                                                      200            7
Valassis Communications, Inc.                                   100            3
Viacom, Inc. Class B (a)                                     28,894        1,351
Viad Corp.                                                      400            9
Wal-Mart Stores, Inc.                                        43,090        2,289
Wallace Computer Services, Inc.                               2,000           34
Wendy's International, Inc.                                   3,500           92
Westwood One, Inc.                                              900           17
Whirlpool Corp.                                               4,060          194
Zale Corp. (a)                                                1,100           32
                                                                          ------
                                                                          23,117
                                                                          ------

CONSUMER STAPLES - 5.9%
Albertson's, Inc.                                             3,200           85
Anheuser-Busch Cos., Inc.                                    15,700          714
Campbell Soup Co.                                             4,240          147
Clorox Co. (The)                                              3,800          135
Coca-Cola Co. (The)                                           9,800          597
Coca-Cola Enterprises, Inc.                                     100            2
Colgate-Palmolive Co.                                        28,380        1,832
ConAgra, Inc.                                                 9,700          252
Coors (Adolph) Co. Class B                                    2,230          179
CVS Corp.                                                     2,400          144
Delhaize America, Inc.                                        1,269           22
General Mills, Inc.                                           2,000           89
Gillette Co. (The)                                            2,100           76
Heinz (H.J.) Co.                                                900           43
IBP, Inc.                                                     5,460          146
International Flavors & Fragrances, Inc.                        950           19
Interstate Bakeries Corp.                                     2,100           30
Keebler Foods Co.                                             1,400           58
Kellogg Co.                                                     700           18
Kroger Co. (The) (a)                                         45,440        1,230
McCormick & Co., Inc.                                         2,700           97
Pepsi Bottling Group, Inc. (The)                              9,000          359
PepsiCo, Inc.                                                43,580        2,160
Philip Morris Cos., Inc.                                     36,280        1,596
Procter & Gamble Co.                                         23,090        1,811
Quaker Oats Co. (The)                                         1,800          175
R.J. Reynolds Tobacco Holdings, Inc.                          8,200          400
Ralston-Purina Group                                          5,300          138
Safeway, Inc. (a)                                             9,800          613
Sara Lee Corp.                                                5,800          142
Smithfield Foods, Inc. (a)                                    2,000           61
SuperValu, Inc.                                               2,600           36
SYSCO Corp.                                                  12,820          385
Tyson Foods, Inc. Class A                                     2,700           34
UST Corp.                                                     1,990           56
Walgreen Co.                                                 27,600        1,154
Weis Markets, Inc.                                            3,200          123
Winn-Dixie Stores, Inc.                                       5,130           99
Wrigley (Wm.), Jr. Co.                                        1,200          115
                                                                          ------
                                                                          15,372
                                                                          ------

FINANCIAL SERVICES - 21.7%
ACE, Ltd.                                                     3,400          144
AFLAC, Inc.                                                   5,800          419
Allmerica Financial Corp.                                       400           29
Allstate Corp.                                               17,800          775
Ambac Financial Group, Inc.                                   2,250          131
American Express Co.                                         17,600          967
American General Corp.                                        3,800          310
American International Group, Inc.                           48,714        4,801
AmeriCredit Corp. (a)                                         2,600           71
AmSouth Bancorp                                               4,700           72
AON Corp.                                                     1,500           51
Apartment Investment & Management Co.
 Class A (e)                                                  2,300          115
AXA - ADR                                                     1,387          100
BancWest Corp.                                                4,600          120

                                                       Multi-Style Equity Fund 5

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
Bank of America Corp.                                        28,800        1,321
Bank of New York Co., Inc.                                   20,300        1,120
Bank One Corp.                                               20,000          733
BB&T Corp.                                                    5,000          187
Bear Stearns Companies Inc. (The)                             1,760           89
Block (H&R), Inc.                                               700           29
Capital One Financial Corp.                                     100            7
Catellus Development Corp. (a)(e)                               700           12
Charter One Financial, Inc.                                   1,575           45
Chubb Corp. (The)                                             2,300          199
CIGNA Corp.                                                   7,400          979
Cincinnati Financial Corp.                                    1,900           75
CIT Group, Inc.                                               1,200           24
Citigroup, Inc.                                             159,479        8,144
City National Corp.                                           1,300           50
Colonial BancGroup, Inc.                                      1,000           11
Comerica, Inc.                                                3,000          178
Commerce Bancshares, Inc.                                     3,780          161
Compass Bancshares, Inc.                                        900           21
Concord EFS, Inc. (a)                                         5,000          220
Conseco, Inc.                                                 2,000           26
Crescent Real Estate Equities, Inc. (e)                       3,000           67
Dime Bancorp, Inc.                                              200            6
Dow Jones & Co., Inc.                                           800           45
Downey Financial Corp.                                        1,500           83
Duke-Weeks Realty Corp. (e)                                   3,400           84
Edwards (A.G.), Inc.                                          2,400          114
Equity Office Properties Trust (e)                            3,555          116
Equity Residential Properties Trust (e)                         400           22
Erie Indemnity Co. Class A                                    1,600           48
Everest Re Group, Ltd.                                          200           14
Federal Home Loan Mortgage Corp.                             25,370        1,747
Federal National Mortgage Association                        38,200        3,315
FelCor Lodging Trust, Inc. (e)                                1,600           38
Fifth Third Bancorp                                           2,120          127
FINOVA Group, Inc.                                              900            1
First Data Corp.                                              8,300          437
First Tennessee National Corp.                                  300            9
First Union Corp.                                            13,500          375
Firstar Corp.                                                 7,800          181
Fiserv, Inc. (a)                                              2,700          128
FleetBoston Financial Corp.                                  32,537        1,222
Franchise Finance Corp. of America (e)                        1,600           37
Franklin Resources, Inc.                                      7,900          301
Fulton Financial Corp.                                          630           15
General Growth Properties, Inc. (e)                             200            7
Golden State Bancorp, Inc.                                    6,000          189
Golden West Financial Corp.                                  30,100        2,032
Goldman Sachs Group, Inc.                                     5,100          545
Greenpoint Financial Corp.                                    1,000           41
Hartford Financial Services
 Group, Inc. (The)                                            3,800          268
Hibernia Corp. Class A                                        2,200           28
Household International, Inc.                                20,200        1,111
Jack Henry & Associates, Inc.                                 1,500           93
Jefferson-Pilot Corp.                                         2,800          209
John Hancock Financial Services, Inc.                         3,000          113
JP Morgan Chase & Co.                                        34,150        1,552
KeyCorp                                                       8,400          235
Lehman Brothers Holdings, Inc.                               11,100          751
Liberty Property Trust (e)                                      100            3
Lincoln National Corp.                                       15,200          719
Loews Corp.                                                   6,640          688
Marsh & McLennan Cos., Inc.                                   6,800          796
Marshall & Ilsley Corp.                                         700           36
MBIA, Inc.                                                    1,300           96
MBNA Corp.                                                   48,500        1,792
Mellon Financial Corp.                                        5,700          280
Merrill Lynch & Co., Inc.                                    43,360        2,957
MetLife, Inc.                                                 4,200          147
MGIC Investment Corp.                                         7,000          472
MONY Group, Inc. (The)                                        4,500          222
Moody's Corp.                                                 4,100          105
Morgan (J.P.) & Co., Inc.                                     3,700          612
Morgan Stanley Dean Witter & Co.                             32,800        2,600
National City Corp.                                          12,600          362
National Commerce Bancorp                                       700           17
New Dun & Bradstreet Corp. (The)                                100            3
North Fork Bancorp, Inc.                                        100            2
Northern Trust Corp.                                          7,500          612
Old Kent Financial Corp.                                        735           32
Old Republic International Corp.                             10,100          323
Paychex, Inc.                                                 2,400          117
PMI Group, Inc. (The)                                         2,100          142
PNC Bank Corp.                                                8,300          606
Popular, Inc.                                                   500           13
Price (T. Rowe) & Associates, Inc.                              800           34
Progressive Corp.                                               100           10
Providian Financial Corp.                                     8,720          501
Radian Group, Inc.                                            1,800          135
Regions Financial Corp.                                       2,100           57
Reinsurance Group Of America                                    200            7
SAFECO Corp.                                                  2,200           72
SEI Corp.                                                       140           16
Silicon Valley Bancshares (a)                                 1,000           35
Simon Property Group, Inc. (e)                                2,100           50
SouthTrust Corp.                                              2,400           98
Spieker Properties, Inc. (e)                                    100            5
St. Paul Cos., Inc.                                           3,800          206
State Street Corp.                                            2,870          356
Stilwell Financial, Inc.                                        350           14

6 Multi-Style Equity Fund

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
Summit Bancorp                                              1,900             73
SunTrust Banks, Inc.                                        3,400            214
TCF Financial Corp.                                         6,200            276
Torchmark Corp.                                               800             31
U.S. Bancorp                                               12,600            368
Union Planters Corp.                                        1,000             36
UnionBanCal Corp.                                           4,900            118
UnumProvident Corp.                                         2,900             78
USA Education, Inc.                                         3,300            224
Wachovia Corp.                                              1,300             76
Washington Mutual, Inc.                                    22,000          1,167
Wells Fargo Co.                                            24,468          1,363
XL Capital, Ltd. Class A                                    1,700            149
                                                                         -------
                                                                          56,965
                                                                         -------

HEALTH CARE - 13.3%
Abbott Laboratories                                        59,070          2,861
Aetna, Inc. New (a)                                         1,700             70
Allergan, Inc.                                              1,000             97
ALZA Corp. (a)                                              5,200            221
American Home Products Corp.                               19,340          1,229
Amgen, Inc. (a)                                            13,770            880
Andrx Group (a)                                               700             41
Applera Corp. - Applied
 Biosystems Group (a)                                       5,800            546
Bard (C.R.), Inc.                                             600             28
Bausch & Lomb, Inc.                                           670             27
Baxter International, Inc.                                 10,180            899
Becton, Dickinson & Co.                                     3,030            105
Boston Scientific Corp.                                     6,200             85
Bristol-Myers Squibb Co.                                   29,900          2,211
Cardinal Health, Inc.                                       5,300            528
DENTSPLY International, Inc.                                5,100            200
Elan Corp. PLC - ADR (a)                                    3,500            164
First Health Group Corp.                                      960             45
Forest Labs, Inc. (a)                                         300             40
Genentech, Inc. (a)                                         5,620            458
Genzyme Corp.                                                 460             41
Gilead Sciences, Inc.                                         300             25
HCA-The Healthcare Co.                                     15,900            700
Health Net, Inc.                                            1,100             29
HEALTHSOUTH Corp.                                           3,470             57
Human Genome Sciences, Inc. (a)                             3,800            263
Humana, Inc.                                                1,400             21
ICOS Corp.                                                    100              5
Immunex Corp.                                                 100              4
IVAX Corp. (a)                                             14,000            536
Johnson & Johnson                                          31,630          3,323
Lilly (Eli) & Co.                                           6,900            642
Medicis Pharmaceutical Corp.
 Class A. (a)                                                 600             35
Medtronic, Inc.                                            11,900            718
Merck & Co., Inc.                                          47,610          4,457
Millennium Pharmaceuticals, Inc. (a)                        4,100            254
MiniMed, Inc. (a)                                             800             34
Perrigo Co.                                                 1,200             10
Pfizer, Inc.                                              140,902          6,482
Pharmacia Corp.                                            51,673          3,152
Schering-Plough Corp.                                      22,100          1,254
St. Jude Medical, Inc.                                        200             12
Steris Corp.                                                3,000             48
Stryker Corp.                                               1,300             66
SYNAVANT, Inc.                                                155              1
Tenet Healthcare Corp.                                      9,300            413
Trigon Healthcare, Inc. (a)                                 1,900            148
United Health Corp (a)                                     15,300            939
Universal Health Services, Inc.
 Class B (a)                                                  460             51
Wellpoint Health Networks, Inc. (a)                         4,980            574
                                                                         -------
                                                                          35,029
                                                                         -------

INTEGRATED OILS - 4.0%
Amerada Hess Corp.                                          5,300            387
Ashland, Inc.                                               1,100             39
Burlington Resources, Inc.                                  2,000            101
Chevron Corp.                                              16,600          1,402
Coastal Corp.                                               7,500            662
Conoco, Inc. Class B                                       12,502            362
Exxon Mobil Corp.                                          64,280          5,589
Helmerich & Payne, Inc.                                       900             39
Murphy Oil Corp.                                            1,400             85
Noble Affiliates, Inc.                                        140              6
Occidental Petroleum Corp.                                 17,980            437
Phillips Petroleum Co.                                     10,140            577
Texaco, Inc.                                                9,100            565
Unocal Corp.                                                3,000            116
USX-Marathon Group                                          8,300            230
                                                                         -------
                                                                          10,597
                                                                         -------

MATERIALS AND PROCESSING - 3.6%
Air Products & Chemicals, Inc.                              7,400            303
AK Steel Holding Corp.                                        800              7
Albemarle Corp.                                             2,000             50
Alcoa, Inc.                                                11,860            397
American Standard Cos., Inc. (a)                            4,800            237
Archer-Daniels-Midland Co.                                 18,360            275
Barrick Gold Corp.                                          1,710             28
Bemis Co., Inc.                                               700             23
Bowater, Inc.                                               1,850            104
Cabot Corp.                                                 1,800             47
Centex Corp.                                                4,900            184
Dow Chemical Co.                                            6,900            253

                                                       Multi-Style Equity Fund 7

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
E.I. du Pont de Nemours and Company                         13,684           661
Eastman Chemical Co.                                         3,900           190
Ecolab, Inc.                                                   600            26
Engelhard Corp.                                              2,000            41
Fluor Corp.                                                    400            13
FMC Corp. (a)                                                1,800           129
Freeport-McMoRan Copper & Gold, Inc.
 Class A                                                       100             1
Freeport-McMoRan Copper & Gold, Inc.
 Class B                                                       600             5
Georgia-Pacific Corp. (Timber Group)                           400            12
Georgia-Pacific Group                                        2,270            71
Harsco Corp.                                                   600            15
Illinois Tool Works, Inc.                                      400            24
IMC Global, Inc.                                             2,400            37
International Paper Co.                                      1,668            68
Johns Manville Corp.                                         2,200            28
Lafarge Corp.                                                  600            14
Longview Fibre Co.                                             700             9
Louisiana Pacific Corp.                                      1,300            13
Lyondell Petrochemical Co.                                     550             8
Masco Corp.                                                  1,000            26
Minnesota Mining & Manufacturing Co.                         9,750         1,175
Nucor Corp.                                                  1,600            64
Phelps Dodge Corp.                                           1,400            78
Placer Dome, Inc.                                            1,300            13
PPG Industries, Inc.                                         1,600            74
Praxair, Inc.                                                2,560           114
Sherwin-Williams Co.                                         5,000           132
Sigma Aldrich Corp.                                          1,950            77
Smurfit-Stone Container Corp.                                  500             7
Timken Co.                                                   2,000            30
Tyco International, Ltd.                                    59,603         3,309
Union Carbide Corp.                                          2,600           140
US Industries, Inc.                                            400             3
USX-U.S. Steel Group                                           100             2
Vulcan Materials Co.                                           200            10
Waters Corp. (a)                                             3,800           317
Westvaco Corp.                                               9,800           286
Weyerhaeuser Co.                                             3,900           198
Willamette Industries, Inc.                                  1,700            80
                                                                         -------
                                                                           9,408
                                                                         -------

OTHER ENERGY - 2.7%
Anadarko Petroleum Corp.                                     8,167           581
Apache Corp.                                                 4,400           308
Baker Hughes, Inc.                                          11,700           486
BJ Services Co. (a)                                          3,500           241
BP Amoco PLC - ADR                                           3,200           153
Constellation Energy Group                                   5,190           234
Devon Energy Corp.                                             286            17
El Paso Energy Corp.                                        11,950           856
ENSCO International, Inc.                                   22,300           760
EOG Resources, Inc.                                          4,400           241
Flowserve Corp.                                                700            15
Halliburton Co.                                                900            33
Kerr-McGee Corp.                                             4,800           321
Massey Energy Co.                                              400             5
Nabors Industries, Inc. (a)                                  6,100           361
Noble Drilling Corp. (a)                                     3,700           161
Ocean Energy, Inc.                                           1,900            33
ONEOK, Inc.                                                  1,100            53
Pioneer Natural Resources Co.                                  700            14
R&B Falcon Corp. (a)                                         3,800            87
Rowan Cos., Inc. (a)                                        24,200           654
Schlumberger, Ltd.                                             900            72
Sempra Energy                                                9,300           216
Smith International, Inc.                                      160            12
Sunoco, Inc.                                                 5,900           199
Tidewater, Inc.                                                480            21
Tosco Corp.                                                  1,500            51
TXU Corp.                                                    7,000           310
Ultramar Diamond Shamrock Corp.                             15,740           486
Valero Energy Corp.                                          1,300            48
Weatherford International, Inc.                                200             9
                                                                         -------
                                                                           7,038
                                                                         -------

PRODUCER DURABLES - 7.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite - ADR                                         2,600           145
Applied Materials, Inc. (a)                                 12,000           458
B.F. Goodrich Co.                                            3,800           138
Beckman Coulter, Inc.                                        2,000            84
Boeing Co. (The)                                            19,300         1,274
Caterpillar, Inc.                                            3,500           166
Celestica, Inc. (a)                                         15,280           829
Cooper Industries, Inc.                                      1,000            46
Crane Co.                                                    1,200            34
Danaher Corp.                                                  900            62
Deere & Co.                                                  7,200           330
Dover Corp.                                                  7,700           312
Emerson Electric Co.                                        13,200         1,040
General Dynamics Corp.                                       1,530           119
General Electric Co.                                       169,310         8,116
Honeywell International, Inc.                               40,575         1,920
Hubbell, Inc. Class B                                        1,300            34
ITT Industries, Inc.                                         5,000           194
Johnson Controls, Inc.                                       2,100           109
Kennametal, Inc.                                             1,800            52
Lennar Corp.                                                 4,600           167
Litton Industries, Inc.                                        600            47

8 Multi-Style Equity Fund

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
Lockheed Martin Corp.                                         6,700          227
Molex, Inc.                                                   1,400           50
Northrop Grumman Corp.                                        3,000          249
Novellus Systems, Inc. (a)                                      900           32
Pall Corp.                                                    1,800           38
Parker-Hannifin Corp.                                         3,400          150
Pitney Bowes, Inc.                                            2,210           73
Pulte Corp.                                                   2,300           97
Raytheon Co. Class B                                          1,800           56
Republic Services, Inc.                                       1,200           21
Rockwell International Corp.                                  3,100          148
Solectron Corp. (a)                                           2,700           92
SPX Corp.                                                       100           11
Steelcase, Inc. Class A                                       2,500           35
Stewart & Stevenson Services, Inc.                            1,300           30
Tektronix, Inc.                                               5,600          189
Teradyne, Inc.                                                  110            4
Textron, Inc.                                                   600           28
United Technologies Corp.                                    12,360          972
Waste Management, Inc.                                        5,410          150
Xerox Corp.                                                   1,520            7
                                                                         -------
                                                                          18,335
                                                                         -------

TECHNOLOGY - 18.4%
3Com Corp.                                                    1,600           14
Adaptec, Inc.                                                   840            9
Adobe Systems, Inc.                                             800           47
Advanced Micro Devices, Inc. (a)                              4,900           68
Agilent Technologies, Inc.                                      400           22
Altera Corp. (a)                                                500           13
America Online, Inc. (a)                                     56,900        1,980
Amphenol Corp. Class A (a)                                      800           31
Analog Devices, Inc. (a)                                     12,010          615
Andrew Corp. (a)                                              2,500           54
Apple Computer, Inc.                                          2,400           36
Applied Micro Circuits Corp. (a)                              7,946          596
Ariba, Inc. (a)                                               4,500          241
Arrow Electronics, Inc. (a)                                  27,700          793
At Home Corp. Series A                                          800            4
Atmel Corp. (a)                                              36,150          420
Automatic Data Processing, Inc.                               3,200          203
Avnet, Inc.                                                   6,500          140
AVX Corp.                                                     9,840          161
BEA Systems, Inc. (a)                                        16,230        1,092
Broadcom Corp. Class A (a)                                      300           25
Brocade Communications
 Systems, Inc. (a)                                            7,890          724
Cabletron Systems, Inc.                                       3,000           45
Cadence Design Systems, Inc.                                    800           22
CDW Computer Centers, Inc. (a)                                2,300           64
Check Point Software Technologies, Ltd. (a)                   7,150          955
CIENA Corp. (a)                                              10,760          874
Cirrus Logic, Inc. (a)                                        5,400          101
Cisco Systems, Inc. (a)                                     174,610        6,679
CMGI, Inc. (a)                                                4,800           27
CNET Networks, Inc. (a)                                      15,900          254
Comdisco, Inc.                                                4,600           53
Commerce One, Inc. (a)                                        8,600          218
COMPAQ Computer Corp.                                        12,400          187
Computer Associates International, Inc.                         100            2
Computer Sciences Corp.                                         500           30
Comverse Technology, Inc. (a)                                 9,270        1,007
Corning, Inc.                                                22,950        1,212
Critical Path, Inc. (a)                                       9,200          283
Cypress Semiconductor Corp.                                     200            4
Dallas Semiconductor Corp.                                    1,900           49
Dell Computer Corp. (a)                                       7,300          127
DST Systems, Inc. (a)                                         2,630          176
EarthLink, Inc. (a)                                          24,711          124
Electronic Data Systems Corp.                                22,140        1,279
EMC Corp. (a)                                                48,010        3,193
Emulex Corp.                                                     80            6
Exodus Communications, Inc. (a)                               1,900           38
Extreme Networks, Inc.                                          200            8
Galileo International, Inc.                                   3,430           69
General Motors Corp. Class H (a)                              3,189           73
GTECH Holdings Corp.                                          2,070           43
Harris Corp.                                                  3,500          107
Hewlett-Packard Co.                                          23,580          744
i2 Technologies, Inc. (a)                                    10,520          572
Ikon Office Solutions, Inc.                                   1,300            3
IMS Health, Inc.                                              2,200           59
InfoSpace.com, Inc. (a)                                       3,900           34
Integrated Device Technology, Inc. (a)                        7,100          235
Intel Corp.                                                  19,200          577
International Business Machines Corp.                        14,000        1,190
International Game Technology (a)                             2,600          125
Internet Capital Group, Inc.                                  1,300            4
Intuit, Inc.                                                    700           28
JDS Uniphase Corp. (a)                                       22,450          936
Juniper Networks, Inc. (a)                                   13,480        1,699
Keane, Inc.                                                     900            9
Kemet Corp. (a)                                               6,700          101
Linear Technology Corp.                                       9,810          454
MarchFirst, Inc.                                                700            1
Maxim Integrated Products, Inc. (a)                             600           29
Metromedia Fiber Network, Inc.
 Class A                                                      1,000           10
Microchip Technology, Inc. (a)                               14,650          321
Micromuse, Inc.                                                 300           18

                                                       Multi-Style Equity Fund 9

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         MARKET
                                                            NUMBER        VALUE
                                                              OF          (000)
                                                            SHARES          $
                                                            -------      -------
Micron Technology, Inc. (a)                                  11,300          401
Microsoft Corp. (a)                                          19,000          824
Motorola, Inc.                                               13,700          277
NCR Corp.                                                       700           34
Network Appliance, Inc. (a)                                   1,530           98
New Focus, Inc. New                                             200            7
Nortel Networks Corp.                                        59,910        1,922
Novell, Inc.                                                    700            4
NVIDIA Corp. (a)                                                800           26
Oracle Systems Corp. (a)                                     51,200        1,488
Palm, Inc. (a)                                                  800           23
PeopleSoft, Inc.                                                100            4
PerkinElmer, Inc.                                               900           95
PMC - Sierra, Inc. (a)                                          400           31
QUALCOMM, Inc. (a)                                           10,680          878
Quantum Corp. - DLT & Storage Systems                         2,500           33
Qwest Communications
 International, Inc. (a)                                     22,887          938
RadioShack, Corp.                                             3,500          150
Sandisk Corp. (a)                                             8,000          222
Sanmina Corp. (a)                                             6,000          460
SCI Systems, Inc. (a)                                           800           21
Siebel Systems, Inc. (a)                                      7,730          523
Storage Technology Corp.                                      1,100           10
Structural Dynamics Research Corp.                            1,000           10
Sun Microsystems, Inc. (a)                                   83,320        2,324
SunGard Data Systems (a)                                      3,500          165
Sybase, Inc. (a)                                              3,600           71
Symantec Corp. (a)                                           13,900          464
Tech Data Corp. (a)                                           3,100           84
Tellabs, Inc. (a)                                             3,400          192
Texas Instruments, Inc.                                       7,500          355
Total Systems Services, Inc.                                  1,200           27
VeriSign, Inc. (a)                                            4,210          312
Veritas Software Corp. (a)                                   12,101        1,059
Verizon Communications                                       47,542        2,384
Vishay Intertechnology, Inc. (a)                              8,750          132
Vitesse Semiconductor Corp. (a)                               7,800          431
Vitria Technology, Inc. (a)                                   2,800           22
Xilinx, Inc. (a)                                                700           32
Yahoo!, Inc. (a)                                              1,200           36
                                                                          ------
                                                                          48,315
                                                                          ------

UTILITIES - 8.3%
ADC Telecommunications, Inc.                                    100            2
Allegheny Energy, Inc.                                        4,130          199
Alliant Energy Corp.                                          1,500           48
Alltel Corp.                                                  2,670          167
Amdocs, Ltd. (a)                                              1,800          119
Ameren Corp.                                                  3,700          171
American Electric Power Co., Inc.                             4,920          229
AT&T Corp.                                                   45,246          783
AT&T Wireless Group New (a)                                  45,420          786
BellSouth Corp.                                              38,500        1,576
BroadWing, Inc. (a)                                          19,000          433
Cablevision Systems Corp. Class A                               700           59
Calpine Corp. (a)                                             6,700          302
Centennial Cellular Corp. Class A                               400            8
CenturyTel, Inc.                                             21,000          751
Cinergy Corp.                                                 4,000          141
Citizens Communications Co. (a)                               3,300           43
Comcast Corp. Special Class A (a)                            34,000        1,420
Consolidated Edison Inc.                                      1,600           62
Cox Communications, Inc. Class A (a)                          1,800           84
Dominion Resources, Inc.                                      4,700          315
DPL, Inc.                                                     4,600          153
DTE Energy Co.                                                1,500           58
Duke Energy Corp.                                             2,200          188
Dynegy, Inc. Class A                                          7,800          437
Edison International                                          3,300           52
Energy East Corp.                                             2,100           41
Enron Corp.                                                   6,800          565
Entergy Corp.                                                 4,600          195
Exelon Corp. (a)                                              6,562          461
FirstEnergy Corp.                                            16,320          515
FPL Group, Inc.                                               2,600          187
GPU, Inc.                                                     3,400          125
KeySpan Corp.                                                 3,060          130
Level 3 Communications, Inc.                                  1,440           47
MCN Energy Group, Inc.                                          700           19
Nextel Communications, Inc.
 Class A (a)                                                 12,260          303
NiSource, Inc.                                                1,591           49
NiSource, Inc. Sails                                            427            1
Nokia Corp. - ADR                                            66,030        2,872
Northeast Utilities                                           5,800          141
OGE Energy Corp.                                                100            2
PG&E Corp.                                                   17,150          343
Pinnacle West Capital Corp.                                   2,900          138
PPL Corp.                                                     7,300          330
Progress Energy, Inc. (a)                                       700           34
Progress Energy, Inc. - CVO                                   1,300            1
Public Service Enterprise Group, Inc.                         6,600          321
Quanta Services, Inc.                                           180            6
Questar Corp.                                                 1,330           40
Reliant Energy, Inc.                                         14,000          606
SBC Communications, Inc.                                     56,703        2,709
SDL, Inc. (a)                                                 1,300          193
Southern Co.                                                  9,600          319
Sprint Corp. (Fon Group)                                     10,050          204
Sprint Corp. (PCS Group) (a)                                 11,000          225

10 Multi-Style Equity Fund

Multi-Style Equity Fund

                                                               December 31, 2000

                                                                         Market
                                                        Number            Value
                                                          of              (000)
                                                        Shares              $
                                                      ----------        --------
Telephone & Data Systems, Inc.                             1,000              90
TyCom, Ltd. New (a)                                          900              20
Viacom, Inc. Class A (a)                                     300              14
Vodafone Group PLC - ADR                                  22,900             820
West TeleServices Corp. (a)                                1,200              34
Western Resources, Inc.                                      900              22
Williams Cos. (The)                                       14,100             563
Wisconsin Energy Corp.                                     5,200             117
WorldCom, Inc. (a)                                        15,800             222
Xcel Energy, Inc.                                          8,650             251
                                                                         -------
                                                                          21,861
                                                                         -------

TOTAL COMMON STOCKS
(cost $232,307)                                                          249,718
                                                                         -------

                                                      PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                          $
                                                     -----------
SHORT-TERM INVESTMENTS - 5.4%
Frank Russell Investment Company
 Money Market Fund,
due on demand (b)                                        12,278           12,278
United States Treasury Bills (c)(d)
 5.665 due 03/15/01                                       2,000            1,976

TOTAL SHORT-TERM INVESTMENTS
(cost $14,255)                                                            14,254
                                                                        --------

TOTAL INVESTMENTS - 100.5%
(identified cost $246,562)                                               263,972

OTHER ASSETS AND LIABILITIES,
NET - (0.5%)                                                             (1,308)
                                                                        --------

                                                                         262,664
                                                                        ========

                                                                   UNREALIZED
                                                     NUMBER       APPRECIATION
                                                       OF        (DEPRECIATION)
FUTURES CONTRACTS                                   CONTRACTS        (000)
                                                    ----------  ----------------
S&P 500 Index
 expiration date 03/01                                     33   $          (237)

S&P Midcap 400 Index
 expiration date 03/01                                      9                62
                                                                ----------------
Total Unrealized Appreciation                                   $          (175)
 (Depreciation) on Open Futures                                 ================
 Contracts Purchased


(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) Rate noted is yield-to-maturity from date of acquisition.
(e) Real Estate Investment Trust (REIT).

Abbreviations:
ADR - American Depositary Receipt
CVO - Contingent Value Obligation

  See accompanying notes which are an integral part of the financial statements.


                                                      Multi-Style Equity Fund 11

MULTI-STYLE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                December 31, 2000

ASSETS
Investments at market (identified cost $246,562)  .............................    $ 263,972
Cash ..........................................................................          314
Receivables:
 Dividends ....................................................................          267
 Investments sold .............................................................        3,150
 Fund shares sold .............................................................           77
Deferred organization expenses ................................................            1
Prepaid expenses ..............................................................            2
                                                                                   ---------

   Total assets ...............................................................      267,783

LIABILITIES
Payables:
 Investments purchased ...........................................    $   4,550
 Fund shares redeemed ............................................          106
 Accrued fees to affiliates ......................................          114
 Other accrued expenses ..........................................          154
 Daily variation margin on futures contracts .....................          195
                                                                      ---------

   Total liabilities ..........................................................        5,119
                                                                                   ---------

NET ASSETS ....................................................................    $ 262,664
                                                                                   =========

NET ASSETS CONSIST OF:
Undistributed net investment income ...........................................    $      88
Accumulated net realized gain (loss)  .........................................      (35,640)
Unrealized appreciation (depreciation) on:
 Investments ..................................................................       17,410
 Futures contracts ............................................................         (175)
Shares of beneficial interest .................................................          186
Additional paid-in capital ....................................................      280,795
                                                                                   ---------

NET ASSETS ....................................................................    $ 262,664
                                                                                   =========

NET ASSET VALUE, offering and redemption price per share:
 ($262,663,836 divided by 18,594,669 shares of $.01 par value
   shares of beneficial interest outstanding)  ................................    $   14.13
                                                                                   =========

See accompanying notes which are an integral part of the financial statements.

12 Multi-Style Equity Fund

MULTI-STYLE EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 2000

INVESTMENT INCOME
 Dividends ....................................................................    $   2,911
 Dividends from Money Market Fund .............................................        1,023
 Interest .....................................................................           91
                                                                                   ---------

   Total investment income ....................................................        4,025

EXPENSES
 Management fees .................................................    $   2,175
 Custodian fees ..................................................          322
 Transfer agent fees .............................................            7
 Professional fees ...............................................           33
 Registration fees ...............................................            9
 Trustees' fees ..................................................           17
 Amortization of deferred organization expenses ..................            2
 Miscellaneous ...................................................           48
                                                                      ---------

 Expenses before reductions ......................................        2,613
 Expense reductions ..............................................          (28)
                                                                      ---------

   Expenses, net ..............................................................        2,585
                                                                                   ---------

Net investment income .........................................................        1,440
                                                                                   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .....................................................      (30,104)
 Futures contracts ...............................................        1,751      (28,353)
                                                                       --------
Net change in unrealized appreciation (depreciation) on:
 Investments .....................................................       (5,731)
 Futures contracts ...............................................       (1,438)     (7,169)
                                                                       --------    ---------

Net realized and unrealized gain (loss)  ......................................     (35,522)
                                                                                   ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........................    $ (34,082)
                                                                                   =========

  See accompanying notes which are an integral part of the financial statements.

                                                      Multi-Style Equity Fund 13

MULTI-STYLE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    Years Ended December 31,

                                                                                               2000          1999
                                                                                            ---------      ---------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income .................................................................    $   1,440      $   1,281
 Net realized gain (loss) ..............................................................      (28,353)        11,977
 Net change in unrealized appreciation (depreciation) ..................................       (7,169)        13,364
                                                                                            ---------      ---------

   Net increase (decrease) in net assets from operations ...............................      (34,082)        26,622
                                                                                            ---------      ---------

DISTRIBUTIONS
 From net investment income ............................................................       (1,512)        (1,240)
 From net realized gain ................................................................      (10,283)       (13,454)
                                                                                            ---------      ---------

   Net decrease in net assets from distributions .......................................      (11,795)       (14,694)
                                                                                            ---------      ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .........................       22,664        199,951
                                                                                            ---------      ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS ............................................      (23,213)       211,879

NET ASSETS
 Beginning of period ...................................................................      285,877         73,998
                                                                                            ---------      ---------
 End of period (including undistributed net investment income of
   $88 and $160, respectively) .........................................................    $ 262,664      $ 285,877
                                                                                            =========      =========

See accompanying notes which are an integral part of the financial statements.

14 Multi-Style Equity Fund

MULTI-STYLE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         YEARS ENDED DECEMBER 31,
                                                                     -------------------------------
                                                             2000       1999       1998      1997*
                                                          ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD .................    $   16.79  $   16.02  $   12.78  $   10.00
                                                          ---------  ---------  ---------  ---------
INCOME FROM OPERATIONS
 Net investment income (a)  ..........................          .08        .12        .10        .09
 Net realized and unrealized gain (loss)  ............        (2.10)      2.41       3.49       2.75
                                                          ---------  ---------  ---------  ---------

   Total income from operations ......................        (2.02)      2.53       3.59       2.84
                                                          ---------  ---------  ---------  ---------
DISTRIBUTIONS
 From net investment income ..........................         (.08)      (.12)      (.08)      (.06)
 From net realized gain ..............................         (.56)     (1.64)      (.27)        --
                                                          ---------  ---------  ---------  ---------

   Total distributions ...............................         (.64)     (1.76)      (.35)      (.06)
                                                          ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD .......................    $   14.13  $   16.79  $   16.02  $   12.78
                                                          =========  =========  =========  =========

TOTAL RETURN (%)(b)  .................................       (12.26)     17.17      28.71      28.53

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ...........      262,664    285,877     73,998     23,639

 Ratios to average net assets (%)(c):
   Operating expenses, net ...........................          .92        .92        .92        .92
   Operating expenses, gross .........................          .93        .96       1.21       1.61
   Net investment income .............................          .51        .74        .70        .76

 Portfolio turnover rate (%)  ........................       161.09      67.67      78.89      64.95

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                      Multi-Style Equity Fund 15

AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)



OBJECTIVE: To provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund by investing in equity securities.

INVESTS IN: Primarily common stocks of small and medium capitalization US companies.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of six small capitalization stock fund managers with distinct investment styles.


                              [PERFORMANCE GRAPH]


                 Aggressive      Russell 2500(TM)       Lipper(R)
   Dates         Equity Fund         Index              Small Cap
--------------------------------------------------------------------------------
 Inception         $10,000          $10,000              $10,000
   1997            $13,507          $12,436              $12,074
   1998            $13,644          $12,484              $11,997
   1999            $14,474          $15,498              $15,918
   2000            $14,378          $16,159              $16,344
--------------------------------------------------------------------------------
 Total             $66,003          $66,577              $66,333
================================================================================


AGGRESSIVE EQUITY FUND

PERIODS ENDED    GROWTH OF       TOTAL
  12/31/00        $10,000       RETURN
-----------------------------------------------
1 Year            $ 9,934       (0.66)%
Inception         $14,378        9.51 %(S)


RUSSELL 2500(TM) INDEX

PERIODS ENDED    GROWTH OF       TOTAL
  12/31/00        $10,000       RETURN
-----------------------------------------------
1 Year            $10,427        4.27%
Inception         $16,159       12.75%(S)


LIPPER(R) SMALL CO. GROWTH FUNDS BENCHMARK

PERIODS ENDED    GROWTH OF       TOTAL
  12/31/00        $10,000       RETURN
-----------------------------------------------
1 Year            $10,268        2.68%
Inception         $16,344       13.07%(S)


16 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the year ended December 31, 2000, the Aggressive Equity Fund reflected a loss of 0.66% as compared to the Russell 2500/TM/ Index, which gained 4.27%. Both security and sector selection in the Fund during the last quarter contributed to the year's negative benchmark-relative returns.

PORTFOLIO HIGHLIGHTS
Small- and mid-cap stocks trailed larger cap issues in the first quarter of 2000, with Technology the leading sector during this period. By mid-March however, this trend reversed and the markets began periodically changing favor between styles and economic sectors for the remainder of the year. The trend of value stocks outperforming growth stocks, which began in March of 2000, also continued into the fourth quarter. By year-end, the Russell 2500/TM/ Value had outperformed the Russell 2500/TM/ Growth benchmark by an astonishing 2800 basis points (an 8.6% gain versus a loss of 19.3%, respectively). As was the case for most of the year, mid cap stocks were particularly resilient in the last quarter compared to other capitalization segments of the market. This was largely owing to excellent revenue and earnings growth for mid cap stocks coupled with their attractive valuations relative to larger cap issues. The Russell 2500/TM/ Index outperformed the Russell 1000(R) Index by 550 basis points (with losses of 3.7% versus 9.2%, respectively) while the largest cap tier within the Russell 1000(R) was especially weak, losing nearly 13%.

The Fund's benchmark-relative underperformance was largely the result of the market's defensiveness in the final quarter of the year. Despite the Fund's continuing emphasis on companies with strong earnings surprises, positive earnings estimate revisions, and compelling relative valuations, its overweight of companies with higher earnings variability as opposed to the perceived "safer" havens like Health Care and Financials was what mattered most by year-end. The Fund experienced a positive rally in December, however, closing a large gap that had developed in the fall sell off. Good stock selection produced positive contributions within six of Russell's 12 economic sectors, most notably in Health Care and Consumer Staples. Stock selection in Technology was very poor and was exacerbated by the Fund's emphasis of the higher growth, higher P/E stocks within that sector. In fact, the Fund's poor overall performance was driven largely by its overweight of Technology and its poor stock selection therein.

Several changes were made to the Fund's structure during the year. CapitalWorks, a manager emphasizing accelerated earnings growth, and Jacobs Levy, a value manager, were both added in March 2000. The Fund also introduced two new small cap Value managers, David J. Greene and Systematic Financial Management, between the end of September and the middle of October. These managers use concentrated stock picking strategies with complimentary return patterns relative to each other and to the former stand-alone value manager within this strategy, Jacobs Levy.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments) December 31, 2000

HEALTHSOUTH Corp.                            0.95%
S&P Mid-Cap 400 Depository Receipts          0.80
Health Net, Inc.                             0.80
Gallagher (Arthur J.) & Co.                  0.63
UtiliCorp United, Inc.                       0.62
AmeriSource Health Corp. Class A             0.60
Astoria Financial Corp.                      0.59
Valero Energy Corp.                          0.55
Downey Financial Corp.                       0.54
Tenet Healthcare Corp.                       0.52

PORTFOLIO CHARACTERISTICS
                                    December 31, 2000

Current P/E Ratio                                  16x
Portfolio Price/Book Ratio                       2.49x
Market Capitalization - $-Weighted Average    2.32 Bil
Number of Holdings                                 936

MONEY MANAGERS                         STYLES


CapitalWorks Investment Partners, LLC  Growth
David J. Greene and Co., LLC           Value
Geewax, Terker & Co.                   Growth
Jacobs Levy Equity Management, Inc.    Value
Systematic Financial Management, LP    Value
Westpeak Investment Advisors, LP       Value


* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Russell 2500/TM/ Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this index has a market capitalization of about $4.0 billion. The Russell 2500/TM/ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Lipper(R) Small Co. Growth Funds Benchmark is the average total return for the universe of funds within the Small Company Growth Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.



Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                      Aggressive Equity Fund  17

AGGRESSIVE EQUITY FUND

STATEMENT OF NET ASSETS

                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------
COMMON STOCKS - 93.8%
AUTO AND TRANSPORTATION - 3.2%
America West Holding Corp. Class B (a)                  2,200            28
American Axle & Manufacturing
 Holdings, Inc. (a)                                     6,800            54
Arkansas Best Corp. (a)                                 6,300           115
Atlas Air, Inc. (a)                                     1,280            42
AutoNation, Inc. (a)                                   17,100           103
AutoZone, Inc. (a)                                      2,100            60
Avis Rent A Car, Inc. (a)                               2,000            65
Bandag, Inc.                                              500            20
CNF Transportation, Inc.                                  700            24
Continental Airlines, Inc. Class B (a)                  1,700            88
Cooper Tire & Rubber Co.                                3,500            37
Dollar Thrifty Automotive Group, Inc. (a)               4,400            83
Dura Automotive Systems, Inc. (a)                       3,100            16
Expeditors International of
 Washington, Inc.                                       2,060           111
GATX Corp.                                              3,300           165
Goodyear Tire & Rubber Co.                              3,500            80
Landstar Systems, Inc. (a)                              3,200           177
Lear Corp. (a)                                          8,500           211
Navistar International Corp. (a)                       10,400           272
Newport News Shipbuilding, Inc.                         5,000           260
PACCAR, Inc.                                            1,900            94
Polaris Industries, Inc.                                1,800            72
Roadway Express, Inc.                                   3,700            78
Ryder System, Inc.                                     21,000           349
Skywest, Inc.                                           1,500            43
Sonic Automotive, Inc. (a)                              3,000            21
Superior Industries International, Inc.                 3,900           123
Teekay Shipping Corp.                                   2,300            87
Tower Automotive, Inc. (a)                              5,000            45
Trinity Industries, Inc.                                  900            23
UAL Corp.                                               2,500            97
United Auto Group, Inc. (a)                             1,800            12
USFreightways Corp.                                     1,600            48
Wabtec Corp.                                           10,400           122
XTRA Corp. (a)                                          2,300           110
Yellow Corp. (a)                                        6,400           131
                                                                -----------
                                                                      3,466
                                                                -----------

CONSUMER DISCRETIONARY - 9.9%
99 Cents Only Stores (a)                                1,100            30
Aaron Rents, Inc.                                       2,700            38
Abercrombie & Fitch Co. Class A (a)                     4,070            81
AC Nielsen Corp. (a)                                      700            25
Adminstaff, Inc. (a)                                    1,600            44
Advo, Inc. (a)                                          5,750           255
Agribrands International, Inc. (a)                        700            37
American Eagle Outfitters, Inc. (a)                     2,100            89
Anchor Gaming (a)                                       1,200            47
Apollo Group, Inc. Class A (a)                          4,500           221
Applebee's International, Inc.                          5,250           165
Argosy Gaming Co. (a)                                   1,200            23
Ask Jeeves, Inc. (a)                                      600             1
Aztar Corp. (a)                                         8,100           105
Bacou USA, Inc. (a)                                     1,600            42
Belo (A.H.) Corp. Class A                               2,600            42
BJ's Wholesale Club, Inc. (a)                           1,560            60
Blockbuster Entertainment Corp.                         5,400            45
Bowne & Co., Inc.                                       3,200            34
Brown Shoe Co., Inc.                                    1,700            22
Brunswick Corp.                                         1,100            18
Buckeye Technologies, Inc. (a)                          2,400            34
Career Education Corp. (a)                              2,820           110
Carter-Wallace, Inc.                                    2,100            70
Catalina Marketing Corp. (a)                            3,570           139
CBRL Group, Inc.                                        4,900            89
CDI Corp. (a)                                           1,300            19
CEC Entertainment, Inc. (a)                             2,850            97
Charming Shoppes, Inc. (a)                              6,600            40
Cheesecake Factory, Inc. (The) (a)                        930            36
Chris Craft Industries, Inc. (a)                           75             5
Columbia Sportswear Co. (a)                               230            11
Copart, Inc. (a)                                        1,580            34
Corporate Executive Board
 Company, (The) (a)                                       500            20
Cost Plus, Inc. (a)                                     1,800            53
Cox Radio, Inc. Class A (a)                             1,200            27
Darden Restaurants, Inc.                                1,200            27
Dollar Tree Stores, Inc. (a)                            1,250            31
Dress Barn, Inc. (a)                                    1,300            38
Education Management Corp. (a)                            680            24
Emmis Broadcasting Corp. Class A (a)                      400            11
Energizer Holdings, Inc. (a)                            2,900            62
Equity Inns, Inc.                                       2,200            14
Extended Stay America, Inc. (a)                        19,800           254
F.Y.I., Inc. (a)                                        3,410           126
Family Dollar Stores, Inc.                              6,620           142
Footstar, Inc. (a)                                      3,800           188
Fossil, Inc. (a)                                          400             6
Genesco, Inc. (a)                                       1,300            32
Genlyte Group, Inc. (The) (a)                           1,900            45
Grey Global Group, Inc.                                   100            65
Gymboree Corp. (a)                                     10,500           146
Harman International Industries, Inc.                   1,150            42
Harrah's Entertainment, Inc. (a)                        1,800            47
Haverty Furniture Co., Inc.                             1,900            19
Heidrick & Struggles International,
 Inc. (a)                                                 700            29
Hollinger International, Inc. Class A                   1,700            27


18 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Hot Topic, Inc. (a)                                    14,180           233
IHOP Corp. (a)                                          1,000            22
InterTAN, Inc. (a)                                        830            10
Iron Mountain, Inc. (a)                                 1,600            59
Isle of Capri Casinos, Inc. (a)                         1,400            15
Jack in the Box, Inc. (a)                               3,000            88
Jones Apparel Group, Inc. (a)                           1,500            48
Kelly Services, Inc. Class A                            1,800            43
Korn/Ferry International (a)                              810            17
Krispy Kreme Doughnuts, Inc. New (a)                    2,200           183
Lamar Advertising Co. Class A (a)                         400            15
Landry's Seafood Restaurants, Inc.                      3,900            39
Learning Tree International, Inc. (a)                   1,500            74
Libbey, Inc.                                            1,500            46
Lone Star Steakhouse & Saloon                           3,400            33
Mandalay Resort Group (a)                               1,300            29
Manpower, Inc.                                          1,000            38
Maxwell Shoe Company, Inc. Class A (a)                  9,000            97
McClatchy Co. (The) Class A                               700            30
Media General, Inc. Class A                               400            15
Men's Wearhouse (The), Inc. (a)                         6,300           172
Meredith Corp.                                          2,100            68
MGM Grand, Inc.                                         1,800            51
Michaels Stores, Inc. (a)                               2,600            69
Modis Professional Services, Inc. (a)                  15,300            63
Movado Group, Inc.                                     11,400           174
MSC Industrial Direct Co., Inc.
 Class A (a)                                              500             9
Musicland Stores Corp. (a)                             12,700           157
Nautica Enterprises, Inc. (a)                           1,900            29
NBC Internet, Inc. Class A New (a)                     11,300            40
Neiman Marcus Group, Inc. (The)
 Class A (a)                                            5,600           199
Oakley, Inc. (a)                                       20,600           278
On Assignment, Inc. (a)                                 1,900            54
Oxford Industries, Inc.                                 1,600            24
Park Place Entertainment Corp. (a)                     25,300           302
Penton Media, Inc.                                      1,000            27
Phillips-Van Heusen Corp.                              14,100           183
Pier 1 Imports, Inc.                                   22,100           228
Pinnacle Entertainment, Inc. (a)                        1,000            14
Pittston Brink's Group                                 11,400           227
Plantronics, Inc. (a)                                   2,870           135
Playtex Products, Inc. (a)                             12,500           120
Polo Ralph Lauren Corp. Class A (a)                     1,400            31
Prime Hospitality Corp. (a)                             5,200            60
R.H. Donnelley Corp. (a)                               12,000           292
RARE Hospitality International, Inc. (a)                2,250            50
Reader's Digest Association, Inc.
 Class A                                                5,720           224
Reebok International, Ltd. (a)                          7,000           191
Rent-A-Center, Inc. (a)                                 5,500           190
Robert Half International, Inc. (a)                     1,800            48
Ruby Tuesday, Inc.                                     11,200           171
Ryan's Family Steak Houses, Inc. (a)                    6,000            57
Sabre Holdings, Corp.                                   1,600            69
Salton, Inc. (a)                                        3,300            68
Scholastic Corp. (a)                                      400            35
SCP Pool Corp. (a)                                      1,500            45
Skechers U.S.A., Inc. Class A (a)                      13,000           202
Sonic Corp. (a)                                         2,250            52
Stewart Enterprises, Inc. Class A                       8,700            17
Sylvan Learning Systems, Inc. (a)                       3,400            50
TeleTech Holdings, Inc. (a)                             2,200            40
TETRA Technologies, Inc. (a)                              450            14
Tiffany & Co.                                           1,600            51
Timberland Co. Class A (a)                              1,700           114
TMP Worldwide, Inc. (a)                                   500            28
Tommy Hilfiger Corp. (a)                               15,700           154
Topps Co., Inc. (a)                                     5,100            47
Toro Co.                                                2,500            92
Toys "R" Us, Inc. (a)                                   2,700            45
Travelocity.com, Inc. New (a)                           1,700            21
True North Communications, Inc.                         3,800           162
Tupperware Corp.                                          900            18
United Stationers, Inc. (a)                             5,060           121
Valassis Communications, Inc. (a)                         900            28
Valuevision International, Inc.
 Class A (a)                                            1,150            15
Venator Group, Inc. (a)                                10,400           161
Wallace Computer Services, Inc.                         1,700            29
Wet Seal, Inc. Class A (The) (a)                        4,900           101
Wiley (John) & Sons Inc. Class A                        2,610            56
Zale Corp. (a)                                          1,100            32
                                                                -----------
                                                                     10,521
                                                                -----------

CONSUMER STAPLES - 3.1%
J.M. Smucker Co., (The)                                 2,900            81
Constellation Brands, Inc. Class A (a)                  9,300           546
Coors (Adolph) Co. Class B                              6,400           514
Dean Foods Co.                                            500            15
Dole Food Co., Inc.                                     7,600           124
International Flavors & Fragrances, Inc.                1,100            22
Michael Foods, Inc.                                     1,100            33
Pathmark Stores, Inc. New (a)                           3,700            61
Pepsi Bottling Group, Inc. (The)                        9,700           387
Performance Food Group Co. (a)                          1,900            97
R.J. Reynolds Tobacco Holdings, Inc.                    8,200           400
Robert Mondavi Corp. Class A (a)                        1,300            70
Schweitzer-Mauduit International, Inc.                  2,600            50
Smithfield Foods, Inc. (a)                                700            21
Suiza Foods Corp. (a)                                   6,200           298


                                                       Aggressive Equity Fund 19

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------    ----------

SuperValu, Inc.                                         2,500            35
Tootsie Roll Industries, Inc.                             500            23
Tyson Foods, Inc. Class A                               1,600            20
Universal Corp.                                         4,800           168
Whitman Corp.                                          12,600           206
Whole Foods Market, Inc. (a)                              400            24
Winn-Dixie Stores, Inc.                                 7,000           136
                                                                -----------
                                                                      3,331
                                                                -----------

FINANCIAL SERVICES - 18.8%
Advanta Corp. Class A                                   2,500            22
Affiliated Managers Group, Inc. (a)                     4,300           236
Alexandria Real Estate Equities, Inc. (e)               1,400            52
Allied Capital Corp.                                      900            19
Allmerica Financial Corp.                               4,500           326
American Financial Group, Inc.                          1,900            50
American National Insurance Co.                           300            22
AmeriCredit Corp. (a)                                   5,290           144
AmerUs Group Co.                                        1,200            39
Archstone Communities Trust (e)                         7,000           180
Area Bancshares Corp.                                   3,450            57
Associated Banc-Corp.                                   3,630           110
Astoria Financial Corp.                                11,700           635
Avalonbay Communities, Inc. (e)                           764            38
BancWest Corp.                                          7,400           193
Bay View Capital Corp.                                  2,400            15
Bedford Property Investors, Inc. (e)                    3,921            79
BlackRock, Inc. New (a)                                 1,620            68
BOK Financial Corp. (a)                                 1,400            30
Boykin Lodging Co. (e)                                  2,200            19
BRE Properties, Inc.                                      708            22
Brookline Bancorp, Inc.                                 1,700            20
Brown & Brown, Inc.                                     1,250            44
Burnham Pacific Properties, Inc. (e)                    3,100            14
Cabot Industrial Trust (e)                                900            17
Capital Automotive (e)                                  4,000            55
Capitol Federal Financial                               6,900           116
CarrAmerica Realty Corp. (e)                              800            25
Catellus Development Corp. (a)(e)                      11,600           203
Cathay Bancorp, Inc.                                      500            30
CBL & Associates Properties, Inc. (e)                   8,000           203
Chelsea GCA Realty, Inc. (e)                              900            33
City National Corp.                                     6,900           268
Coastal Bancorp, Inc.                                   2,600            62
Commerce Bancorp, Inc.                                  1,300            89
Commerce Bancshares, Inc.                                 525            22
Commerce Group, Inc.                                    2,400            65
Commonwealth Bancorp, Inc.                              1,500            23
Community Trust Bancorp, Inc.                             340             5
Compass Bancshares, Inc.                                  800            19
Concord EFS, Inc. (a)                                  12,200           536
Conseco, Inc.                                          33,400           440
Cornerstone Realty Income Trust, Inc. (e)               4,200            44
CORUS Bankshares, Inc.                                  2,800           139
Cousins Properties, Inc. (e)                            2,850            80
Crescent Real Estate Equities, Inc. (e)                 1,273            28
Crestline Capital Corp. (a)(e)                          1,900            49
Dime Bancorp, Inc.                                      1,000            30
Dime Community Bancorp, Inc.                            1,700            43
Doral Financial Corp.                                  10,900           264
Downey Financial Corp.                                 10,400           572
Duke-Weeks Realty Corp. (e)                             2,086            51
DVI, Inc. (a)                                           4,200            72
East West Bancorp, Inc.                                 4,200           105
EastGroup Properties, Inc. (e)                          2,900            65
Edwards (A.G.), Inc.                                    3,100           147
Enhance Financial Services Group, Inc.                  1,400            22
Entertainment Properties Trust (e)                      2,100            23
Equifax, Inc.                                           8,110           233
Federated Investors, Inc. Class B                       2,880            84
FelCor Lodging Trust, Inc. (e)                          5,300           127
Fidelity National Financial, Inc.                       9,700           358
FINOVA Group, Inc.                                      5,200             5
First Bancorp.                                          1,400            33
First Citizens BancShares, Inc.                           900            73
First Federal Capital Corp.                             1,700            25
First Industrial Realty Trust, Inc. (e)                 5,700           194
First Niagara Financial Group, Inc.                     3,000            32
FirstFed Financial Corp. (a)                            9,100           294
Fulton Financial Corp.                                    400             9
Gabelli Asset Management, Inc.
 Class A (a)                                              800            27
Gallagher (Arthur J.) & Co.                            10,600           674
GBC Bancorp                                             2,400            92
Golden State Bancorp, Inc.                              3,800           119
Great Lakes, Inc.                                       1,000            17
Greater Bay Bancorp                                     3,020           124
Greenpoint Financial Corp.                              1,000            41
Hamilton Bancorp, Inc. (a)                              2,300            21
HCC Insurance Holdings, Inc.                            7,100           191
Health Care REIT, Inc. (e)                              1,800            29
Heller Financial, Inc. Class A                          6,300           193
Hibernia Corp. Class A                                  6,500            83
Highwoods Properties, Inc. (e)                            800            20
Hospitality Properties Trust (e)                        3,313            75
Host Marriott Corp. (e)                                10,200           132
HRPT Properties Trust (e)                              12,800            97
Imperial Bancorp (a)                                    4,346           114
IndyMac Mortgage Holdings, Inc.                         1,700            50
Innkeepers USA Trust (e)                               23,900           264
Interpool, Inc.                                         1,700            29
Investment Technology Group (a)                           870            36


20 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Investors Financial Services Corp.                      1,820           157
IRT Property Co. (e)                                    2,800            23
iShares Russell 1000 Growth
 Index Fund                                             2,700           174
iStar Financial Inc.                                    3,800            75
Jack Henry & Associates, Inc.                           1,000            62
JDN Realty Corp. (e)                                    2,800            30
Jefferies Group, Inc.                                   3,100            97
John Nuveen & Co., Inc. Class A                         3,080           177
Knight Trading Group, Inc. (a)                          3,300            46
LaBranche & Co., Inc. New (a)                           4,040           123
LandAmerica Financial Group, Inc.                         900            36
LaSalle Hotel Properties (e)                            3,200            49
Legg Mason, Inc.                                        1,000            55
Leucadia National Corp.                                 1,200            43
Liberty Corp.                                             600            24
Liberty Financial Cos., Inc.                            1,000            45
Liberty Property Trust (e)                              2,200            63
LNR Property Corp.                                      6,900           152
MAF Bancorp, Inc.                                       4,600           131
Mercantile Bankshares Corp.                               800            35
MeriStar Hospitality Corp. (e)                          6,300           124
Metris Companies, Inc.                                  6,310           166
MidAmerica Bancorp                                        618            14
MONY Group, Inc. (The)                                 11,000           544
National Western Life Insurance Co.
 Class A (a)                                              300            31
Neuberger Berman, Inc.                                    500            41
New Century Financial Corp. (a)                         2,300            24
North Fork Bancorp, Inc.                                1,000            25
OceanFirst Financial Corp.                              2,900            71
Ocwen Financial Corp. (a)                               3,400            22
Ohio Casualty Corp.                                     6,300            63
Old Republic International Corp.                       13,500           432
Pacific Century Financial Corp.                        10,800           191
Pacific Gulf Properties, Inc. (e)                       1,700            10
Parkway Properties, Inc. (e)                              800            24
Penn Treaty American Corp. (a)                          1,400            25
Pennsylvania Real Estate
 Investment Trust (e)                                   1,000            19
PFF Bancorp, Inc.                                       3,600            75
PMI Group, Inc. (The)                                   1,500           102
Prentiss Properties Trust (e)                           3,600            97
Presidential Life Corp.                                 1,600            24
Protective Life Corp.                                   9,000           290
Provident Financial Group, Inc.                           600            23
PS Business Parks, Inc. (e)                             1,000            28
R&G Financial Corp.                                     3,200            46
Radian Group, Inc.                                      4,300           323
Raymond James Financial, Inc.                          11,100           387
Reckson Associates Realty Corp. (e)                     7,900           198
Regency Realty Corp. (e)                                2,100            50
RenaissanceRe Holdings, Ltd.                            1,500           117
Republic Bancorp, Inc.                                  1,210            13
RFS Hotel Investors, Inc. (e)                           5,100            67
Richmond County Financial Corp.                         2,700            71
RLI Corp.                                                 600            27
S&P Mid-Cap 400 Depository Receipts                     9,100           859
SAFECO Corp.                                           10,600           348
Security Capital Group, Inc.
 Class B (a)(e)                                         5,200           104
SEI Corp.                                               1,630           183
Senior Housing Properties Trust (e)                     2,900            27
Silicon Valley Bancshares (a)                           6,120           212
SL Green Realty Corp. (e)                               6,000           168
Smith (Charles E.) Residential
 Realty, Inc. (e)                                         800            38
Southwest Bancorporation of
 Texas, Inc. (a)                                          700            30
Southwest Securities Group, Inc.                        6,540           169
Sovereign Bancorp, Inc.                                40,700           331
Spieker Properties, Inc. (e)                            1,530            77
St. Joe Co. (The) (e)                                   1,100            24
Stancorp Financial Group, Inc.                          3,100           148
State Auto Financial Corp.                              2,700            48
State Street Corp.                                      1,800           224
Staten Island Bancorp, Inc.                             3,700            79
Stewart Information Services Corp.                      5,100           113
Susquehanna Bancshares, Inc.                            1,000            17
TCF Financial Corp.                                       800            36
Texas Regional Bancshares, Inc. Class A                   880            29
Thornburg Mortgage Asset Corp.                          4,400            40
Triad Guaranty, Inc. (a)                                6,100           202
TrustCo Bank Corp. NY                                     200             2
Tucker Anthony Sutro Corp.                              6,200           152
UCBH Holdings, Inc.                                     3,500           163
UICI (a)                                                3,000            18
Unitrin, Inc.                                           1,400            57
Vornado Realty Trust (e)                                5,500           211
Waddell & Reed Financial, Inc.
 Class A                                                  500            18
Washington Real Estate
 Investment Trust (e)                                   1,500            34
Weingarten Realty Investors (e)                         1,500            65
WFS Financial, Inc. (a)                                 1,400            25
Whitney Holding Corp.                                   5,100           184
                                                                -----------
                                                                     20,070
                                                                -----------

HEALTH CARE - 13.1%
Abgenix, Inc. (a)                                       3,300           195
Advance Paradigm, Inc. (a)                              5,465           249

                                                       Aggressive Equity Fund 21

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Affymetrix, Inc. (a)                                      500            37
Albany Molecular Research, Inc. (a)                     1,250            77
Alkermes, Inc. (a)                                        800            25
Alliance Pharmaceutical Corp. (a)                      10,600            91
Alpharma, Inc. Class A                                  1,080            47
AmeriSource Health Corp. Class A (a)                   12,620           637
Andrx Group (a)                                         1,000            58
Apogent Technologies, Inc. (a)                          5,950           122
Applera Corp. - Celera
 Genomics Group (a)                                     3,770           135
ARIAD Pharmaceuticals, Inc. (a)                         2,300            11
Aurora Biosciences Corp. (a)                            1,600            50
Bard (C.R.), Inc.                                       5,800           270
Barr Laboratories, Inc. (a)                             1,930           141
Bausch & Lomb, Inc.                                     2,000            81
Bergen Brunswig Corp. Class A                          19,500           309
Biosite Diagnostics, Inc. (a)                             470            19
Caremark Rx, Inc. (a)                                  29,630           402
Celgene Corp. (a)                                       3,700           120
Cell Therapeutics, Inc. (a)                             1,420            64
Cephalon, Inc. (a)                                        600            38
Cerner Corp. (a)                                        3,020           140
Cooper Companies, Inc.                                  4,000           160
Corixa Corp. (a)                                       11,700           326
Covance, Inc. (a)                                       9,600           103
Cubist Pharmaceuticals, Inc. (a)                        1,640            48
CuraGen Corp. (a)                                       1,500            41
Cytyc Corp. (a)                                         2,430           152
Datascope Corp.                                         1,100            38
DaVita, Inc. (a)                                        9,800           168
Diagnostic Products Corp.                               1,620            88
Drugstore.com, Inc. (a)                                 7,500             7
Edwards Lifesciences Corp. (a)                          2,200            39
Enzon, Inc. (a)                                         2,400           149
First Health Group Corp. (a)                            9,500           442
Genome Therapeutics Corp. (a)                           1,300             9
Genzyme Corp. (a)                                         266            24
Gilead Sciences, Inc. (a)                                 600            50
Health Management Associates
 Class A (a)                                           14,960           310
Health Net, Inc. (a)                                   32,600           854
HEALTHSOUTH Corp. (a)                                  62,500         1,020
Henry Schein, Inc. (a)                                  3,100           107
ICN Pharmaceuticals, Inc.                               2,900            89
ICOS Corp. (a)                                            500            26
IDEC Pharmaceuticals Corp. (a)                            400            76
IDEXX Laboratories, Inc. (a)                            2,300            51
Imclone Systems, Inc. (a)                                 400            18
Incyte Pharmaceuticals, Inc. (a)                        1,500            37
Inhale Therapeutic Systems, Inc. (a)                    1,110            56
Invacare Corp.                                            600            21
Invitrogen Corp. (a)                                      700            60
King Pharmaceuticals, Inc. (a)                          9,251           478
Large Scale Biology Corp. New (a)                       7,300            69
LifePoint Hospitals, Inc. (a)                           1,930            97
Lincare Holdings, Inc. (a)                                600            34
Maxygen Inc. New (a)                                      600            15
Medarex, Inc. (a)                                       6,900           281
Medicis Pharmaceutical Corp.
 Class A (a)                                            3,310           196
Mentor Corp.                                            1,000            20
Mid Atlantic Medical Services, Inc. (a)                 7,000           139
MiniMed, Inc. (a)                                         500            21
Molecular Devices Corp. (a)                               800            55
Mylan Laboratories, Inc.                               11,700           295
Myriad Genetics, Inc. (a)                                 300            25
Neurocrine Biosciences, Inc. (a)                        1,800            60
Noven Pharmaceuticals, Inc. (a)                         1,700            64
Novoste Corp. (a)                                         920            25
Ocular Sciences, Inc. (a)                               1,400            16
Organogenesis, Inc. (a)                                 2,000            18
Orthodontic Centers of America, Inc. (a)                1,500            47
OSI Pharmaceuticals, Inc. (a)                           3,500           280
Owens & Minor, Inc., Holding Co.                        9,600           170
Oxford Health Plans, Inc. (a)                           8,870           350
PacifiCare Health Systems, Inc. (a)                     9,600           144
Parexel International Corp. (a)                         2,800            30
Patterson Dental Co. (a)                                3,930           133
Perrigo Co. (a)                                         5,200            43
Pharmaceutical Product
 Development, Inc. (a)                                  1,600            80
Pharmacopeia, Inc. (a)                                  1,800            39
Pharmacyclics, Inc. (a)                                   800            27
PolyMedica Corp. (a)                                      800            27
POZEN, Inc. New (a)                                    16,000           292
Professional Detailing, Inc. (a)                          560            59
Protein Design Labs, Inc. (a)                             900            78
Province Healthcare Co. (a)                             1,100            43
Quintiles Transnational Corp. (a)                       1,500            31
Respironics, Inc. (a)                                   2,400            68
Rightchoice Managed Care, Inc. (a)                      6,600           230
SpaceLabs, Inc. (a)                                     7,400            96
St. Jude Medical, Inc. (a)                              1,200            74
Sybron Dental Specialties, Inc. New (a)                 2,949            50
Syncor International Corp. (a)                          2,330            85
Techne Corp. (a)                                        1,300            47
Tenet Healthcare Corp.                                 12,600           560
Triad Hospitals, Inc. (a)                               4,100           134
Trigon Healthcare, Inc. (a)                             1,800           140
Trimeris, Inc. (a)                                        890            49
Universal Health Services, Inc.
 Class B (a)                                            3,100           346


22 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Varian Medical Systems, Inc. (a)                        3,100           211
Vertex Pharmaceuticals, Inc. (a)                        2,730           195
Vital Signs, Inc.                                         900            29
                                                                -----------
                                                                     13,982
                                                                -----------

INTEGRATED OILS - 1.1%
Ashland, Inc.                                           1,600            57
Basin Exploration, Inc. (a)                             6,100           156
Cross Timbers Oil Co.                                   7,950           221
Forest Oil Corp. (a)                                      635            23
Helmerich & Payne, Inc.                                10,100           443
Houston Exploration Co. (The) (a)                         510            19
HS Resources, Inc. (a)                                  2,220            94
Tesoro Petroleum Corp. (a)                              6,200            72
Unit Corp. (a)                                          2,610            49
                                                                -----------
                                                                      1,134
                                                                -----------

MATERIALS AND PROCESSING - 4.3%
Airgas, Inc. (a)                                       24,100           164
AK Steel Holding Corp.                                 19,400           170
Albany International Corp. Class A (a)                  2,700            36
American Standard Cos., Inc. (a)                        1,900            94
Arch Chemicals, Inc.                                      900            16
Bemis Co., Inc.                                           800            27
Bowater, Inc.                                           1,100            62
Brady Corp. Class A                                       700            24
Brush Wellman, Inc.                                     1,300            26
Calgon Carbon Corp.                                    20,400           116
Cambrex Corp.                                           1,300            59
Centex Construction Products, Inc.                        700            19
Centex Corp.                                            7,700           289
Chemed Corp.                                            1,400            47
Commercial Metals Co.                                   2,500            56
Cytec Industries, Inc. (a)                                700            28
Delta and Pine Land Co.                                 2,500            52
Eastman Chemical Co.                                    1,300            63
Engelhard Corp.                                         2,800            57
FMC Corp. (a)                                           1,100            79
Freeport-McMoRan Copper & Gold, Inc.
 Class B (a)                                            2,800            24
Georgia Gulf Corp.                                      4,600            78
Greif Bros. Corp. Class A                                 900            26
Hughes Supply, Inc.                                     3,200            57
IMC Global, Inc.                                        4,000            62
Insituform Technologies, Inc. Class A (a)               1,600            64
Kaufman & Broad Home Corp.                             15,100           509
Lennox International, Inc.                              7,700            60
Lone Star Technologies, Inc. (a)                        4,580           176
Lubrizol Corp.                                            700            18
Lyondell Petrochemical Co.                              3,200            49
Maverick Tube Corp. (a)                                16,800           380
Mueller Industries, Inc. (a)                            1,900            51
NCI Building Systems, Inc. (a)                          1,100            21
Newmont Mining Corp.                                    1,600            27
NL Industries, Inc.                                     2,600            63
Nortek, Inc. (a)                                        1,700            40
Nucor Corp.                                               800            32
Olin Corp.                                              9,500           210
Paxar Corp. (a)                                         4,100            42
Phelps Dodge Corp.                                        400            22
Pitt-Des Moines, Inc.                                   1,000            33
Precision Castparts Corp.                               9,000           379
Reliance Steel & Aluminum Co.                           1,450            36
Shaw Group, Inc. (The) (a)                              1,800            90
Sherwin-Williams Co.                                    1,300            34
Sigma Aldrich Corp.                                     1,100            43
Standex International Corp.                             1,000            21
Symyx Technologies, Inc. New (a)                        1,300            47
Temple-Inland, Inc.                                       500            27
Texas Industries, Inc.                                  1,000            30
Timken Co.                                              1,500            23
USG Corp.                                               2,000            45
USX-U.S. Steel Group                                    2,400            43
Valence Technology, Inc. (a)                            1,560            15
Valmont Industries, Inc.                                1,500            28
W.R. Grace & Co. (a)                                   13,900            44
Washington Group International, Inc. (a)                5,100            42
Webb (Del E.) Corp. (a)                                 1,900            56
Westvaco Corp.                                          3,000            87
                                                                -----------
                                                                      4,618
                                                                -----------

OTHER ENERGY - 8.1%
Barrett Resources Corp. (a)                             8,000           455
BJ Services Co. (a)                                     1,200            83
Brown (Tom), Inc. (a)                                  12,800           421
Cal Dive International, Inc. (a)                          360            10
Cleco Corp.                                             1,000            55
Devon Energy Corp.                                        900            55
EEX Corp. (a)                                           6,200            30
ENSCO International, Inc.                               1,500            51
EOG Resources, Inc.                                     9,570           523
FuelCell Energy, Inc. (a)                                 640            44
Global Marine, Inc. (a)                                 2,300            65
Grey Wolf, Inc. (a)                                    10,000            59
GulfMark Offshore, Inc. (a)                             3,800           108
Hanover Compressor Co. (a)                              2,800           125
Key Energy Group, Inc. (a)                              8,000            84
Key Production, Inc. (a)                                2,000            67
Kinder Morgan, Inc.                                    10,000           522
Louis Dreyfus Natural Gas Corp. (a)                     1,460            67
Marine Drilling Co, Inc. (a)                           10,020           268

                                                       Aggressive Equity Fund 23

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Mitchell Energy & Development
 Corp. Class A                                          1,460            89
National-Oilwell, Inc. (a)                             11,800           457
Newfield Exploration Co. (a)                            2,800           133
Noble Drilling Corp. (a)                                1,900            83
Northwestern Corp.                                      2,200            51
Nuevo Energy Co. (a)                                    1,800            31
Ocean Energy, Inc. (a)                                  1,400            24
Octel Corp. (a)                                         1,900            22
Parker Drilling Co. (a)                                14,000            71
Patterson Energy, Inc. (a)                              1,870            70
Pioneer Natural Resources Co. (a)                       9,700           191
Pogo Producing Co.                                      4,080           127
Pride International, Inc. (a)                           7,600           187
Rowan Cos., Inc. (a)                                    5,600           151
Seacor Holdings, Inc. (a)                               1,050            55
Seitel, Inc. (a)                                        1,600            30
Sempra Energy                                          18,900           439
Smith International, Inc. (a)                           3,350           250
Spinnaker Exploration Co. New (a)                         130             6
St. Mary Land & Exploration Co.                         1,500            50
Stone Energy Corp. (a)                                  1,400            90
Sunoco, Inc.                                           11,700           394
Superior Energy Services, Inc. (a)                      4,410            51
Swift Energy Co. (a)                                      930            35
Syntroleum Corp. (a)                                      600            10
Tidewater, Inc.                                         5,800           257
Tosco Corp.                                            10,600           360
Ultramar Diamond Shamrock Corp.                        13,400           414
UTI Energy Corp. (a)                                      720            23
Valero Energy Corp.                                    15,700           583
Varco International, Inc. (a)                          19,800           430
Vintage Petroleum, Inc.                                16,300           349
                                                                -----------
                                                                      8,605
                                                                -----------

PRODUCER DURABLES - 6.1%
Actuant Corp. Class A (a)                               8,100            24
AGCO Corp.                                              5,400            65
ANTEC Corp. (a)                                         4,900            39
Applied Industrial Technology, Inc.                     4,100            84
APW, Ltd. (a)                                           1,500            51
Armor Holdings, Inc. (a)                                1,500            26
ATMI, Inc. (a)                                          1,400            27
Beckman Coulter, Inc.                                   2,400           101
Belden, Inc.                                            1,430            36
Briggs & Stratton Corp.                                   700            31
C-COR Electronics, Inc. (a)                             5,400            52
Cognex Corp. (a)                                          260             6
Cooper Industries, Inc.                                   800            37
CoorsTek, Inc. (a)                                      7,600           238
Credence Systems Corp. (a)                              1,300            30
Crossmann Communities, Inc. (a)                         1,500            32
CTS Corp.                                               2,200            80
Cummins Engine Co., Inc.                                1,600            61
D.R. Horton, Inc.                                      16,540           404
Donaldson Co., Inc.                                     5,050           140
Doncasters PLC - ADR (a)                                9,400           188
Efficient Networks, Inc. (a)                            2,110            30
EMCOR Group, Inc. (a)                                   2,000            51
ESCO Technologies, Inc. (a)                             1,300            27
Fastenal Co.                                            1,720            94
GaSonics International Corp. (a)                          700            13
GenCorp, Inc.                                           7,800            75
General Cable Corp.                                     2,700            12
General Semiconductor, Inc. (a)                         2,650            17
Graco, Inc.                                             1,400            58
Helix Technology Corp.                                    760            18
JLG Industries, Inc.                                    5,300            56
Kaman Corp. Class A                                     5,600            95
Kennametal, Inc.                                          800            23
Kent Electronics Corp. (a)                              1,800            30
Ladish Co., Inc. (a)                                   18,100           195
Lennar Corp.                                           10,900           395
Littlefuse, Inc. (a)                                      800            23
Litton Industries, Inc. (a)                               500            39
LTX Corp. (a)                                           3,500            45
M.D.C. Holdings, Inc.                                   4,700           155
Mettler-Toledo International, Inc. (a)                  1,320            72
Micrel, Inc. (a)                                        4,130           139
Milacron, Inc.                                          2,600            42
Miller (Herman), Inc.                                   3,900           112
Millipore Corp.                                         6,800           428
Moog, Inc. (a)                                            900            26
National Service Industries, Inc.                       7,700           198
NVR, Inc. (a)                                             800            99
Orbital Sciences Corp. Class A (a)                     11,100            46
Pall Corp.                                                800            17
Penn Engineering &
 Manufacturing Corp.                                      700            25
Photon Dynamics, Inc. (a)                               4,500           101
Plexus Corp. (a)                                        2,500            76
Power-One, Inc. (a)                                     1,160            46
Pulte Corp.                                             7,800           329
Ryland Group, Inc. (The)                                3,400           139
Sawtek, Inc. (a)                                        1,760            81
Sensormatic Electronics Corp. (a)                      10,200           205
SPX Corp. (a)                                             600            65
Standard Pacific Corp.                                  7,900           185
Steelcase, Inc. Class A                                 5,900            82
Technitrol, Inc.                                        2,140            88
Tecumseh Products Co. Class A                           1,100            46
Tektronix, Inc.                                           600            20


24 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Terex Corp. (a)                                         1,500            24
Thermo Electron Corp. (a)                               1,200            36
Toll Brothers, Inc. (a)                                 5,200           213
Triquint Semiconductor, Inc. (a)                        4,400           192
Ultratech Stepper, Inc. (a)                             1,560            40
UNOVA, Inc. (a)                                        13,000            47
Vicor Corp. (a)                                         1,000            30
Woodward Governor Co.                                     800            36
                                                                -----------
                                                                      6,488
                                                                -----------

TECHNOLOGY - 17.3%
Actel Corp. (a)                                         2,470            60
Activision, Inc. (a)                                    8,100           123
Actuate Corp. (a)                                       9,930           190
Acxiom Corp. (a)                                        8,420           328
Adaptec, Inc. (a)                                       1,300            13
Adtran, Inc. (a)                                        1,200            26
Advanced Fibre Communications (a)                       3,350            61
Advent Software, Inc. (a)                               1,840            74
Aeroflex, Inc. (a)                                      1,000            29
Allen Telecom, Inc. (a)                                 9,700           174
Alliance Semiconductor Corp. (a)                        4,900            55
Alliant Techsystems, Inc. (a)                           3,000           200
Alpha Industries, Inc. (a)                              1,740            64
Amphenol Corp. Class A (a)                              3,200           125
Anaren Microwave, Inc. (a)                              2,300           155
Andrew Corp. (a)                                        1,200            26
Anixter International, Inc. (a)                        11,020           238
Applied Micro Circuits Corp. (a)                        1,048            79
AremisSoft, Corp. (a)                                     700            30
Arrow Electronics, Inc. (a)                             2,800            80
Art Technology Group, Inc. (a)                          4,950           151
Artesyn Technologies, Inc. (a)                          1,430            23
Aspen Technology, Inc. (a)                              4,100           136
Atmel Corp. (a)                                           600             7
Autodesk, Inc.                                          2,600            70
Avnet, Inc.                                             9,000           194
Avocent Corp. New (a)                                     875            24
AVX Corp.                                               1,400            23
AXT, Inc. (a)                                             720            24
Barra, Inc. (a)                                           900            42
BEA Systems, Inc. (a)                                     100             7
BEI Technologies, Inc.                                  7,600            88
Bel Fuse, Inc. Class A (a)                              3,200           107
Benchmark Electronics, Inc. (a)                           150             3
BISYS Group, Inc. (a)                                  10,120           528
Black Box Corp. (a)                                     1,030            50
Brocade Communications
 Systems, Inc. (a)                                        200            18
CACI International, Inc. Class A (a)                      800            18
Cadence Design Systems, Inc. (a)                        8,840           243
Caliper Technologies Corp. New (a)                        200             9
Carreker Corp. (a)                                        900            31
Celeritek, Inc. (a)                                     5,500           210
Ceridian Corp. (a)                                     10,900           217
CheckFree Corp. (a)                                       400            17
Cirrus Logic, Inc. (a)                                 15,120           284
Clarent Corp. (a)                                          50             1
CNET Networks, Inc. (a)                                 6,080            97
Cognizant Technology
 Solutions Corp. (a)                                      220             8
Coherent, Inc. (a)                                      3,500           114
Comdisco, Inc.                                          8,000            92
Computer Network Technology Corp. (a)                     600            17
Compuware Corp. (a)                                     4,000            25
Covad Communications Group, Inc. (a)                   18,200            30
Cree, Inc. (a)                                          4,240           151
CSG Systems International, Inc. (a)                       600            28
Cubic Corp.                                               600            15
Cymer, Inc. (a)                                         1,800            46
Dallas Semiconductor Corp.                              4,150           106
Dendrite International, Inc. (a)                        7,900           177
Descartes Systems Group, Inc. (The)(a)                  2,600            62
DiamondCluster International, Inc.
 Class A (a)                                              790            24
Digital Island, Inc. (a)                                  580             2
Ditech Communications Corp. (a)                         6,910           111
DMC Stratex Networks, Inc. (a)                         10,810           162
Documentum, Inc. (a)                                    1,400            70
DSP Group, Inc. (a)                                     1,500            32
DST Systems, Inc. (a)                                   1,600           107
E.piphany, Inc. New (a)                                   865            47
eFunds Corp. New (a)                                    7,200            66
Elantec Semiconductor, Inc. (a)                         1,600            44
Electro Rent Corp. (a)                                  2,200            31
Electro Scientific Industries, Inc. (a)                 1,670            47
Emulex Corp. (a)                                        1,000            80
Esterline Corp. (a)                                     1,500            39
Exar Corp. (a)                                          2,200            68
Extreme Networks, Inc. (a)                              3,160           124
FactSet Research Systems, Inc.                          1,830            68
Fairchild Semiconductor Corp.
 Class A (a)                                            3,900            56
FEI Co. (a)                                               800            18
FileNet Corp. (a)                                       1,590            43
Forrester Research, Inc. (a)                              530            27
Freemarkets Inc. (a)                                    6,300           120
Galileo International, Inc.                            21,900           438
Genuity, Inc. New (a)                                  27,600           140
Glenayre Technologies, Inc. (a)                         5,100            18
GTECH Holdings Corp. (a)                                2,300            47
Hall, Kinion & Associates, Inc. (a)                       400             8

                                                       Aggressive Equity Fund 25

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Harris Corp.                                           11,600           355
Hyperion Solutions Corp. (a)                            4,400            68
II-VI, Inc. (a)                                           340             5
Illuminet Holdings, Inc. New (a)                        1,570            36
Impath, Inc. (a)                                        5,590           372
Inet Technologies, Inc. (a)                               260            11
InFocus Corp. (a)                                       2,820            42
Informatica Corp. (a)                                   2,080            82
InfoSpace.com, Inc. (a)                                   500             4
Ingram Micro, Inc. Class A (a)                          2,700            30
Integrated Silicon Solution, Inc. (a)                  13,300           191
Interactive Intelligence, Inc. New (a)                  1,300            31
Internap Network Services Corp. (a)                     1,800            13
International FiberCom, Inc. (a)                          600             3
International Game Technology (a)                       9,480           455
International Rectifier Corp. (a)                       5,080           152
Internet Security Systems, Inc. (a)                       500            39
Interwoven, Inc. (a)                                    5,620           371
IntraNet Solutions, Inc. (a)                            1,010            52
J.D. Edwards & Co. (a)                                  2,300            41
JDS Uniphase Corp. (a)                                    900            38
JNI Corp. New (a)                                         390             9
Kana Communications, Inc. (a)                           8,540            98
Keane, Inc. (a)                                         1,290            13
Keithley Instruments, Inc.                              3,690           159
Kemet Corp. (a)                                        10,040           152
Keynote Systems, Inc. (a)                                 900            13
L-3 Communications Holdings, Inc. (a)                     260            20
Lam Research Corp. (a)                                  8,700           126
Lattice Semiconductor Corp. (a)                         6,400           118
Lightbridge, Inc. (a)                                   1,070            14
Logitech International S.A. - ADR (a)                   9,500           230
Loral Space & Communications, Ltd. (a)                 27,500            88
Macromedia, Inc. (a)                                      700            43
Macrovision Corp. (a)                                   1,410           104
Manhattan Associates, Inc. (a)                            180             8
Manugistics Group, Inc. (a)                             3,700           211
MapInfo Corp. (a)                                         400            19
MatrixOne, Inc. New (a)                                 8,700           158
Mentor Graphics Corp. (a)                               5,300           145
Mercury Interactive Corp. (a)                             400            36
Metasolv Software, Inc. New (a)                           800             7
Microchip Technology, Inc. (a)                          1,950            43
Micromuse, Inc. (a)                                     6,820           412
Microsemi Corp. (a)                                     2,100            58
National Instruments Corp. (a)                          1,710            83
Natural Microsystems Corp. (a)                          2,000            20
NCR Corp. (a)                                           2,200           108
Netegrity, Inc. (a)                                     8,100           440
NetIQ Corp. (a)                                         1,400           122
Netro Corp. (a)                                         1,260             9
Network Appliance, Inc. (a)                               300            19
Network Associates, Inc. (a)                            6,640            28
Network Commerce, Inc. New (a)                          4,200             3
New Era of Networks, Inc. (a)                             120             1
New Focus, Inc. New (a)                                 6,600           229
Newport Corp.                                           2,490           196
Nortel Networks Corp.                                     443            14
Nuance Communications, Inc. New (a)                     4,500           194
NVIDIA Corp. (a)                                          600            20
Oak Technology, Inc. (a)                                1,500            13
Openwave Systems, Inc. (a)                                644            31
Packeteer, Inc. New (a)                                 1,400            17
Parametric Technology Corp. (a)                         2,600            35
Park Electrochemical Corp.                              3,450           106
Pegasus Systems, Inc. (a)                               5,400            37
PeopleSoft, Inc. (a)                                    6,700           249
Peregrine Systems, Inc. (a)                             1,000            20
Pericom Semiconductor Corp. (a)                         1,800            33
PerkinElmer, Inc.                                       1,100           116
Pioneer-Standard Electronics, Inc.                      6,800            75
Pivotal Corp. New (a)                                   7,600           282
PMC - Sierra, Inc. (a)                                    200            16
Polycom, Inc. (a)                                       3,700           119
Proxim, Inc. (a)                                        1,600            69
PurchasePro.com, Inc. New (a)                           1,800            32
QLogic Corp. (a)                                        5,330           410
Quantum Corp. - DLT & Storage
 Systems (a)                                           19,100           254
Quantum Corp. - Hard Disk Drive (a)                    16,400           131
Rational Software Corp. (a)                               400            16
REMEC, Inc. (a)                                         4,600            44
Retek, Inc. New (a)                                       572            14
ROHN Industries, Inc. (a)                              32,300           123
RSA Security, Inc. (a)                                  1,660            88
Sage, Inc. New (a)                                     17,100           252
Sandisk Corp. (a)                                       3,930           109
SCI Systems, Inc. (a)                                   1,600            42
Scientific-Atlanta, Inc.                                  300            10
Semtech Corp. (a)                                       1,200            26
SERENA Software, Inc. (a)                                 830            28
Silicon Image, Inc. New (a)                             1,800            10
Silicon Storage Technology, Inc. (a)                    7,020            83
SilverStream Software, Inc. New (a)                     1,100            23
SIPEX Corp. (a)                                           910            22
SONICblue, Inc. (a)                                    21,200            87
Stoneridge, Inc. (a)                                    2,600            18
Sun Microsystems, Inc. (a)                              1,300            36
Sybase, Inc. (a)                                        2,500            50
Symantec Corp. (a)                                      1,710            57
Synopsys, Inc. (a)                                        800            38
Tech Data Corp. (a)                                     1,500            41

26 Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                                  MARKET
                                                    NUMBER         VALUE
                                                      OF           (000)
                                                    SHARES           $
                                                 ------------   -----------

Teledyne Technologies, Inc. (a)                        13,270           314
THQ, Inc. (a)                                           5,300           129
Three-Five Systems, Inc. (a)                            3,300            59
Titan Corp. (a)                                         3,700            60
Total Systems Services, Inc.                              550            12
Tut Systems, Inc. (a)                                   1,900            16
Unisys Corp. (a)                                       19,000           278
Universal Electronics, Inc. (a)                         3,800            59
VA Linux Systems, Inc. New (a)                          8,300            67
Varian Semiconductor Equipment
 Associates, Inc. (a)                                   1,280            30
Varian, Inc. (a)                                        2,000            68
VeriSign, Inc. (a)                                        200            15
Verity, Inc. (a)                                        4,140           100
VerticalNet, Inc. (a)                                   4,670            31
Volt Information Sciences, Inc. (a)                       800            17
White Electronic Designs Corp. (a)                      2,400            16
Wind River Systems, Inc. (a)                            3,300           112
Wink Communications, Inc. New (a)                       1,900            10
Zebra Technologies Corp. Class A (a)                      400            15
Zoran Corp. (a)                                         1,200            19
                                                                -----------
                                                                     18,510
                                                                -----------

UTILITIES - 8.8%
AGL Resources, Inc.                                     9,700           214
ALLETE (a)                                              9,100           226
Alliant Energy Corp.                                    9,700           309
Avista Corp.                                           14,100           289
Aware, Inc. (a)                                         1,600            28
Black Hills Corp.                                       1,700            76
BroadWing, Inc. (a)                                       800            18
C&D Technologies, Inc.                                  2,500           108
Cable Design Technologies Corp. (a)                     6,350           107
Cascade Natural Gas Corp.                              16,900           318
CenturyTel, Inc.                                        1,200            43
CH Energy Group, Inc.                                     900            40
Charter Communications
 Holdings, Inc. (a)                                    21,300           483
Citizens Communications Co. (a)                         4,000            53
Commonwealth Telephone
 Enterprises, Inc. (a)                                    400            14
DQE, Inc.                                               8,300           272
Dycom Industries, Inc. (a)                             10,730           386
El Paso Electric Co. (a)                               13,400           177
Energen Corp.                                           6,000           193
Energy East Corp.                                       2,800            55
Finisar Corp. (a)                                      10,370           301
Hawaiian Electric Industries, Inc.                      8,100           301
Idacorp, Inc.                                           8,200           402
IPALCO Enterprises, Inc.                                1,200            29
MasTec, Inc. (a)                                        1,700            34
MDU Resources Group, Inc.                               6,300           205
Metricom, Inc. (a)                                        400             4
New Jersey Resources Corp.                              1,400            61
NICOR, Inc.                                             3,400           147
Northwest Natural Gas Co.                               2,400            64
NSTAR                                                     800            34
OGE Energy Corp.                                        9,800           239
Philadelphia Suburban Corp.                               312             8
Pinnacle Holdings, Inc. (a)                             2,300            21
Pinnacle West Capital Corp.                             6,600           314
Potomac Electric Power Co.                              1,100            27
Powerwave Technologies, Inc. (a)                        3,150           184
PPL Corp.                                                 900            41
Public Service Co. of New Mexico                       16,900           453
Puget Sound Energy, Inc.                                4,500           125
Quanta Services, Inc. (a)                               1,400            45
RGS Energy Group, Inc.                                  3,400           110
Rural Cellular Corp. Class A (a)                          430            13
SBA Communications Corp. (a)                              950            39
SCANA Corp.                                             7,200           213
South Jersey Industries, Inc.                             600            18
Stratos Lightwave, Inc. (a)                            10,800           184
TECO Energy, Inc.                                       1,400            45
Telephone & Data Systems, Inc.                          2,600           234
Tollgrade Communications, Inc. (a)                        900            33
TranSwitch Corp. (a)                                    5,440           213
UIL Holdings Corp.                                      3,900           194
UniSource Energy Corp.                                 10,800           203
UtiliCorp United, Inc.                                 21,300           660
Western Gas Resources, Inc.                             3,600           121
Western Resources, Inc.                                12,600           313
Western Wireless Corp. Class A (a)                        400            16
WinStar Communications, Inc. (a)                        2,050            24
Wisconsin Energy Corp.                                 11,700           264
                                                                -----------
                                                                      9,345
                                                                -----------

TOTAL COMMON STOCKS
(cost $94,084)                                                      100,070
                                                                -----------

                                                       Aggressive Equity Fund 27

AGGRESSIVE EQUITY FUND

                                                               December 31, 2000

                                                   PRINCIPAL      MARKET
                                                    AMOUNT         VALUE
                                                    (000)          (000)
                                                       $             $
                                                 ------------   -----------

SHORT-TERM INVESTMENTS - 6.4%
Frank Russell Investment Company Money
 Market Fund,
 due on demand (b)                                      5,617         5,617
United States Treasury Bills
 5.665% due 03/15/01 (c)(d)                             1,200         1,199
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $6,802)                                                         6,816
                                                                -----------

TOTAL INVESTMENTS - 100.2%
(identified cost $100,886)                                          106,886

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                           (221)
                                                                -----------


NET ASSETS - 100.0%                                                 106,665
                                                                ===========


                                                                UNREALIZED
                                                    NUMBER     APPRECIATION
                                                      OF      (DEPRECIATION)
FUTURES CONTRACTS                                  CONTRACTS      (000)
                                                  -----------  ------------
S&P 500 Index
 expiration date 03/01                                      6   $       (56)

Russell 2000/(R)/ Index
 expiration date 03/01                                     19           239
                                                                -----------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                            $       183
                                                                ===========

(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) Rate noted is yield-to-maturity from date of acquisition.
(e) Real Estate Investment Trust (REIT).

Abbreviations:
ADR - American Depositary Receipt





See accompanying notes which are an integral part of the financial statements.

28  Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                December 31, 2000

ASSETS
Investments at market (identified cost $100,886)  ................................     $ 106,886
Receivables:
 Dividends .......................................................................           158
 Investments sold ................................................................           840
 Fund shares sold ................................................................            35
Deferred organization expenses ...................................................             2
                                                                                       ---------

   Total assets ..................................................................       107,921

LIABILITIES
Payables:
 Investments purchased .............................................     $     846
 Fund shares redeemed ..............................................           118
 Accrued fees to affiliates ........................................             6
 Other accrued expenses ............................................           155
 Daily variation margin on futures contracts .......................           131
                                                                         ---------

   Total liabilities .............................................................         1,256
                                                                                       ---------

NET ASSETS .......................................................................     $ 106,665
                                                                                       =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net realized gain .........................     $  (8,680)
Unrealized appreciation (depreciation) on:
 Investments .....................................................................         6,000
 Futures contracts ...............................................................           183
Shares of beneficial interest ....................................................            91
Additional paid-in capital .......................................................       109,071
                                                                                       ---------

NET ASSETS .......................................................................     $ 106,665
                                                                                       =========

NET ASSET VALUE, offering and redemption price per share:
 ($106,664,571 divided by 9,092,740 shares of $.01 par value
   shares of beneficial interest outstanding)  ...................................     $   11.73
                                                                                       =========

  See accompanying notes which are an integral part of the financial statements.

                                                       Aggressive Equity Fund 29

AGGRESSIVE EQUITY FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 2000

INVESTMENT INCOME
 Dividends .......................................................................     $   1,105
 Dividends from Money Market Fund ................................................           442
 Interest ........................................................................            52
                                                                                       ---------

   Total investment income .......................................................         1,599

EXPENSES
 Management fees ...................................................     $     994
 Custodian fees ....................................................           263
 Transfer agent fees ...............................................             8
 Professional fees .................................................            30
 Registration fees .................................................             6
 Trustees' fees ....................................................            17
 Amortization of deferred organization expenses ....................             1
 Miscellaneous .....................................................            29
                                                                         ---------

 Expenses before reductions ........................................         1,348
 Expense reductions ................................................           (32)
                                                                         ---------

   Expenses, net .................................................................         1,316
                                                                                       ---------

Net investment income ............................................................           283
                                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments .......................................................         1,773
 Futures contracts .................................................           (90)        1,683
                                                                         ---------
Net change in unrealized appreciation (depreciation) on:
 Investments .......................................................        (2,634)
 Futures contracts .................................................          (113)       (2,747)
                                                                         ---------     ---------

Net realized and unrealized gain (loss)  .........................................        (1,064)
                                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............................     $    (781)
                                                                                       =========

See accompanying notes which are an integral part of the financial statements.

30  Aggressive Equity Fund

AGGRESSIVE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    Years Ended December 31,


                                                                                    2000            1999
                                                                                  ---------      ---------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income ......................................................     $     283      $     221
 Net realized gain (loss)  ..................................................         1,683          2,030
 Net change in unrealized appreciation (depreciation)  ......................        (2,747)         6,041
                                                                                  ---------      ---------

   Net increase (decrease) in net assets from operations ....................          (781)         8,292
                                                                                  ---------      ---------

DISTRIBUTIONS
 From net investment income .................................................          (395)          (193)
 From net realized gain .....................................................       (11,908)          (340)
                                                                                  ---------      ---------

   Net decrease in net assets from distributions ............................       (12,303)          (533)
                                                                                  ---------      ---------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ..............        20,599         66,784
                                                                                  ---------      ---------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .................................         7,515         74,543

NET ASSETS
 Beginning of period ........................................................        99,150         24,607
                                                                                  ---------      ---------
 End of period (including undistributed net investment income of $42
   at December 31, 1999)  ...................................................     $ 106,665      $  99,150
                                                                                  =========      =========

  See accompanying notes which are an integral part of the financial statements.

                                                       Aggressive Equity Fund 31

AGGRESSIVE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                     Years Ended December 31,
                                                                           ------------------------------------------
                                                                              2000      1999       1998       1997*
                                                                           ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..................................    $   13.36  $   12.70  $   13.45  $   10.00
                                                                           ---------  ---------  ---------  ---------

INCOME FROM OPERATIONS
 Net investment income (a)  ...........................................          .04        .05        .02        .04
 Net realized and unrealized gain (loss)  .............................         (.16)       .71        .13       3.45
                                                                           ---------  ---------  ---------  ---------

   Total income from operations .......................................         (.12)       .76        .15       3.49
                                                                           ---------  ---------  ---------  ---------

DISTRIBUTIONS
 From net investment income ...........................................         (.05)      (.04)      (.02)      (.04)
 From net realized gain ...............................................        (1.46)      (.06)      (.88)        --
                                                                           ---------  ---------  ---------  ---------

   Total distributions ................................................        (1.51)      (.10)      (.90)      (.04)
                                                                           ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD ........................................    $   11.73  $   13.36  $   12.70  $   13.45
                                                                           =========  =========  =========  =========

TOTAL RETURN (%)(b)  ..................................................         (.66)      6.08       1.02      35.07

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ............................      106,665     99,150     24,607     15,372

 Ratios to average net assets (%)(c):
   Operating expenses, net ............................................         1.25       1.25       1.25       1.25
   Operating expenses, gross ..........................................         1.28       1.34       1.67       2.22
   Net investment income ..............................................          .27        .37        .19        .39

 Portfolio turnover rate (%)  .........................................       203.48     111.46      79.88      91.56

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.



32  Aggressive Equity Fund

NON-US FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)



OBJECTIVE: To provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

INVESTS IN: Primarily the equity securities of non-US companies in developed foreign markets.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk by employing the investment management services of four managers with three separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.

                              [PERFORMANCE GRAPH]


                               Salomon Smith Barney       Lipper(R)
   Dates        Non-US Fund      BMI World ex-US       International
--------------------------------------------------------------------------------
 Inception        $10,000            $10,000              $10,000
   1997           $10,030            $10,261              $10,513
   1998           $11,330            $12,030              $11,870
   1999           $15,109            $15,486              $16,588
   2000           $12,928            $13,622              $13,944
--------------------------------------------------------------------------------
 Total            $59,397            $61,400              $62,915
================================================================================



NON-US FUND

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $ 8,557      (14.43)%
Inception        $12,928        6.64 %(S)


LIPPER(R) INTERNATIONAL FUNDS BENCHMARK

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $ 8,406      (15.94)%
Inception        $13,944        8.67 %(S)


SALOMON SMITH BARNEY BROAD MARKET INDEX (BMI)

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $ 8,796      (12.04)%
Inception        $13,622        8.03 %(S)


34 Non-US Fund

NON-US FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 2000, the Non-US Fund posted a loss of 14.43% as compared to the Salomon Smith Barney Broad Market Index (BMI) ex-US, which lost 12.04%. The benchmark-relative underperformance for the year was due primarily to the Fund's slightly unfavorable allocation to certain emerging markets countries. Additionally, some of the Fund's managers continued to hold positions in a few unpopular telephone, media and telecommunications companies with strong fundamental valuations. Performance was favorable relative to the Lipper(R) International Funds Benchmark, ending the year 150 basis points ahead.

PORTFOLIO HIGHLIGHTS
Subsequent to first quarter, price momentum gave way to a return to fundamentals as investors sought the safety of good near-term earnings and reasonable valuations. This led them to four sectors in 2000: Health Care, Financial Services, Consumer Goods and Utilities. 2000's sharp rotation towards value illustrated the importance of maintaining a diversified portfolio. As proxies for growth and value, the MSCI EAFE Value Index fell 2.8%, while the MSCI EAFE Growth Index fell 24.4%.

After a volatile final month, world equity markets ended December virtually unchanged. The euro's rally, however, pushed up the Salomon Smith Barney BMI ex-US by 3.7%. For the fourth quarter as a whole, the BMI ex-US fell 3.9%, as positive returns in Europe were offset by weakness in Japan. US events continued to affect overseas markets in the period. After six consecutive interest rate hikes by the Federal Reserve to combat rising inflation and tight labor markets, the US economy showed distinct signs of slowing in the fourth quarter and raised fears of a "hard landing". The sharper than expected slowdown led to a number of profit warnings, especially within the Technology sector. For the full year, the BMI ex-US fell 12.0%, its worst return in eight years.

Poor international stock returns throughout the year were depressed further by the dollar's strength. Given the robust nature of the US economy for most of the year, the US dollar was the world's strongest major currency. Despite the euro's rally, it ended the year down over 6% versus the dollar. The pound and yen fell further, by 7.7% and 10.4%, respectively. The Index's 5.2% loss in local currency terms was pushed down to a 12.0% loss in dollars.

The Fund's performance results reflect a near complete reversal of last year's results, with only one manager exceeding the BMI ex-US benchmark. The Boston Company had a successful year due in part to their avoidance of the weakened Technology and Telecommunications sectors. Strong stock selection in the United Kingdom and in the Financial Services and Materials sectors enhanced Fund performance as well.

TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)                     December 31, 2000

Vodafone Group PLC (United Kingdom)                            2.0%
Rhone-Poulenc SA Class A - ADR (France)                        1.7
Novartis AG (Regd) (Switzerland)                               1.5
Diageo PLC (United Kingdom)                                    1.4
Zurich Financial Services AG (Switzerland)                     1.4
E.On AG (Germany)                                              1.3
GlaxoSmithKline PLC (United Kingdom)                           1.2
Ente Nazionale Idrocarburi SPA (Italy)                         1.0
British Aerospace PLC (United Kingdom)                         1.1
Muenchener Rueckversicherungs-Gesellschaft AG
 (Germany)                                                     1.0

PORTFOLIO CHARACTERISTICS
                                                        December 31, 2000

Current P/E Ratio                                            18.43x
Portfolio Price/Book Ratio                                    2.72x
Market Capitalization - $-Weighted Average                 39.9 Bil
Number of Holdings                                              367

MONEY MANAGERS                                               STYLES


J.P. Morgan Investment Management, Inc.                 Market Oriented
Montgomery Asset Management, LLC                        Growth
Oechsle International Advisors, LLC                     Growth
The Boston Company Asset Management, LLC                Value

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

++ Lipper(R) International Funds Benchmark is the average total return for the universe of funds within the International Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ Salomon Smith Barney BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE Index.

(S)  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                  Non-US Fund 35

NON-US FUND

STATEMENT OF NET ASSETS

                                                               December 31, 2000

                                                                      MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                    ------------   ------------

COMMON STOCKS - 92.0%
AUSTRALIA - 1.2%
AMP, Ltd.                                              10,112            114
Australia & New Zealand Bank
 Group, Ltd.                                           76,800            614
Broken Hill Proprietary Co.                             9,434             99
Commonwealth Bank of Australia                         12,900            222
CSR, Ltd.                                              24,798             65
Foster's Brewing Group, Ltd.                           33,515             88
Goodman Fielder Wattie                                279,737            196
National Australia Bank, Ltd.                          46,559            746
Southcorp Holdings, Ltd.                               18,500             50
Telstra Corp., Ltd.                                    20,762             75
WMC, Ltd.                                               9,313             41
                                                                ------------
                                                                       2,310
                                                                ------------

AUSTRIA - 0.2%
Bank Austria AG                                         6,376            351
                                                                ------------

BELGIUM - 1.0%
Agfa Gevaert                                            3,651             87
Dexia                                                   8,561          1,554
Interbrew (a)                                           6,060            212
                                                                ------------
                                                                       1,853
                                                                ------------

CANADA - 1.7%
Alberta Energy Co., Ltd.                                1,600             77
Alcan Aluminum, Ltd.                                    2,700             92
Ballard Power Systems, Inc. (a)                         9,200            581
BCE, Inc.                                               5,301            153
Bombardier, Inc. Class B                                9,600            148
Canadian Pacific, Ltd.                                  2,700             77
Celestica, Inc. (a)                                     1,700             92
George Weston, Ltd.                                     1,400             78
Imperial Oil, Ltd.                                      3,300             87
Magna International, Inc. Class A                       1,700             71
Nortel Networks Corp.                                  27,632            889
Petro-Canada                                            3,100             79
Rogers Communications, Inc. Class B                     7,800            132
Royal Bank of Canada                                    8,500            288
TD Waterhouse Group, Inc. (a)                           9,100            120
Thomson Corp. (The)                                     4,400            168
TransAlta Corp.                                         7,100            104
                                                                ------------
                                                                       3,236
                                                                ------------

DENMARK - 0.6%
Jyske Bank A/S (Regd)                                   5,482            110
Novo Nordisk A/S Series B (a)                             974            175
Vestas Wind Systems A/S (a)                            13,620            738
                                                                ------------
                                                                       1,023
                                                                ------------

FINLAND - 1.7%
Elisa Communications Oyj                               27,748            597
Kesko Oyj                                              24,648            249
Nokia Oyj                                              35,958          1,604
Sampo Insurance Co., Ltd. Series A                      6,300            340
Sonera Group Oyj                                        9,600            174
Tietoenator Oyj                                         3,546            101
                                                                ------------
                                                                       3,065
                                                                ------------

FRANCE - 10.5%
Air Liquide                                             5,039            752
Alcatel (a)                                             9,323            530
Alcatel Alsthom Compagnie Generale
 d'Electricite - ADR                                   17,211            963
Alcatel Optronics New (a)                               1,722             76
Alstom                                                 30,708            793
Assurances Generales de France                          6,074            422
Banque Nationale Paris                                 13,297          1,167
Bongrain SA (a)                                         6,472            213
Carrefour SA                                           11,964            752
Castorama Dubois                                        3,770            977
Christian Dior SA                                       2,539            122
Cie de St. Gobain                                       2,050            322
Dassault Systemes SA                                    4,900            336
European Aeronautic Defence and
 Space Co. (a)                                          5,519            123
Fimatex (a)                                             4,986             32
Genset (a)                                              1,237             51
Groupe Air France                                      15,034            353
Groupe Danone (a)                                       1,053            159
Lafarge SA                                              2,725            228
Lagardere S.C.A.                                        2,256            131
Michelin (Cie Gen) Class B                             14,533            526
PSA Peugeot Citreon                                       949            216
Rhodia SA                                              23,881            370
Rhone-Poulenc SA Class A - ADR                         34,904          3,064
Societe Generale Class A (a)                            7,274            452
Societe Generale d'Entreprises SA                       2,456            151
Suez Lyonnaise des Eaux SA                              7,171          1,310
Technip                                                   912            132
Total Co. SA Class B                                    9,201          1,369
Total Fina Elf SA - ADR                                10,816            786
Usinor Sacilor                                         27,122            358
Vivendi Environnement (a)                               9,283            405
Vivendi Universal SA (a)                               26,960          1,774
                                                                ------------
                                                                      19,415
                                                                ------------

GERMANY - 7.4%
Allianz AG (Regd)                                       5,053          1,891
BASF AG                                                 8,115            367
Bayer AG                                               21,582          1,132



36 Non-US Fund

NON-US FUND

                                                               December 31, 2000

                                                                      MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                    ------------   ------------

Commerzbank AG                                          9,008            261
Consors Discount Broker AG (a)                          7,760            434
DaimlerChrysler AG                                      2,700            113
Deutsche Lufthansa AG                                  20,113            518
Deutsche Post AG New (a)                               19,800            426
Deutsche Telekom AG                                     8,088            244
Dresdner Bank AG                                       36,679          1,600
E.On AG                                                38,274          2,329
ERGO Versicherungs Gruppe AG                               89             15
Intershop Communications AG (a)                         2,634             83
Merck KGAA                                             10,030            443
Metallgesellschaft AG                                  17,340            202
Muenchener Rueckversicherungs-
 Gesellschaft AG                                        5,369          1,921
Schering AG                                            17,749          1,008
Siemens AG                                              1,590            208
Software AG (a)                                         1,267             98
Volkswagen AG                                           8,360            438
                                                                ------------
                                                                      13,731
                                                                ------------

GREECE - 0.2%
Hellenic Telecommunication
 Organization SA - ADR                                 59,405            431
                                                                ------------

HONG KONG - 1.5%
Asat Holdings Ltd. - ADR (a)                            7,500             38
Cheung Kong Holdings, Ltd.                              2,598             33
China Telecom (Hong Kong), Ltd. (a)                    94,000            513
Hang Seng Bank                                          8,400            113
Hong Kong Electric Holding, Ltd.                      223,648            826
Hutchison Whampoa, Ltd.                                14,792            184
MTR Corporation, Ltd. (a)                              51,000             90
SmarTone Telecommunications
 Holdings, Ltd.                                        30,489             44
Sun Hung Kai Properties, Ltd.                          95,000            947
Sunevision Holdings, Ltd. (a)                          66,597             24
                                                                ------------
                                                                       2,812
                                                                ------------

IRELAND - 0.4%
Bank of Ireland                                        75,220            754
Trintech Group PLC (a)                                  2,594             30
                                                                ------------
                                                                         784
                                                                ------------

ISRAEL - 0.3%
Check Point Software
 Technologies, Ltd. (a)                                 3,400            454
                                                                ------------

ITALY - 4.9%
Autostrade SPA                                         15,025             99
Banca Nazionale del Lavoro                            175,734            540
Banca Popolare di Bergamo CV                           19,492            383
Credito Emiliano SPA                                   25,914            113
Ente Nazionale Idrocarburi SPA                        320,676          2,048
Finmeccanica SPA (a)                                  513,800            587
Mediaset SPA                                           77,699            927
Mediolanum SPA                                          9,316            119
Riunione Adriatica de Sicurta                          74,100          1,156
San Paolo - IMI SPA                                    48,265            780
Seat Pagine Gialle SPA                                  2,608              6
Telecom Italia Mobile SPA                              73,011            583
Telecom Italia SPA                                    204,990          1,613
Unicredito Italiano SPA                                42,897            224
                                                                ------------
                                                                       9,178
                                                                ------------

JAPAN - 18.4%
77th Bank, Ltd. (The)                                  59,000            336
Advantest Corp.                                           800             75
AIFUL Corp.                                             5,650            461
Ajinomoto Co., Inc.                                     5,000             65
Asahi Breweries                                        19,000            194
Bank of Fukuoka, Ltd. (The)                            14,000             60
Bank of Tokyo - Mitsubishi, Ltd.                       17,000            169
Bridgestone Tire Corp.                                 64,000            582
Canon, Inc.                                            38,000          1,330
Credit Saison Co.                                      43,100            922
Dai-Tokyo Fire & Marine                               102,000            304
DDI Corp.                                                   5             24
Ebara Corp.                                             9,000             98
Fanuc Co.                                               1,000             68
Fast Retailing Co., Ltd.                                3,800            744
Fuji Heavy Industries, Ltd.                             1,000              6
Fuji Machine Manufacturing Co.                         13,600            364
Fuji Photo Film Co.                                     2,000             84
Fujitsu, Ltd.                                          45,000            663
Furukawa Electric Co.                                  27,000            471
Hitachi, Ltd.                                          24,000            214
Hitachi Software Engineering Co., Ltd.                    400             29
Honda Motor Co., Ltd.                                  17,000            633
Ito-Yokado Co., Ltd.                                    2,000            100
Itochu Corp. (a)                                       45,000            209
Itochu Techno Science Corp.                             2,000            371
Kao Corp.                                              24,000            697
Katokichi Co.                                           4,300            113
Kawasaki Steel Corp.                                  112,000            116
Konami Co., Ltd.                                       13,700          1,027
Kubota Corp.                                           22,000             67
Kyocera Corp.                                           2,300            251
Lawson, Inc.                                            6,400            253
Mabuchi Motor Co., Ltd.                                 7,000            713
MACNICA, Inc.                                             300             23
Marubeni Corp. (a)                                    247,000            583
Marui Co., Ltd.                                         5,000             75


                                                                  Non-US Fund 37

NON-US FUND

                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER          VALUE
                                                      OF            (000)
                                                    SHARES            $
                                                 ------------   ------------

Matsumotokiyoshi                                       14,400            396
Matsushita Communication                                4,900            615
Matsushita Electric Industrial Co., Ltd.               18,000            430
Minebea Co., Ltd.                                      73,000            676
Mitsubishi Chemical                                    79,000            208
Mitsubishi Corp.                                       34,000            250
Mitsubishi Estate Co., Ltd.                            11,000            117
Mizuho Holdings, Inc.                                     191          1,183
Murata Manufacturing Co., Ltd.                          3,000            352
Namco                                                  11,200            206
NEC Corp.                                              14,000            256
Nintendo Co., Ltd.                                      1,000            157
Nippon Express Co., Ltd.                              165,000            996
Nippon Meat Packers, Inc.                               7,000             95
Nippon Sheet Glass                                      4,000             49
Nippon Telegraph & Telephone Corp.                        242          1,742
Nippon Yusen                                           44,000            182
Nishimatsu Construction                                99,000            338
Nissan Motor Co., Ltd. (a)                            272,000          1,566
Nomura Securities Co., Ltd.                            83,000          1,492
NTT Mobile Communication
 Network, Inc.                                             17            293
Omron Corp.                                             2,000             42
Oriental Land Co., Ltd.                                   600             40
Orix Corp.                                                700             70
Osaka Gas Co.                                          33,000            100
Pioneer Corp.                                          10,000            267
Promise Co., Ltd.                                       1,200             85
Ricoh Co., Ltd.                                        12,000            221
Rinnai Corp.                                           29,100            481
Rohm Co.                                                3,900            740
Sakura Bank, Ltd.                                      71,000            429
Sankyo Co., Ltd.                                       28,000            671
Sekisui House, Ltd.                                    10,000             91
Shin-Etsu Chemical Co., Ltd.                           17,000            654
Shohkoh Fund & Co., Ltd.                                2,980            308
Snow Brand Milk Products Co., Ltd.                     10,000             34
Softbank Corp.                                            600             21
Sony Corp.                                              8,200            567
Sumitomo Bank                                          16,000            164
Sumitomo Rubber Industries                             11,000             46
Sumitomo Trust & Banking                               25,000            170
Taisho Pharmaceutical Co., Ltd.                        14,000            378
Takeda Chemical Industries                             21,000          1,242
Takefuji Corp.                                          2,800            176
TDK Corp.                                               6,500            632
Tokio Marine & Fire Insurance Co.                      13,000            149
Tokuyama Corp.                                         13,000             51
Tokyo Electric Power                                    6,000            149
Tokyo Gas Co.                                          30,000             89
Tokyo Steel Manufacturing                               8,000             36
Tostem Corp.                                           10,000            124
Toyota Motor Corp.                                     11,500            367
UNY Co., Ltd.                                           7,000             74
West Japan Railway Co.                                     55            242
Yamanouchi Pharmaceutical                              28,000          1,209
                                                                ------------
                                                                      34,212
                                                                ------------

LUXEMBOURG - 0.0%
Carrier 1 International SA (a)                          3,212             57
                                                                ------------

NETHERLANDS - 7.1%
ABN Amro Holding                                       34,405            782
AKZO Nobel                                              8,663            465
Buhrmann                                                7,876            211
Equant (a)                                             12,900            337
Fortis (NL)                                            26,400            858
Getronics (a)                                           7,562             44
Heineken Holding Class A                                6,867            290
Hunter Douglas                                         14,899            409
ING Groep                                              15,009          1,199
Koninklijke (Royal) Philips
 Electronics (a)                                       15,605            572
Koninklijke Ahold                                      39,966          1,289
Koninklijke KPN (a)                                    84,972            978
Koninklijke Numico                                     23,483          1,182
Royal Dutch Petroleum Co.                               4,991            306
Stork                                                  30,888            387
Unilever                                               20,355          1,288
Vedior                                                 29,020            350
Verenigde Nederlandse
 Uitgeversbedrijven                                    20,052            987
Wolters Kluwer                                         43,180          1,178
                                                                ------------
                                                                      13,112
                                                                ------------

NEW ZEALAND - 0.2%
Lion Nathan, Ltd.                                      46,527            105
Telecom Corp. of New Zealand, Ltd.                    154,607            329
                                                                ------------
                                                                         434
                                                                ------------

NORWAY - 0.2%
Norsk Hydro AS                                          4,033            171
Telenor AS (a)                                         32,387            141
                                                                ------------
                                                                         312
                                                                ------------

PORTUGAL - 0.9%
Banco Comercial Portugues, SA                          90,500            480
Brisa-Auto Estradas de Portugal SA                      9,121             81
Electricidade de Portugal SA (a)                      156,900            519
Portugal Telecom SA                                    60,162            550
                                                                ------------
                                                                       1,630
                                                                ------------


38 Non-US Fund

NON-US FUND

                                                               December 31, 2000

                                                                      MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                    ------------   ------------

SINGAPORE - 1.2%
City Developments                                      15,000             70
Creative Technology, Ltd.                              24,950            278
DBS Group Holdings, Ltd.                               42,251            478
Flextronics International, Ltd. (a)                     4,600            131
Oversea-Chinese Banking Corp., Ltd.                    94,000            700
Singapore Airlines, Ltd.
 (Alien Market)                                         9,000             89
Singapore Press Holdings, Ltd.                          5,949             88
United Overseas Bank, Ltd.                             53,024            398
                                                                ------------
                                                                       2,232
                                                                ------------

SPAIN - 2.7%
Acerinox SA                                             3,237             99
Altadis                                                35,536            551
Banco Bilbao Vizcaya SA                                37,163            553
Banco Popular Espanol SA                               13,407            467
Endesa SA                                              54,602            931
Grupo Auxiliar Metalurgico SA (a)                       1,200             29
Iberdrola SA                                           19,896            249
Repsol SA - ADR                                        47,639            768
Respol - YPF SA                                         9,808            157
Telefonica SA (a)                                      74,285          1,227
                                                                ------------
                                                                       5,031
                                                                ------------

SWEDEN - 2.3%
Autoliv, Inc.                                          34,346            539
Investor AB Class B                                    19,900            297
Nordic Baltic Holding AB                              153,200          1,160
Securitas AB Series B                                  25,100            465
Skandia Forsakrings AB                                 24,195            393
Skandinaviska Enskilda Banken Class A                  15,819            174
Stora Enso Oyj Class R                                 23,345            276
Tele1 Europe Holding AB (a)                            12,044             59
Telefonaktiebolaget LM Ericsson AB
 Series B (a)                                          71,338            813
                                                                ------------
                                                                       4,176
                                                                ------------

SWITZERLAND - 7.6%
ABB, Ltd.                                               7,141            761
Adecco SA                                                 313            197
Barry Callebaut AG (Regd)                               2,913            431
Clariant AG (Regd)                                      3,645          1,307
Forbo Holding AG                                          496            223
Givaudan AG (Regd) (a)                                  1,500            397
Julius Baer Holding, Ltd. Class B                         225          1,231
Nestle SA (Regd)                                          319            744
Novartis AG (Regd)                                      1,525          2,695
Richemont Series A                                         83            222
Roche Holdings Genusscheine AG                             56            570
SGS Holding (BR)                                          102            148
Sulzer AG (Regd)                                          582            420
Swatch Group AG (The)                                      77             96
Swisscom AG                                             1,255            326
Syngenta AG (a)                                           694             37
UBS AG                                                 10,888          1,777
Zurich Financial Services AG (a)                        4,206          2,536
                                                                ------------
                                                                      14,118
                                                                ------------

UNITED KINGDOM - 19.8%
3i Group PLC                                            3,600             67
ARM Holdings PLC (a)                                    5,700             43
Barclays PLC                                           38,439          1,191
BG Group PLC                                           40,588            159
Billiton PLC                                           39,000            150
BOC Group PLC                                          33,162            504
Bookham Technology PLC (a)                              2,500             36
BP Amoco PLC                                          119,726            967
British Aerospace PLC                                 344,418          1,967
British American Tobacco PLC                           17,611            134
British Energy PLC                                     28,700            111
British Sky Broadcasting Group PLC (a)                 13,171            221
British Telecommunications PLC                          6,900             59
Bunzl PLC                                             144,253            884
Cable & Wireless PLC                                   48,900            660
Cadbury Schweppes PLC                                  14,400            100
Canary Wharf Finance Group PLC (a)                      3,900             28
Carphone Warehouse PLC (The) (a)                       20,402             59
Celltech Group PLC (a)                                  4,300             76
Centrica PLC                                          114,600            444
Chubb PLC (a)                                          29,200             69
Colt Telecom Group PLC (a)                             17,233            371
Diageo PLC                                            235,764          2,644
Dixons Group PLC                                       16,980             57
Enterprise Oil PLC                                     60,100            510
Gallaher Group PLC                                     11,000             70
GlaxoSmithKline PLC (a)                                76,265          2,155
Glynwed International PLC                              19,000             55
Granada Compass PLC (a)                                24,792            270
Hanson PLC                                             28,500            196
Hays PLC                                               26,200            151
HSBC Holdings PLC                                     122,347          1,802
Invesco PLC                                             8,400            173
Johnson Matthey PLC                                     5,619             89
Ladbroke Group, Ltd. PLC                               34,900            109
Legal & General Group PLC                              60,300            166
Lloyds TSB Group PLC                                   20,644            219
Logica PLC                                             42,922          1,123
Marconi PLC                                             9,300            100
MFI Furniture Group PLC                                35,197             36
Morgan Crucible PLC                                   156,451            688
Next PLC                                               61,200            737


                                                                  Non-US Fund 39

NON-US FUND

                                                               December 31, 2000

                                                                      MARKET
                                                       NUMBER          VALUE
                                                         OF            (000)
                                                       SHARES            $
                                                    ------------   ------------

Nycomed Amersham PLC                                   11,933             99
Pearson PLC                                            27,099            644
PowerGen PLC                                           77,487            732
QXL.com PLC (a)                                        38,000              5
Railtrack Group PLC                                    59,845            828
Reckitt Benckiser PLC                                  12,000            165
Reed International PLC                                121,444          1,271
Reuters Group PLC                                       7,496            127
Rexam PLC                                             159,804            538
Rio Tinto Corp. PLC (Regd)                             32,835            578
Royal & Sun Alliance Insurance
 Group PLC                                            160,779          1,378
Royal Bank of Scotland Group PLC                       33,532            793
Safeway PLC                                           112,915            505
Scottish & Newcastle PLC                                6,535             46
Scottish & Southern Energy PLC                         42,195            391
ScottishPower PLC                                     132,400          1,047
Severn Trent PLC                                        9,800            109
Shire Pharmaceuticals Group PLC (a)                    25,300            399
Smiths Industries PLC                                   9,154            111
Somerfield PLC                                         79,796            112
Spirent PLC                                             6,565             60
TeleWest Communications PLC (a)                        88,027            136
Tesco Store Holdings PLC                               99,400            405
Tomkins PLC                                            96,969            213
Unilever PLC                                          154,310          1,322
Vodafone Group PLC                                  1,011,242          3,713
Wolseley PLC                                           95,573            658
Zeneca Group PLC                                       14,708            744
                                                                ------------
                                                                      36,779
                                                                ------------

TOTAL COMMON STOCKS
(cost $167,622)                                                      170,736
                                                                ------------

PREFERRED STOCKS - 0.6%
AUSTRALIA - 0.1%
News Corp., Ltd.                                       26,100            186
                                                                ------------

GERMANY - 0.5%
Porsche AG                                                313          1,021
                                                                ------------

TOTAL PREFERRED STOCKS
(cost $1,145)                                                          1,207
                                                                ------------

SHORT-TERM INVESTMENTS - 5.8%
UNITED STATES - 5.8%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (b)                                      9,095          9,095
United States Treasury Bills
 5.625% due 03/15/01 (c)(d)                             1,680          1,679
                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $10,775)                                                        10,774
                                                                ------------

TOTAL INVESTMENTS - 98.4%
(identified cost $179,542)                                           182,717

OTHER ASSETS AND LIABILITIES, NET - 1.6%                               2,927
                                                                ------------


NET ASSETS - 100.0%                                                  185,644
                                                                ============

(a) Nonincome-producing secrity.
(b) At amortized cost, which approximates market.
(c) Held as collateral in connection with futures contracts purchased by the Fund.
(d) Rate noted is yield-to-maturity from date of acquisition.

Abbreviaitons:
ADR - American Depositary Receipt
BR - Bearer

Foreign Currency Abbreviations:
DKK - Danish krone
EUR - Euro dollar
GBP - Great British pound
JPY - Japanese yen
USD - United States dollar




See accompanying notes which are an integral part of the financial statements.

40 Non-US Fund

NON-US FUND

                                                               December 31, 2000

                                                                    UNREALIZED
                                                       NUMBER      APPRECIATION
                                                         OF       (DEPRECIATION)
FUTURES CONTRACTS                                    CONTRACTS        (000)
                                                    ------------   ------------

TOPIX Index (Japan)
 expiration date 03/01                                        26   $       (175)

FTSE - 10 Index (UK)
 expiration date 03/01                                        35            (63)

CAC - 40 Index (France)
 expiration date 03/01                                        25             18

DAX Index (Germany)
 expiration date 03/01                                         6            (49)

EUR STOXX 50 Index (EMU)
 expiration date 03/01                                        51            (85)
                                                                   ------------

Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased                                               $       (345)
                                                                   ============



                                                                      MARKET
                                                        % OF           VALUE
INDUSTRY  DIVERSIFICATION                               NET            (000)
(Unaudited)                                            ASSETS            $
                                                    ------------   ------------
Auto & Transportation                                        6.0%        11,082
Consumer Discretionary                                       8.4         15,755
Consumer Staples                                             9.9         18,336
Energy                                                       1.0          1,798
Financial Services                                          23.7         43,993
Health Care                                                  3.9          7,210
Materials & Processing                                       9.8         18,284
Miscellaneous                                                1.2          2,183
Other Energy                                                 3.5          6,544
Producer Durables                                            6.2         11,502
Technology                                                   6.0         11,079
Utilities                                                   13.0         24,177
Short-Term Investments                                       5.8         10,774
                                                    ------------   ------------

Total Investments                                           98.4        182,717
Other Assets and Liabilities, Net                            1.6          2,927
                                                    ------------   ------------

NET ASSETS                                                 100.0%       185,644
                                                    ============   ============


                                                                      MARKET
                                                        % OF           VALUE
GEOGRAPHIC  DIVERSIFICATION                             NET            (000)
(Unaudited)                                            ASSETS            $
                                                    ------------   ------------


Europe                                                      48.1%        89,288
Japan                                                       18.4         34,212
Middle East                                                  0.3            454
Pacific Basin                                                4.3          7,974
United Kingdom                                              19.8         36,779
Other                                                        1.7          3,236
Short-Term Investments                                       5.8         10,774
                                                    ------------   ------------

Total Investments                                           98.4        182,717
Other Assets and Liabilities, Net                            1.6          2,927
                                                    ------------   ------------

NET ASSETS                                                 100.0%       185,644
                                                    ============   ============



  See accompanying notes which are an integral part of the financial statements.

                                                                  Non-US Fund 41

NON-US FUND

                                                               December 31, 2000

FOREIGN CURRENCY EXCHANGE SPOT CONTRACTS

                                                      UNREALIZED
  CONTRACTS TO      IN EXCHANGE                      APPRECIATION
     DELIVER            FOR          SETTLEMENT     (DEPRECIATION)
      (000)            (000)            DATE             (000)
---------------   --------------  ----------------  --------------
 USD        151    DKK     1,197      01/03/01      $           --
 USD         26    EUR        28      01/02/01                  --
 USD         50    EUR        54      01/03/01                   1
 USD          5    EUR         6      01/02/01                  --
 USD         80    EUR        85      01/03/01                  --
 USD        234    EUR       249      01/03/01                  --
 USD         67    EUR        71      01/03/01                  --
 USD        146    GBP        99      01/02/01                   1
 USD         70    GBP        47      01/03/01                   1
 EUR         38    USD        36      01/02/01                  --
 JPY      1,329    USD        12      01/04/01                  --
 JPY      1,354    USD        12      01/05/01                  --
 JPY      1,387    USD        12      01/09/01                  --
 JPY     12,168    USD       106      01/05/01                  (1)
                                                     -------------
                                                     $           2
                                                     =============


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                      UNREALIZED
  CONTRACTS TO      IN EXCHANGE                      APPRECIATION
     DELIVER            FOR          SETTLEMENT     (DEPRECIATION)
      (000)            (000)            DATE             (000)
---------------   --------------  ----------------  --------------
 USD      3,538    EUR     4,000      03/15/01      $          231
 USD        892    EUR     1,000      03/15/01                  50
 USD      2,452    GBP     1,700      03/15/01                  93
 USD        580    GBP       400      03/15/01                  19
 USD      2,293    JPY   250,000      03/15/01                 (79)
 USD        457    JPY    50,000      03/15/01                 (14)
 JPY    120,684    USD     1,106      02/28/01                  40
 JPY    101,932    USD       936      02/28/01                  36
 JPY     11,142    USD       102      02/28/01                   3
                                                    --------------
                                                    $          379
                                                    ==============




See accompanying notes which are an integral part of the financial statements.

42 Non-US Fund

NON-US FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                December 31, 2000

ASSETS
Investments at market (identified cost $179,542) ............................................    $ 182,717
Foreign currency holdings (identified cost $3,186) ..........................................        3,282
Unrealized appreciation on forward foreign currency exchange contracts ......................          472
Unrealized appreciation on foreign currency exchange spot contracts .........................            3
Receivables:
 Dividends and interest .....................................................................          141
 Investments sold ...........................................................................          728
 Fund shares sold ...........................................................................           44
 Foreign taxes recoverable ..................................................................          178
Deferred organization expenses ..............................................................            2
                                                                                                 ---------

   Total assets .............................................................................      187,567

LIABILITIES
Payables:
 Investments purchased .........................................................    $   1,161
 Fund shares redeemed ..........................................................          316
 Accrued fees to affiliates ....................................................           30
 Other accrued expenses ........................................................          277
 Daily variation margin on futures contracts ...................................           45
Unrealized depreciation on forward foreign
currency exchange contracts ....................................................           93
Unrealized depreciation on foreign currency exchange spot contracts ............            1
                                                                                    ---------

   Total liabilities ........................................................................        1,923
                                                                                                 ---------

NET ASSETS ..................................................................................    $ 185,644
                                                                                                 =========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income ................................    $    (843)
Accumulated distributions in excess of net realized gain ....................................      (13,192)
Unrealized appreciation (depreciation) on:
 Investments ................................................................................        3,175
 Futures contracts ..........................................................................         (354)
 Foreign currency-related transactions ......................................................          471
Shares of beneficial interest ...............................................................          166
Additional paid-in capital ..................................................................      196,221
                                                                                                 ---------

NET ASSETS ..................................................................................    $ 185,644
                                                                                                 =========

NET ASSET VALUE, offering and redemption price per share:
 ($185,643,766 divided by 16,647,895 shares of $.01 par value
   shares of beneficial interest outstanding)  ..............................................    $   11.15
                                                                                                 =========

 See accompanying notes which are an integral part of the financial statements.

                                                                  Non-US Fund 43

NON-US FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 2000

INVESTMENT INCOME
 Dividends .................................................................................     $   3,854
 Dividends from Money Market Fund ..........................................................           533
 Interest ..................................................................................            74
 Less foreign taxes withheld ...............................................................          (389)
                                                                                                 ---------

   Total investment income .................................................................         4,072

EXPENSES
 Management fees ...............................................................    $  1,848
 Custodian fees ................................................................         721
 Transfer agent fees ...........................................................           6
 Professional fees .............................................................          44
 Registration fees .............................................................          10
 Trustees' fees ................................................................          17
 Amortization of deferred organization expenses ................................           1
 Miscellaneous .................................................................          38
                                                                                    --------

 Expenses before reductions ....................................................       2,685
 Expense reductions ............................................................        (144)
                                                                                    --------

   Expenses, net ...........................................................................         2,541
                                                                                                 ---------

Net investment income ......................................................................         1,531
                                                                                                 ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ...................................................................      (1,232)
 Futures contracts .............................................................         454
 Foreign currency-related transactions .........................................      (2,204)       (2,982)
                                                                                    --------
Net change in unrealized appreciation (depreciation) on:
 Investments ...................................................................     (27,743)
 Futures contracts .............................................................      (1,387)
 Foreign currency-related transactions .........................................         465       (28,665)
                                                                                    --------     ---------

Net realized and unrealized gain (loss)  ...................................................       (31,647)
                                                                                                 ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................................     $ (30,116)
                                                                                                 =========

See accompanying notes which are an integral part of the financial statements.

44 Non-US Fund

NON-US FUND

STATEMENT OF CHANGES IN NET ASSETS


Amounts in thousands                                                                    YEARS ENDED DECEMBER 31,

                                                                                         2000              1999
                                                                                     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income .........................................................     $      1,531      $        848
 Net realized gain (loss) ......................................................           (2,982)            8,154
 Net change in unrealized appreciation (depreciation)  .........................          (28,665)           30,115
                                                                                     ------------      ------------
   Net increase (decrease) in net assets from operations .......................          (30,116)           39,117
                                                                                     ------------      ------------
DISTRIBUTIONS
 From net investment income ....................................................              (46)           (1,621)
 From net realized gain ........................................................          (15,333)           (3,985)
 Tax return of capital .........................................................             (383)               --
                                                                                     ------------      ------------

   Net decrease in net assets from distributions ...............................          (15,762)           (5,606)
                                                                                     ------------      ------------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share  transactions ................           36,003           140,588
                                                                                     ------------      ------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ....................................           (9,875)          174,099

NET ASSETS
 Beginning of period ...........................................................          195,519            21,420
                                                                                     ------------      ------------
 End of period (including accumulated distributions in excess of
    net investment income of $843 and $603, respectively)  .....................     $    185,644      $    195,519
                                                                                     ============      ============

See accompanying notes which are an integral part of the financial statements.

                                                                  Non-US Fund 45

NON-US FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     YEARS ENDED DECEMBER 31,
                                                                           ------------------------------------------
                                                                              2000      1999       1998       1997*
                                                                           ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..................................    $   14.19  $   11.09  $   10.03  $   10.00
                                                                           ---------  ---------  ---------  ---------

INCOME FROM OPERATIONS
 Net investment income (a)  ...........................................          .10        .10        .08        .09
 Net realized and unrealized gain (loss)  .............................        (2.11)      3.53       1.21       (.06)
                                                                           ---------  ---------  ---------  ---------

   Total income from operations .......................................        (2.01)      3.63       1.29        .03
                                                                           ---------  ---------  ---------  ---------

DISTRIBUTIONS
 From net investment income ...........................................           --       (.23)      (.18)        --
 From net realized gain ...............................................        (1.00)      (.30)      (.05)        --
 Tax return of capital ................................................         (.03)        --         --         --
                                                                           ---------  ---------  ---------  ---------

   Total distributions ................................................        (1.03)      (.53)      (.23)        --
                                                                           ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD ........................................    $   11.15  $   14.19  $   11.09  $   10.03
                                                                           =========  =========  =========  =========

TOTAL RETURN (%)(b)  ..................................................       (14.43)     33.36      12.96        .30

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ............................      185,644    195,519     21,420      6,876

 Ratios to average net assets (%)(c):
   Operating expenses, net ............................................         1.30       1.30       1.30       1.30
   Operating expenses, gross ..........................................         1.37       1.50       2.37       3.60
   Net investment income ..............................................          .78        .80        .77        .98

 Portfolio turnover rate (%)  .........................................        86.06      83.45      50.36      68.54

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

46 Non-US Fund

CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)



OBJECTIVE: To maximize total return through capital appreciation and income by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities.

INVESTS IN: Fixed-income securities.

STRATEGY: The Fund uses a multi-style, multi-manager strategy and employed two managers with distinct approaches to managing portfolios of intermediate-maturity fixed income securities.

                              [PERFORMANCE GRAPH]


        Dates        Core Bond Fund      LB Aggregate
-----------------------------------------------------------
      Inception          $10,000            $10,000
         1997            $10,973            $10,966
         1998            $11,784            $11,918
         1999            $11,712            $11,820
         2000            $12,883            $13,194
-----------------------------------------------------------
      Total              $57,352            $57,898
===========================================================


CORE BOND FUND

PERIODS ENDED   GROWTH OF      TOTAL
  12/31/00       $10,000      RETURN
-----------------------------------------
1 Year           $11,000      10.00%
Inception        $12,883       6.54%(S)


LEHMAN BROTHERS AGGREGATE BOND INDEX

PERIODS ENDED   GROWTH OF       TOTAL
  12/31/00       $10,000       RETURN
-----------------------------------------
1 Year         $11,163         11.63%
Inception      $13,194          7.18%(S)


48  Core Bond Fund

CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)

PERFORMANCE REVIEW
For the year ended December 31, 2000, the Core Bond Fund posted a gain of 10.00%, as compared to the Lehman Brothers Aggregate Bond Index, which gained 11.63%. The Fund underperformed its benchmark primarily due to its intentional inclusion of lower quality debt, consistent with the Fund's longer investment horizon mandate.

PORTFOLIO HIGHLIGHTS
US treasuries performed well throughout the year, as interest rates fell across the yield curve. The Treasury Index's year-to-date return was 13.52%. The yield curve remained inverted most of the year, flattening out during the fourth quarter. This was consistent with the market beginning to factor in a change in Fed policy towards easing rates. Uncertainty about the economy achieving a "soft landing" and lack of liquidity in the financial markets contributed to the shift in market sentiment. Only two sectors outperformed treasuries, Asset Backed and Emerging Market Debt. Higher quality investment-grade bonds did well on a relative basis, as spreads only widened slightly towards year-end. There was a strong correlation between quality and performance, with lower quality bonds having both larger and widening spreads, leading to significantly worse performance for lower quality investment-grade bonds. Earnings concerns and the increased probability of a slowdown drove down high yield issues during the year's last quarter. Widening spreads caused the high yield market to lag the Lehman Aggregate by roughly 10% for the quarter, leading to an 18% underperformance during the year.

The Fund's portfolio quality was upgraded over the year amid deteriorating credit conditions. Average portfolio quality at year-end was Aa1, up from Aa2 at the end of the third quarter. Corporate positions were reduced in favor of higher quality sectors including mortgages, agency's, and German government bonds. High quality Yankee issues were also added, while high yield exposure was cut from 13% to below 10%. However, Standish's high yield allocation did have a negative impact on the overall Fund results for the year. PIMCo ended the year with benchmark-relative outperformance, although a fourth quarter overweight to corporates was detrimental to their results. The Fund's yield advantage versus the benchmark narrowed roughly 20 basis points to 60, as the increase in quality dominated spread widening.

TOP TEN ISSUERS
(as a percent of Total Investments)                December 31, 2000

Government National Mortgage Association                  20.8%
United States Treasury                                    14.2
Federal National Mortgage Association                      9.4
Bundes Republic of Deutscheland                            4.0
Federal Home Loan Mortgage Corp.                           2.1
Ford Motor Credit Co.                                      1.6
UBS Finance, Inc.                                          1.5
Enron                                                      1.4
Waste Management Inc.                                      1.3
Advanta Mortgage Loan Trust                                1.2

PORTFOLIO CHARACTERISTICS
                                                   December 31, 2000

Weighted Average Quality Diversification                         Aa1
Weighted Average Years-to-Maturity                         8.5 Years
Weighted Average Duration                                  4.7 Years

Current Yield (SEC 30-day standardized)                         6.6%
Number of Issues                                                 312
Number of Issuers                                                239

MONEY MANAGERS                                          STYLES


Pacific Investment Management Co., LLC            Broad Market-Sector
                                                  Rotation
Standish, Ayer & Wood, Inc.                       Broad Market-Sector
                                                  Rotation

* The Fund commenced operations on January 2, 1997. Index comparison began January 1, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(S) Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                               Core Bond Fund 49

CORE BOND FUND

STATEMENT OF NET ASSETS

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

LONG-TERM INVESTMENTS - 120.4%
ASSET-BACKED SECURITIES - 6.0%
Advanta Equipment Receivables
 Series 2000-1 Class B
  7.560% due 02/15/07                                      854           868
Advanta Mortgage Loan Trust
 Series 1999-2 Class A6
  6.820% due 05/25/29                                      100           101
 Series 1999-3 Class A1
  6.810% due 05/25/14                                      391           390
 Series 1999-3 Class A4
  7.750% due 10/25/26                                      100           104
Advanta Mortgage Loan Trust
 Step Up Bond
 Series 1999-3 Class A7
  7.017% due 08/25/29 (c)                                  758           761
American Express Credit Account
 Master Trust
 Series 2000-1 Class B
  7.400% due 09/17/07                                      300           313
ARG Funding Corp.
 Series 1999-1A Class A3
  6.020% due 05/20/05                                      200           200
Capital One Master Trust
 Series 2000-1 Class B
  7.300% due 04/17/06                                      200           205
Delta Funding Home Equity Loan Trust
 Series 1998-4 Class A4F
  6.340% due 04/15/26                                      125           122
Discover Card Master Trust I
 Series 1998-7 Class A
  5.600% due 05/16/06                                      350           347
Ford Credit Automobile Owner Trust
 Series 2000-G Class A4
  6.620% due 07/15/04                                      400           405
Long Beach Mortgage Loan Trust
 Step Up Bond
 Series 2000-1 Class AV1
  7.039% due 01/01/31 (c)                                1,100         1,102
MBNA Master Credit Card Trust
 Series 1999-G Class B
  6.600% due 12/15/06                                      175           177
Student Loan Marketing Association
 Series 1996-4 Class A1
  6.720% due 07/25/04 (c)                                  121           121
Vanderbilt Mortgage & Finance, Inc.
 Series 1998-C Class 1A6
  6.750% due 10/07/28 (c)                                  100            94
                                                                ------------
                                                                       5,310
                                                                ------------

CORPORATE BONDS AND NOTES - 33.5%
Adelphia Communications Corp.
 10.875% due 10/01/10                                      200           191
 Series B
  8.125% due 07/15/03                                       50            45
AES Corp.
  9.375% due 09/15/10                                       75            76
Ahold Finance USA, Inc.
  6.250% due 05/01/09                                      215           200
  8.250% due 07/15/10                                       50            53
  6.875% due 05/01/29                                      100            85
Allied Waste North America, Inc.
 Series B
  7.375% due 01/01/04                                       50            48
  7.625% due 01/01/06                                      150           143
American General Finance Corp.
  6.170% due 05/06/03                                      400           399
Amerus Life Holdings, Inc.
  6.950% due 06/15/05                                       75            72
Anchor Gaming
  9.875% due 10/15/08                                      125           128
Aramark Corp.
  6.750% due 08/01/04                                      125           120
  7.000% due 07/15/06                                      100            96
Associates Corporation of North
 America
  7.004% due 05/08/03 (c)                                  700           699
AT&T Corp. - Liberty Media Corp.
  8.250% due 02/01/30                                      125           115
Beckman Coulter, Inc.
  7.450% due 03/04/08                                       50            48
Buckeye Technologies, Inc.
  8.500% due 12/15/05                                       35            33
Charter Communications Holdings
 Step Up Bond
 Zero Coupon due 01/15/10 (c)                              200           115
Citizens Utilities Co.
  8.450% due 09/01/01 (c)                                  200           200
Clear Channel Communications
  7.875% due 06/15/05                                      300           310
  7.650% due 09/15/10                                      125           126
Cleveland Electric Illumination Co.
  7.430% due 11/01/09                                      100           102
Cleveland Electric/Toledo Edison
 Series B
  7.670% due 07/01/04                                       50            52
CMS Energy Corp.
  9.875% due 10/15/07                                      100           105
Coastal Corp.
  7.750% due 06/15/10                                      275           291


50 Core Bond Fund

CORE BOND FUND

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

Compaq Computer Corp.
  7.650% due 08/01/05                                      150           148
Conmed Corp.
  9.000% due 03/15/08                                       75            60
Cox Communications, Inc.
  7.500% due 08/15/04                                      150           153
  7.750% due 11/01/10                                      150           155
Cox Enterprises, Inc.
  7.659% due 05/01/03                                      600           599
Crescent Real Estate Equities
  7.000% due 09/15/02                                       75            72
Crompton Corp.
  8.500% due 03/15/05                                      150           144
CSC Holdings, Inc.
  7.875% due 12/15/07                                      150           149
CSX Corp.
  7.250% due 05/01/04                                      350           357
  6.800% due 12/01/28                                       50            44
CVS Corp.
  5.500% due 02/15/04                                      150           146
DaimlerChrysler North America
 Holding Corp.
  7.125% due 04/10/03                                      375           376
Delta Air Lines, Inc.
  8.300% due 12/15/29                                      350           301
Dime Bancorp, Inc.
  9.000% due 12/19/02                                      150           151
Donaldson Lufkin & Jenrette
  7.210% due 04/25/03 (c)                                  400           400
DTE Capital Corp.
  7.110% due 11/15/03                                      500           501
Duke Realty, LP
  7.375% due 09/22/05                                      325           332
El Paso Energy Corp.
  8.050% due 10/15/30                                      100           105
Enron Corp.
  6.450% due 11/15/01                                    1,300         1,298
  6.625% due 11/15/05                                      300           304
EOP Operating, LP
  6.500% due 01/15/04                                      125           123
ERAC USA Finance Co.
  7.500% due 06/15/03                                       50            51
Exide Corp.
 10.000% due 04/15/05                                      150           108
  2.900% due 12/15/05                                       75            32
Exodus Communications, Inc.
 11.625% due 07/15/10                                      125           112
Extendicare Health Services, Inc.
  9.350% due 12/15/07                                       25            13
First Union Corp.
  7.500% due 07/15/06                                      150           154
Ford Motor Co.
  7.450% due 07/16/31                                       50            46
Ford Motor Credit Co.
  6.865% due 06/04/02 (c)                                  250           250
  6.700% due 07/16/04                                      600           600
 Series 1
  7.011% due 11/24/03 (c)                                1,000           997
Fred Meyer, Inc.
  7.450% due 03/01/08                                      125           127
Global Crossing Holdings, Ltd.
  9.625% due 05/15/08                                      140           133
Golden State Holdings
  7.125% due 08/01/05                                      175           166
GS Escrow Corp.
  7.000% due 08/01/03                                      400           388
HCA - The Healthcare Co.
  8.750% due 09/01/10                                       50            53
Heller Financial, Inc.
 Series J
  7.136% due 07/24/02 (c)                                1,000         1,002
Horseshoe Gaming Holding Corp.
  8.625% due 05/15/09                                      250           241
Household Finance Corp.
  6.919% due 08/20/01 (c)                                  150           150
  6.876% due 05/07/02 (c)                                  150           150
 Series E
  6.125% due 02/27/03                                    1,000           993
Huntsman ICI Holdings LLC
 Zero Coupon due 12/31/09                                  200            55
Idex Corp.
  6.875% due 02/15/08                                       50            46
Imperial Capital Trust I
 Series B
  9.980% due 12/31/26                                       25            25
International Paper Co.
  8.000% due 07/08/03                                      125           130
Isle of Capri Casinos, Inc.
  8.750% due 04/15/09                                      175           155
Kaufman and Broad Home Corp.
  7.750% due 10/15/04                                       50            47
Keyspan Corp.
  7.250% due 11/15/05                                       50            52
  7.625% due 11/15/10                                      150           159
Kroger Co.
  8.050% due 02/01/10                                      125           133
  8.000% due 09/15/29                                      100           103
Lear Corp.
 Series B
  7.960% due 05/15/05                                      250           234


                                                               Core Bond Fund 51

CORE BOND FUND

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

Lehman Brothers Holdings, Inc.
  6.625% due 04/01/04                                      175           174
  8.250% due 06/15/07                                       25            27
 Series E
  7.715% due 04/02/02 (c)                                  300           302
Level 3 Communications, Inc.
 11.000% due 03/15/08                                       50            44
  9.125% due 05/01/08                                       25            20
Level 3 Communications, Inc.
 Step Up Bond
 Zero Coupon due 03/15/10 (c)                              125            61
Lilly Industries, Inc.
  7.750% due 12/01/07                                      125           118
Lite-On Technology Corp.
 Zero Coupon due 12/01/02 (conv.)                          125           143
McLeodUSA, Inc.
  8.375% due 03/15/08                                      125           109
  9.500% due 11/01/08                                      200           182
McLeodUSA, Inc. Step Up Bond
 Zero Coupon due 03/01/07 (c)                              100            84
Metromedia Fiber Network, Inc.
 10.000% due 12/15/09                                      100            83
 Series B
 10.000% due 11/15/08                                      100            83
MGM Mirage, Inc.
  8.500% due 09/15/10                                       25            26
Mohegan Tribal Gaming Authority
  8.125% due 01/01/06                                      125           124
  8.750% due 01/01/09                                       25            25
National City Corp.
  6.875% due 05/15/19                                      125           113
News America, Inc.
  7.625% due 11/30/28                                      100            86
Nextlink Communications, Inc.
 12.500% due 04/15/06                                      375           334
Niagara Mohawk Power Corp.
 Series F
  7.625% due 10/01/05                                      132           137
Nisource Finance Corp.
  7.875% due 11/15/10                                      200           210
Norfolk Southern Corp.
  7.350% due 05/15/07                                      200           206
  7.800% due 05/15/27                                      100           102
NVR, Inc.
  8.000% due 06/01/05                                       25            24
Panamsat Corp.
  6.000% due 01/15/03                                       75            72
  6.125% due 01/15/05                                      150           142
Park Place Entertainment Corp.
  9.375% due 02/15/07                                       50            52
Parker Retirement Savings Plan
  6.340% due 07/15/08                                      420           413
Philip Morris Cos., Inc.
  7.250% due 01/15/03                                      500           500
Pinnacle Partners
  8.830% due 08/15/04                                      325           335
Premier Parks, Inc.
  9.750% due 06/15/07                                      100            96
Premier Parks, Inc. Step Up Bond
 Zero Coupon due 04/01/08 (c)                              195           135
PX Escrow Corp. Step Up Bond
 Zero Coupon due 02/01/06 (c)                               75            17
Qwest Capital Funding, Inc.
  6.250% due 07/15/05                                      100            98
Qwest Communications
 International, Inc.
 Step Up Bond
 Series B
 Zero Coupon due 10/15/07 (c)                               25            23
 Zero Coupon due 02/01/08 (c)                              125           106
  7.250% due 11/01/08                                       25            25
  7.500% due 11/01/08                                       25            26
Qwest Corp.
  7.200% due 11/01/04                                       50            51
R & B Falcon Corp.
 Series B
  6.500% due 04/15/03                                       35            34
  6.950% due 04/15/08                                      100            92
Raytheon Co.
  8.300% due 03/01/10                                      225           246
Regency Centers, LP
  7.400% due 04/01/04                                       75            75
Republic of New York Corp.
  6.699% due 10/28/02 (c)                                  750           743
Resolution Performance Products
 13.500% due 11/15/10                                       75            77
Rose Hills Corp.
  9.500% due 11/15/04                                       25            13
Salomon Smith Barney Holdings, Inc.
  6.500% due 10/15/02                                      500           502
Scotts Co.
  8.625% due 01/15/09                                       50            48
Sierra Pacific Power Co.
  7.077% due 06/12/01                                      200           200
Simon Debartolo Group, LP
  6.625% due 06/15/03                                       75            74
  6.750% due 06/15/05                                       50            49
Simon Property Group, Inc.
  6.750% due 02/09/04                                       25            24


52 Core Bond Fund

CORE BOND FUND

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

Small Business Administration-SBIC
 Series 10B
  7.449% due 08/01/10                                      100           105
Smithfield Foods, Inc.
  7.625% due 02/15/08                                       75            69
Speedway Motorsports, Inc.
 Series D
  8.500% due 08/15/07                                      275           270
Sprint Capital Corp.
  6.375% due 05/01/09                                       50            45
Station Casinos, Inc.
  9.750% due 04/15/07                                       25            25
  9.875% due 07/01/10                                       75            77
Tanger Properties, LP
  8.750% due 03/11/01                                       25            25
  7.875% due 10/24/04                                       25            24
Tenet Healthcare Corp.
  7.875% due 01/15/03                                      125           126
  8.625% due 12/01/03                                      100           103
Texas Utilities
  7.014% due 06/25/01 (c)                                  600           600
Time Warner, Inc.
  7.750% due 06/15/05                                       75            78
  6.625% due 05/15/29                                      425           381
Travelers Property Casualty Corp.
  6.750% due 04/15/01                                       25            25
Tricon Global Restaurants, Inc.
  7.450% due 05/15/05                                       25            25
  7.650% due 05/15/08                                      175           171
U.S. Bancorp
 Series J
  6.875% due 12/01/04                                      275           279
Union Planters Bank
  6.500% due 03/15/18                                       50            46
Verizon Global Funding Corp.
  7.250% due 12/01/10                                      175           179
Viacom, Inc.
  7.750% due 06/01/05                                       75            78
  7.700% due 07/30/10                                      100           105
Waste Management, Inc.
  6.375% due 12/01/03                                      300           291
  6.500% due 05/15/04                                    1,000           967
  7.100% due 08/01/26                                      275           272
Wells Fargo & Co.
  6.625% due 07/15/04                                      100           101
Westdeutsche Landesbank NY
  6.050% due 01/15/09                                      500           477
Williams Communications Group, Inc.
 10.700% due 10/01/07                                       50            39
 11.700% due 08/01/08                                      175           135
Wisconsin Central Transportation Corp.
  6.625% due 04/15/08                                      325           304
WorldCom, Inc.
  7.375% due 01/15/03                                      200           201
  8.250% due 05/15/10                                      200           207
                                                                ------------
                                                                      29,590
                                                                ------------

EURODOLLAR BONDS - 4.7%
APP Global Finance
 10.960% due 04/17/02                                      300            30
Brazil, Republic of
 12.250% due 03/06/30                                       70            65
British Telecommunications PLC
  7.625% due 12/15/05                                      200           202
Deutsche Telekom International
 Finance BV Step Up Bond
  8.000% due 06/15/10 (c)                                  260           264
Ford Credit of Canada, Ltd.
  6.707% due 12/16/02 (c)                                1,300         1,297
Merita Bank, Ltd.
  7.150% due 12/29/49 (c)                                  250           250
Morgan Stanley Dean Witter
 Series T
  6.767% due 03/11/03 (c)                                  300           300
Nordbanken AB
  8.950% due 11/29/49                                      150           156
Panama, Republic of
  8.875% due 09/30/27                                       25            21
  9.375% due 04/01/29                                      100            97
Poland, Republic of
  3.750% due 10/27/24 (c)                                  100            69
Poland, Republic of Step Up Bond
 Series RSTA
  4.000% due 10/27/24 (c)                                  200           149
Quebec, Province of
  7.500% due 09/15/29                                      110           115
Royal Bank of Scotland PLC
 Series 1
  9.118% due 03/31/49 (d)                                  650           707
Russian Federation
  8.250% due 03/31/10                                       75            47
Swiss Life Finance, Ltd.
  2.000% due 05/20/05                                      215           220
Telefonica Europe BV
  8.250% due 09/15/30                                       75            75


                                                               Core Bond Fund 53

CORE BOND FUND

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

United Mexican States
  9.875% due 02/01/10                                       20            22
Vodafone Airtouch PLC
  7.625% due 02/15/05                                       75            77
                                                                ------------
                                                                       4,163
                                                                ------------

MORTGAGE-BACKED SECURITIES - 45.6%
Advanta Mortgage Loan Trust
 Series 97-4 Class M1
  7.040% due 01/25/29                                       50            49
Chase Commercial Mortgage
 Securities Corp.
 Series 1997-2 Class D
  6.600% due 12/19/07                                      450           435
Chase Mortgage Finance Corp.
 Series 1993-N Class A9
  6.750% due 11/25/24                                      850           811
Countrywide Home Loans
 Series 2000-8 Class A2
  7.750% due 01/25/31                                      100           102
Federal Home Loan Mortgage Corp.
  7.000% 30 Year TBA (b)                                   100           100
Federal Home Loan Mortgage Corp.
 Participation Certificate
  7.813% due 2030                                          196           201
Federal National Mortgage
 Association
  6.000% 30 Year TBA (b)                                   200           194
  6.625% due 2010                                          925           971
  7.500% due 2015                                          794           811
  6.031% due 2017                                          344           338
  9.000% due 2025                                          185           191
  6.500% due 2029                                        1,323         1,305
  7.500% due 2029                                          696           706
  7.500% due 2030                                        2,204         2,236
  8.000% due 2030                                        2,724         2,791
 Series 1997-77 Class G
  6.500% due 05/18/23                                      173           175
Federal National Mortgage
 Association (REMIC)
 Series 1992-10 Class ZD
  8.000% due 11/25/21                                      998         1,060
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1997-C1 Class A2
  6.850% due 09/15/06                                      125           128
 Series 1998-C1 Class A2
  6.700% due 03/15/08                                    1,000         1,013
Government National Mortgage
 Association
  6.000% 30 Year TBA (b)                                   900           871
  6.500% 30 Year TBA (b)                                10,000         9,892
  7.000% 30 Year TBA (b)                                 8,000         8,024
  7.500% 30 Year TBA (b)                                   500           506
  9.000% due 2017                                          424           447
  8.000% due 2024                                           96            99
  6.500% due 2027                                          285           287
  6.000% due 2029                                          497           480
  7.500% due 2029 (c)                                       45            46
  7.500% due 2029                                          499           508
  8.000% due 2029                                          754           774
 Series 2000-29 Class F
  7.119% due 09/20/30 (c)                                1,960         1,940
Merrill Lynch Mortgage Investors, Inc.
 Series 1997-C1 Class D
  7.120% due 06/18/29                                      350           350
Midland Realty Acceptance Corp.
 Series 1996-C2 Class A2
  7.233% due 01/25/29                                      125           131
Morgan Stanley Capital I, Inc.
 Series 1998-HF1 Class A2
  6.520% due 01/15/08                                      125           126
Norwest Asset Securities Corp.
 Series 1998-14 Class A2
  6.500% due 06/25/13                                      297           295
PNC Mortgage Securities Corp.
 Series 2000-5 Class A1
  7.750% due 07/25/30                                      693           702
Residential Funding Mortgage
 Securities II
 Series 1997-HS5 Class M1
  7.010% due 05/25/27                                       50            50
Superannuation Members Home Loan
 Global Fund Step Up Bond
 Series 1A Class A2
  6.835% due 06/15/26 (c)                                1,000         1,000
Washington Mutual
 Series 2000-1R Class A
  6.778% due 07/26/03 (c)                                  147           147
                                                                ------------
                                                                      40,292
                                                                ------------

MUNICIPAL BONDS - 0.4%
Harris County, Texas, Health
 Facilities Development Corp.
 Series A
  5.375% due 07/01/29                                      400           391
                                                                ------------


54 Core Bond Fund

CORE BOND FUND

                                                               December 31, 2000

                                                      PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                        (000)         (000)
                                                          $             $
                                                    -------------  ----------

NON-US BONDS - 6.6%
Germany, Federal Republic of
  6.250% due 01/04/24                           EUR        200           207
  4.750% due 07/04/28                           EUR        100            85
  6.250% due 01/04/30                           EUR        100           105
 Series 00
  5.250% due 07/04/10                           EUR        700           675
  5.250% due 01/04/11                           EUR      4,700         4,541
 Series 97
  6.500% due 07/04/27                           EUR        100           108
 Series 99
  4.500% due 07/04/09                           EUR        100            91
                                                                ------------
                                                                       5,812
                                                                ------------

UNITED STATES GOVERNMENT AGENCIES - 2.3%
Federal Home Loan Mortgage Corp.
  7.240% due 03/28/03                                      100           100
  6.300% due 06/01/04                                    1,000           996
  5.750% due 03/15/09                                      875           863
  6.875% due 09/15/10                                      100           106
                                                                ------------
                                                                       2,065
                                                                ------------

UNITED STATES GOVERNMENT TREASURIES - 18.5%
United States Treasury Bond
 Principal Strip
  8.875% due 02/15/19                                      200            73
United States Treasury Bonds
  9.250% due 02/15/16                                      700           967
  8.875% due 02/15/19                                      200           275
  8.750% due 08/15/20                                    1,500         2,060
  8.125% due 05/15/21 (e)                                3,200         4,175
  7.125% due 02/15/23                                      700           834
  6.000% due 02/15/26                                      100           105
  6.625% due 02/15/27 (e)                                  705           805
  3.625% due 04/15/28                                      108           106
  6.250% due 05/15/30                                      775           865
United States Treasury Notes
  6.625% due 04/30/02                                      750           761
  3.625% due 07/15/02 (e)                                  869           870
  7.875% due 11/15/04                                    1,650         1,806
  3.375% due 01/15/07                                    2,306         2,262
  5.750% due 08/15/10                                      400           419
                                                                ------------
                                                                      16,383
                                                                ------------
YANKEE BONDS - 2.8%
Abitibi-Consolidated, Inc.
  8.850% due 08/01/30                                      215           205
Alberta Energy Co., Ltd.
  8.125% due 09/15/30                                      105           112
Alestra Sa de RL de CV
 12.625% due 05/15/09                                       60            48
Amvescap PLC
  6.600% due 05/15/05                                       50            49
British Sky Broadcasting Group PLC
  6.875% due 02/23/09                                      200           175
  8.200% due 07/15/09                                      175           165
Canadian National Railway Co.
  6.900% due 07/15/28                                      175           164
Colt Telecom Group PLC
 Step Up Bond
 Zero Coupon due 12/15/06 (c)                              150           135
Domtar, Inc.
  8.750% due 08/01/06                                      100           105
Edperbrascan Corp.
  7.125% due 12/16/03                                       50            49
GT Group Telecom, Inc.
 Step Up Bond
 Zero Coupon due 02/01/10 (c)                              365           120
Innova S de R.L
 12.875% due 04/01/07                                       60            53
Korea Development Bank
  7.625% due 10/01/02                                      300           302
Royal Caribbean Cruises, Ltd.
  8.125% due 07/28/04                                      125           125
  7.000% due 10/15/07                                      110           101
Stagecoach Holdings PLC
  8.625% due 11/15/09                                      275           251
Tembec Industries, Inc.
  8.625% due 06/30/09                                       45            44
Tyco International Group SA
  6.125% due 01/15/09                                      325           311
                                                                ------------
                                                                       2,514
                                                                ------------

TOTAL LONG-TERM INVESTMENTS
(cost $105,172)                                                      106,520
                                                                ------------

                                                     NOTIONAL
                                                      AMOUNT
                                                       (000)
                                                         $
                                                   ------------
OPTIONS PURCHASED - 0.0%
Government National Mortgage
 Association (f)
 Feb 85.34 Put                                           1,000            --
United States Treasury Notes (f)
 Feb 106.44 Call                                           233             1
United States Treasury Bonds (f)
 Feb 105.25 Call                                           249             2
                                                                ------------

TOTAL OPTIONS PURCHASED
(cost $4)                                                                  3
                                                                ------------


                                                               Core Bond Fund 55

CORE BOND FUND

                                                               December 31, 2000

                                                                        MARKET
                                                        NUMBER          VALUE
                                                          OF            (000)
                                                        SHARES            $
                                                      ----------      ---------

PREFERRED STOCKS - 0.4%
California Federal Preferred
 Capital Corp. Series A                                  9,000           209
Equity Office Properties Trust Series B                  1,500            65
Global Crossing Holdings, Ltd.                             800            70
                                                                ------------

TOTAL PREFERRED STOCKS
(cost $352)                                                              344
                                                                ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                          $
                                                    -------------
SHORT-TERM INVESTMENTS - 9.2%
Abbey National North America
  6.560% due 01/24/01 (a)                                1,200         1,194
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                                       4,186         4,186
General Electric Capital Corp.
 Discount Note
  6.570% due 01/10/01 (a)                                1,100         1,098
UBS Finance, Inc.
  6.610% due 01/18/01 (a)                                1,700         1,694
                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $8,172)                                                          8,172
                                                                ------------


                                                        NUMBER
                                                          OF
                                                        SHARES
                                                      ----------
WARRANTS - 0.0%
GT Group Telecom, Inc.
2010 Warrants (f)                                          365            16
                                                                ------------
TOTAL WARRANTS
(cost $18)                                                                16
                                                                ------------

TOTAL INVESTMENTS - 130.0%
(identified cost $113,718)                                           115,055

OTHER ASSETS AND LIABILITIES,
INCLUDING OPTIONS WRITTEN, NET - (30.0%)                             (26,541)
                                                                ------------


NET ASSETS - 100.0%                                                   88,514
                                                                ============

(a) At amortized cost, which approximates market.
(b) Forward commitment.
(c) Adjustable or floating rate security.
(d) Perpetual floating rate note.
(e) Held as collateral in connection with futures contracts purchased (sold) and options written by the Fund.
(f) Nonincome-producing security.

Abbreviations:
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
EUR - Euro dollar

                                                                   UNREALIZED
                                                    NUMBER        APPRECIATION
                                                      OF         (DEPRECIATION)
FUTURES CONTRACTS                                  CONTRACTS          (000)
                                                 ------------   ----------------

Eurodollar Futures
 expiration date 03/01                                     4     $        (11)

United States Treasury Notes
 2 Year Futures
 expiration date 03/01                                     6              (13)

United States Treasury Notes
 5 Year Futures
 expiration date 03/01                                    56             (106)
                                                                 ------------

Total Unrealized Appreciation
 (Depreciation) on Open
 Futures Contracts                                               $       (130)
                                                                 ============

                                                     NOTIONAL         MARKET
                                                      AMOUNT          VALUE
                                                      (000)           (000)
OPTIONS WRITTEN                                         $               $
                                                   ------------     ----------

Eurodollar Futures
 Mar 92.75 Put                                            28               --
Federal National Mortgage Association
 Feb 101.60 Call                                         825                2
 Feb 101.77 Call                                         825                2
United States Treasury Bonds
 Mar 105.14 Call                                         425                6
United States Treasury Notes
 10 Year Futures
 Feb 100.00 Put                                            6               --
                                                                 ------------

Total Liability for Options Written
  (premiums received $16)                                                  10
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

56 Core Bond Fund

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                December 31, 2000

ASSETS
Investments at market (identified cost $113,718)  ............................   $ 115,055
Cash .........................................................................       1,798
Receivables:
 Dividends and interest ......................................................       1,302
 Investments sold (regular settlement)  ......................................         106
 Investments sold (delayed settlement)  ......................................       4,934
 Fund shares sold ............................................................         112
Deferred organization expenses ...............................................           2
                                                                                 ---------

   Total assets ..............................................................     123,309

LIABILITIES
Payables:
 Investments purchased (regular settlement)  .....................   $   2,412
 Investments purchased (delayed settlement)  .....................      32,210
 Fund shares redeemed ............................................          62
 Accrued fees to affiliates ......................................           1
 Other accrued expenses ..........................................          91
 Daily variation margin on futures contracts .....................           9
Options written, at market value (premiums received $16)  ........          10
                                                                     ---------

   Total liabilities .........................................................      34,795
                                                                                 ---------

NET ASSETS ...................................................................   $  88,514
                                                                                 =========

NET ASSETS CONSIST OF:
Undistributed net investment income ..........................................   $     805
Accumulated distributions in excess of net realized gain .....................      (1,613)
Unrealized appreciation (depreciation) on:
 Investments .................................................................       1,337
 Futures contracts ...........................................................        (130)
 Options written .............................................................           6
 Foreign currency-related transactions .......................................        (377)
Shares of beneficial interest ................................................          88
Additional paid-in capital ...................................................      88,398
                                                                                 ---------

NET ASSETS ...................................................................   $  88,514
                                                                                 =========

NET ASSET VALUE, offering and redemption price per share:
 ($88,514,473 divided by 8,786,400 shares of $.01 par value
   shares of beneficial interest outstanding)  ...............................   $   10.07
                                                                                 =========

  See accompanying notes which are an integral part of the financial statements.

                                                               Core Bond Fund 57

CORE BOND FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 2000

INVESTMENT INCOME
 Interest .................................................................   $ 5,810
 Dividends from Money Market Fund .........................................       304
 Dividends ................................................................        26
                                                                              -------

   Total investment income ................................................     6,140

EXPENSES
 Management fees ................................................   $   521
 Custodian fees .................................................       149
 Transfer agent fees ............................................         6
 Professional fees ..............................................        30
 Registration fees ..............................................         2
 Trustees' fees .................................................        17
 Amortization of deferred organization expenses .................         1
 Miscellaneous ..................................................        15
                                                                    -------

 Expenses before reductions .....................................       741
 Expense reductions .............................................       (39)
                                                                    -------

   Expenses, net ..........................................................       702
                                                                              -------

Net investment income .....................................................     5,438
                                                                              -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Investments ....................................................      (125)
 Futures contracts ..............................................        17
 Options written ................................................        44
 Foreign currency-related transactions ..........................        22       (42)
                                                                    -------
Net change in unrealized appreciation (depreciation) on:
 Investments ....................................................     3,572
 Futures contracts ..............................................      (120)
 Options written ................................................         6
 Foreign currency-related transactions ..........................      (377)    3,081
                                                                    -------   -------

Net realized and unrealized gain (loss) ...................................     3,039
                                                                              -------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....................   $ 8,477
                                                                              =======

See accompanying notes which are an integral part of the financial statements.

58  Core Bond Fund

CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                    Years Ended December 31,

                                                                                    2000           1999
                                                                                  --------       --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income .........................................................  $  5,438       $  3,342
 Net realized gain (loss)  .....................................................       (42)        (1,435)
 Net change in unrealized appreciation (depreciation)  .........................     3,081         (2,251)
                                                                                  --------       --------
   Net increase (decrease) in net assets from  operations ......................     8,477           (344)
                                                                                  --------       --------
DISTRIBUTIONS
 From net investment income ....................................................    (4,637)        (3,428)
 From net realized gain ........................................................        --           (911)
 Tax return of capital .........................................................        --         (1,152)
                                                                                  --------       --------

   Net decrease in net assets from distributions ...............................    (4,637)        (5,491)
                                                                                  --------       --------

SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions .................     1,054         57,150
                                                                                  --------       --------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ....................................     4,894         51,315

NET ASSETS
 Beginning of period ...........................................................    83,620         32,305
                                                                                  --------       --------
 End of period (including undistributed net investment income of $805
  at December 31, 2000)  .......................................................  $ 88,514       $ 83,620
                                                                                  ========       ========

  See accompanying notes which are an integral part of the financial statements.

                                                               Core Bond Fund 59

CORE BOND FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------
                                                        2000        1999        1998        1997*
                                                     ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ............    $     9.64  $    10.68  $    10.45  $    10.00
                                                     ----------  ----------  ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .....................           .61         .59         .56         .64
 Net realized and unrealized gain (loss)  .......           .33        (.65)        .19         .30
                                                     ----------  ----------  ----------  ----------
   Total income from operations .................           .94        (.06)        .75         .94
                                                     ----------  ----------  ----------  ----------

DISTRIBUTIONS
 From net investment income .....................          (.51)       (.61)       (.47)       (.49)
 From net realized gain .........................            --        (.16)       (.05)         --
 Tax return of capital ..........................            --        (.21)         --          --
                                                     ----------  ----------  ----------  ----------

   Total distributions ..........................          (.51)       (.98)       (.52)       (.49)
                                                     ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD ..................    $    10.07  $     9.64  $    10.68  $    10.45
                                                     ==========  ==========  ==========  ==========

TOTAL RETURN (%)(b)  ............................         10.00        (.61)       7.38        9.73

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ......        88,514      83,620      32,305       8,523

 Ratios to average net assets (%)(c):
   Operating expenses, net ......................           .80         .80         .80         .80
   Operating expenses, gross ....................           .84         .86        1.28        2.20
   Net investment income ........................          6.20        5.77        5.34        6.38

 Portfolio turnover rate (%)  ...................        171.48      139.06       75.95       53.86

* For the period January 2, 1997 (commencement of operations) to December 31, 1997.
(a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

60 Core Bond Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)



OBJECTIVE: To generate a high level of total return through above-average current income, while maintaining the potential for capital appreciation.

INVESTS IN: Primarily the equity securities of US real estate investment trusts and real estate operating companies.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of three managers with distinct approaches to investing in real estate equity securities.

                              [PERFORMANCE GRAPH]

   Dates      Real Estate Fund    NAREIT Equity REIT    Lipper(R)Real Estate
--------------------------------------------------------------------------------
 Inception         $10,000             $10,000                 $10,000
   1999            $ 9,274             $ 9,153                 $10,129
   2000            $11,800             $11,564                 $12,689
--------------------------------------------------------------------------------
 Total             $31,074             $30,717                 $32,818
================================================================================


REAL ESTATE SECURITIES FUND

PERIOD ENDED   GROWTH OF      TOTAL
  12/31/00      $10,000      RETURN
----------------------------------------
1 Year          $12,724      27.24%
Inception*      $11,800      10.32%(S)


NAREIT EQUITY REIT INDEX

PERIOD ENDED   GROWTH OF       TOTAL
  12/31/00      $10,000       RETURN
----------------------------------------
1 Year          $12,635       26.35%
Inception*      $11,564        9.11%(S)


LIPPER(R) REAL ESTATE BENCHMARK

PERIOD ENDED   GROWTH OF       TOTAL
  12/31/00      $10,000       RETURN
----------------------------------------
1 Year          $12,528       25.28%
Inception*      $12,689       14.58%(S)


62 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 2000 (Unaudited)


PERFORMANCE REVIEW
For the year ended December 31, 2000, the Real Estate Securities Fund posted a gain of 27.24% compared to the NAREIT Equity REIT Index, which gained 26.35%. In an exceptional year for real estate, the Fund's excess returns were largely attributable to the managers' security and sector selections.

PORTFOLIO HIGHLIGHTS
REITs enjoyed a stellar year in 2000. After enduring two consecutive years of severely depressed results, investors, seeking a safe haven from deteriorating market trends in the stock market, particularly in technology issues, gained renewed appreciation for value stocks. Real estate securities were among the groups that most benefited from the market's shifting focus. The result was a 26.4% gain in the NAREIT Index. This was even more impressive when contrasted with the 7.8% drop in the Russell 1000/(R)/ Index. Underlying the strong year for REITs was a convergence between two years of falling valuations and two years of improving fundamentals. In addition to these two factors, REITs offered high-income yields in a market environment riddled with concerns towards the sustainability of capital appreciation as the underlying source of returns in high growth sectors of the stock market, especially in Technology. However, this did not drive strong cash flow into REITs, and as a result, net inflows into REIT funds in 2000 failed to eclipse the $600 million level.

Fund results reflected outperformance from all three managers. Cohen & Steers started the year with momentum given strong performance from their health care REIT holdings. AEW steadily outpaced the market to be the best performer through mid-year and Security Capital was the best performer among the three for the period of its hire date (March 2000) through the year's end. Though different approaches underlay the success of the three managers, all reflected a preference towards financially strong REITs. Emphasis was placed on securities of companies with the ability to attract capital for external growth while at the same time having underlying internal growth through increasing rents and revenues from ancillary services.


TOP TEN EQUITY HOLDINGS
(as a percent of Total Investments)       December 31, 2000

Equity Office Properties Trust                     7.4%
Avalonbay Communities, Inc.                        4.8
Starwood Hotels & Resorts Worldwide, Inc.          4.8
Equity Residential Properties Trust                4.7
Boston Properties, Inc.                            4.6
Apartment Investment & Management Co. Class A      4.4
Spieker Properties, Inc.                           4.1
Vornado Realty Trust                               3.6
General Growth Properties, Inc.                    3.4
Arden Realty Group, Inc.                           3.2

PORTFOLIO CHARACTERISTICS
                                          December 31, 2000

Current P/E Ratio                                   15.8x
Portfolio Price/Book Ratio                           1.6x
Market Capitalization - $-Weighted Average       3.41 Bil
Number of Holdings                                     56


MONEY MANAGERS


AEW Capital Management, LP
Cohen & Steers Capital Management, Inc.
Security Capital Global Capital
 Management Group, Inc.





* Real Estate Securities Fund assumes initial investment on April 30, 1999. NAREIT Index comparison for the initial investment began May 1, 1999. Lipper index comparison for the initial investment began April 1, 1999.

** NAREIT Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ Lipper(R) Real Estate Benchmark is the average total return for the universe of funds within the Real Estate Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                 Real Estate Securities Fund  63

REAL ESTATE SECURITIES FUND

STATEMENT OF NET ASSETS


                                                               December 31, 2000

                                                                   MARKET
                                                    NUMBER          VALUE
                                                      OF            (000)
                                                    SHARES            $
                                                  ----------      ---------

COMMON STOCKS (B) - 88.6%
APARTMENT - 25.1%
Amli Residential Properties Trust                     18,100            447
Apartment Investment & Management Co.
 Class A                                              75,700          3,780
Archstone Communities Trust                           52,850          1,361
Avalonbay Communities, Inc.                           81,900          4,105
Brookfield Properties Corp.                          129,700          2,286
Camden Property Trust                                 21,000            704
Equity Residential Properties Trust                   72,100          3,988
Essex Property Trust, Inc.                            27,200          1,489
Post Properties, Inc.                                 28,950          1,087
Smith (Charles E.) Residential
 Realty, Inc.                                         50,700          2,383
Summit Properties, Inc.                               15,600            406
Sun Communities, Inc.                                  7,700            258
                                                                -----------
                                                                     22,294
                                                                -----------

HEALTH CARE - 2.8%
Health Care Property Investors, Inc.                  40,200          1,201
Manor Care, Inc. (a)                                  25,700            530
Nationwide Health Properties, Inc.                    60,100            774
                                                                -----------
                                                                      2,505
                                                                -----------

HOTELS/LEISURE - 6.4%
Hospitality Properties Trust                          21,500            486
Host Marriott Corp.                                   50,300            651
MeriStar Hospitality Corp.                            21,700            427
Starwood Hotels & Resorts Worldwide,
 Inc.                                                115,700          4,078
                                                                -----------
                                                                      5,642
                                                                -----------

LEASING - 0.3%
Franchise Finance Corp. of America                    10,500            245
                                                                -----------

OFFICE/INDUSTRIAL - 37.5%
AMB Property Corp.                                    71,900          1,856
Arden Realty Group, Inc.                             109,500          2,751
Boston Properties, Inc.                               90,300          3,928
Cabot Industrial Trust                                18,500            355
CarrAmerica Realty Corp.                              19,700            617
Cousins Properties, Inc.                               2,150             60
Crescent Real Estate Equities, Inc.                   49,700          1,106
Duke-Weeks Realty Corp.                               27,036            666
Equity Office Properties Trust                       193,448          6,311
First Industrial Realty Trust, Inc.                   12,700            432
Frontline Capital Group (a)                           34,900            464
Highwoods Properties, Inc.                            26,100            649
Kilroy Realty Corp.                                   30,800            864
Liberty Property Trust                                55,700          1,591
Mack-Cali Realty Corp.                                72,200          2,062
Pacific Gulf Properties, Inc.                         13,200             81
Prentiss Properties Trust                             66,100          1,781
ProLogis Trust                                        99,200          2,207
Reckson Associates Realty Corp.                       46,800          1,173
SL Green Realty Corp.                                 24,800            694
Spieker Properties, Inc.                              69,800          3,499
Trizec Hahn Corp.                                     10,200            154
                                                                -----------
                                                                     33,301
                                                                -----------

OUTLET CENTERS - 0.5%
Chelsea GCA Realty, Inc.                              12,000            443
                                                                -----------

REGIONAL MALLS - 6.5%
CBL & Associates Properties, Inc.                        800             20
General Growth Properties, Inc.                       80,800          2,924
Macerich Co. (The)                                    22,500            432
Rouse Co. (The)                                       27,100            691
Simon Property Group, Inc.                            68,800          1,651
                                                                -----------
                                                                      5,718
                                                                -----------

SELF STORAGE - 2.4%
Public Storage, Inc.                                  79,200          1,926
Shurgard Storage Centers, Inc.
 Class A                                               8,800            215
                                                                -----------
                                                                      2,141
                                                                -----------

SHOPPING CENTER - 7.1%
Federal Realty Investment Trust                       61,000          1,159
Kimco Realty Corp.                                    33,900          1,498
Pan Pacific Retail Properties, Inc.                    9,500            212
Philips International Realty Corp.                     9,600             39
Regency Realty Corp.                                  16,100            381
Vornado Realty Trust                                  79,300          3,038
                                                                -----------
                                                                      6,327
                                                                -----------

TOTAL COMMON STOCKS
(cost $69,420)                                                       78,616
                                                                -----------

64 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

                                                               December 31, 2000

                                                 PRINCIPAL         MARKET
                                                   AMOUNT          VALUE
                                                   (000)           (000)
                                                     $               $
                                               -------------     ----------
SHORT-TERM INVESTMENTS - 7.9%
Frank Russell Investment Company
 Money Market Fund,
 due on demand (c)                                     6,961          6,961
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $6,961)                                                         6,961
                                                                -----------

TOTAL INVESTMENTS - 96.5%
(identified cost $76,381)                                            85,577

OTHER ASSETS AND LIABILITIES,
NET - 3.5%                                                            3,136
                                                                -----------


NET ASSETS - 100.0%                                                  88,713
                                                                ===========



(a) Nonincome-producing security.
(b) All common stocks held are Real Estate Investment Trusts (REIT) with the exception of the following:
       Brookfield Properties Corp.
       Frontline Capital Group
       Manor Care, Inc.
       Starwood Hotels & Resorts Worldwide, Inc.
       Trizec Hahn Corp.
(c) At amortized cost, which approximates market.




  See accompanying notes which are an integral part of the financial statements.

                                                  Real Estate Securities Fund 65

REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (except per share amounts)                December 31, 2000

ASSETS
Investments at market (identified cost $76,381)  ...........................   $ 85,577
Cash .......................................................................      2,483
Receivables:
 Dividends .................................................................        517
 Investments sold ..........................................................        233
 Fund shares sold ..........................................................        359
                                                                               --------

   Total assets ............................................................     89,169

LIABILITIES
Payables:
 Investments purchased ..........................................   $    350
 Fund shares redeemed ...........................................          1
 Accrued fees to affiliates .....................................         64
 Other accrued expenses .........................................         41
                                                                    --------

   Total liabilities .......................................................        456
                                                                               --------

NET ASSETS .................................................................   $ 88,713
                                                                               ========

NET ASSETS CONSIST OF:
Undistributed net investment income ........................................   $    279
Accumulated net realized gain (loss)  ......................................     (1,713)
Unrealized appreciation (depreciation) on investments ......................      9,196
Shares of beneficial interest ..............................................         83
Additional paid-in capital .................................................     80,868
                                                                               --------

NET ASSETS .................................................................   $ 88,713
                                                                               ========

NET ASSET VALUE, offering and redemption price per share:
 ($88,713,200 divided by 8,311,785 shares of $.01 par value
   shares of beneficial interest outstanding)  .............................   $  10.67
                                                                               ========

See accompanying notes which are an integral part of the financial statements.

66 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

Amounts in thousands                                Year Ended December 31, 2000

INVESTMENT INCOME
 Dividends .....................................................................    $  4,175
 Dividends from Money Market Fund ..............................................         457
                                                                                    --------

   Total investment income .....................................................       4,632

EXPENSES
 Management fees ...................................................    $    585
 Custodian fees ....................................................          86
 Transfer agent fees ...............................................          10
 Professional fees .................................................          26
 Registration fees .................................................           4
 Trustees' fees ....................................................          17
 Miscellaneous .....................................................          20
                                                                        --------

Expenses before reductions .........................................         748
Expense reductions .................................................          (1)
                                                                        --------

   Expenses, net ...............................................................         747
                                                                                    --------

Net investment income ..........................................................       3,885
                                                                                    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ........................................        (987)
Net change in unrealized appreciation (depreciation) on investments ............      14,114
                                                                                    --------
Net realized and unrealized gain (loss) ........................................      13,127
                                                                                    --------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................    $ 17,012
                                                                                    ========

  See accompanying notes which are an integral part of the financial statements.

                                                  Real Estate Securities Fund 67

REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands

                                                        Years Ended December 31,

                                                                               2000           1999*
                                                                             --------       --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income ..................................................    $  3,885       $  1,970
 Net realized gain (loss)  ..............................................        (987)          (703)
 Net change in unrealized appreciation (depreciation)  ..................      14,114         (4,918)
                                                                             --------       --------

   Net increase (decrease) in net assets from operations ................      17,012         (3,651)
                                                                             --------       --------
DISTRIBUTIONS
 From net investment income .............................................      (3,606)        (1,970)
 Tax return of capital ..................................................          --           (670)
                                                                             --------       --------

   Net decrease in net assets from distributions ........................      (3,606)        (2,640)
                                                                             --------       --------
SHARE TRANSACTIONS
 Net increase (decrease) in net assets from share transactions ..........      19,989         61,609
                                                                             --------       --------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS .............................      33,395         55,318

NET ASSETS
 Beginning of period ....................................................      55,318             --
                                                                             --------       --------
 End of period (including undistributed net investment income of
   $279 at December 31, 2000)  ..........................................    $ 88,713       $ 55,318
                                                                             ========       ========

* For the period April 30, 1999 (commencement of operations) to December 31,
  1999.

See accompanying notes which are an integral part of the financial statements.

68 Real Estate Securities Fund

REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                          2000        1999*
                                                       ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $     8.81  $    10.00
                                                       ----------  ----------

INCOME FROM OPERATIONS
 Net investment income (a)  .......................           .54         .35
 Net realized and unrealized gain (loss)  .........          1.81       (1.08)
                                                       ----------  ----------

   Total income from operations ...................          2.35        (.73)
                                                       ----------  ----------

DISTRIBUTIONS
 From net investment income .......................          (.49)       (.34)
 Tax return of capital ............................            --        (.12)
                                                       ----------  ----------

   Total distributions ............................          (.49)       (.46)
                                                       ----------  ----------

NET ASSET VALUE, END OF PERIOD ....................    $    10.67  $     8.81
                                                       ==========  ==========

TOTAL RETURN (%)(b)  ..............................         27.24       (7.26)

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period (in thousands)  ........        88,713      55,318

 Ratios to average net assets (%)(c):
   Operating expense ..............................          1.08        1.15
   Net investment income ..........................          5.58        5.84

 Portfolio turnover rate (%)  .....................         45.79       23.98

*   For the period April 30, 1999 (commencement of operations) to December 31,
    1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for periods less than one year are annualized.

                                                  Real Estate Securities Fund 69

RUSSELL INSURANCE FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

1.  ORGANIZATION

    Russell Insurance Funds (the "Investment Company") is a series mutual fund with five investment portfolios, referred to as "Funds." These financial statements report on the Funds, each of which has distinct investment objectives and strategies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

    SECURITY VALUATION: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

    International equity and fixed income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

    Short-term investments maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund.

    INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Funds are amortized/ accreted for both tax and financial reporting purposes.

    PAYDOWN GAIN/LOSS: In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Core Bond Fund to classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

    FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds. From November 1, 2000 to December 31, 2000, the Multi-Style Equity, Aggressive Equity, and Non-US Funds incurred net realized capital losses of $5,853,931, $5,702,068, and $1,637,892, respectively. As permitted by tax regulations, these Funds have elected to defer these losses and treat them as arising in the year ending December 31, 2001.

70  Notes to Financial Statements

RUSSELL INSURANCE FUNDS

December 31, 2000

    At December 31, 2000, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                    12/31/07        12/31/08          TOTALS
                                   ------------     -----------     ------------
    Core Bond                      $1,265,657       $124,136        $ 1,389,793
    Real Estate Securities                528             --                528

    The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


                                                                                                    NET
                                                         GROSS               GROSS               UNREALIZED
                                   FEDERAL TAX         UNREALIZED          UNREALIZED           APPRECIATION
                                       COST           APPRECIATION       (DEPRECIATION)        (DEPRECIATION)
                                   --------------     --------------     ----------------     ----------------
    Multi-Style Equity             $281,096,258       $32,981,381        $ (50,105,630)       $ (17,124,249)
    Aggressive Equity               103,681,790        14,729,272          (11,524,705)           3,204,567
    Non-US                          191,560,961        15,036,804          (23,880,938)          (8,844,134)
    Core Bond                       114,066,118         2,115,573           (1,126,372)             989,201
    Real Estate Securities           78,093,594         8,909,745           (1,425,951)           7,483,794


    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the Non-US Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

    The timing and characterization of certain income, capital gain distributions, and return of capital are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make a reclassification among certain of its capital accounts without impacting its net asset value.

    The following reclassifications have been made to reflect activity for the year ended December 31, 2000:

                          UNDISTRIBUTED        ACCUMULATED         ADDITIONAL
                          NET INVESTMENT       NET REALIZED          PAID-IN
                              INCOME           GAIN (LOSS)           CAPITAL
                          ----------------     --------------     -------------
    Aggressive Equity     $       70,472       $       43,312     $    (113,784)
    Non-US                    (1,514,502)           1,872,181          (357,679)
    Core Bond                      3,990               (3,990)               --
    Real Estate Securities            (5)             (22,212)           22,217

    EXPENSES: The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Advisor"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

    DEFERRED ORGANIZATION EXPENSES: Organization costs of the Funds, incurred prior to the adoption of SOP 98-5 at June 30, 1998, have been deferred and are being amortized over 60 months on a straight-line basis.

                                               Notes to Financial Statements  71

RUSSELL INSURANCE FUNDS

December 31, 2000

    FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

    (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

    (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-US Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

    The Non-US Fund does not isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Non-US Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-US Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that is recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2000 are presented on the Statement of Net Assets for the Non-US Fund.

    FORWARD COMMITMENTS: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

72  Notes to Financial Statements

RUSSELL INSURANCE FUNDS

December 31, 2000

    OPTIONS: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

    When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

    The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

    FUTURES CONTRACTS: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.  INVESTMENT TRANSACTIONS

    SECURITIES: During year ended December 31, 2000, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                           PURCHASES        SALES
                                         -------------  ---------------
    Multi-Style Equity                   $ 488,085,085  $ 456,614,677
    Aggressive Equity                      223,398,168    213,178,794
    Non-US                                 192,145,386    169,953,076
    Core Bond                               61,816,450     48,982,892
    Real Estate Securities                  47,473,484     30,983,619

    Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                             PURCHASES        SALES
                                           -------------  ----------------
    Core Bond                              $ 127,015,686   $ 126,231,012

                                               Notes to Financial Statements  73

RUSSELL INSURANCE FUNDS

December 31, 2000

    WRITTEN OPTIONS CONTRACTS: Fund transactions in written options for the year ended December 31, 2000 were as follows:

                                                   WRITTEN OPTIONS
                                             NOTIONAL VALUE     PREMIUMS
                                                 (000)          RECEIVED
    CORE BOND                                --------------   ------------
     Outstanding December 31, 1999           $          --    $        --
     Opened                                          2,420         97,224
     Closed                                            (97)       (34,018)
     Exercised                                         (51)          (187)
     Expired                                          (163)       (47,500)
                                             --------------   ------------
     Outstanding December 31, 2000           $       2,109    $    15,519
                                             ==============   ============

4.  RELATED PARTIES

    MANAGER: FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, a wholly owned subsidiary of Northwestern Mutual. Frank Russell Company researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

    The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund. As of December 31, 2000, $38,137,000 of the Money Market Fund's net assets represents investments by the Funds.

    For the year ended December 31, 2000, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $3,564,862 before waivers and/or reimbursements. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the following table, of the average daily net assets of the applicable Fund.

                      ANNUAL RATE                                 ANNUAL RATE
                      -------------                              -------------
    Multi-Style Equity  0.78%              Core Bond               0.60%
    Aggressive Equity   0.95               Real Estate Securities  0.85
    Non-US              0.95

    FRIMCo calculates its management fee based on average daily net assets for each Fund, less any management fee incurred on the Fund's assets invested in the Frank Russell Investment Company Money Market Fund thereby eliminating any duplication of fees.

    FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. There were no reimbursements for the year ended December 31, 2000.

    The expense caps and waivers as of December 31, 2000 were as follows:

                                          EXPENSE            ADVISORY
                                            CAP             FEES WAIVED
                                          ----------       -------------
    Multi-Style Equity                      0.92%          $  21,404
    Aggressive Equity                       1.25              28,194
    Non-US                                  1.30             139,965
    Core Bond                               0.80              21,622
    Real Estate Securities                  1.15                  --

74  Notes to Financial Statements

RUSSELL INSURANCE FUNDS

December 31, 2000

    ANALYTIC SERVICES: Fees for analytic services provided to the Funds are paid or accrued to Russell/Mellon Analytical Services, an affiliate of the Investment Company. Russell/Mellon Analytical Services provides its TruVP System to the Funds, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department. Total fees for the Funds reported herein for the year ended December 31, 2000 were $76,073.

    CUSTODIAN: The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the year ended December 31, 2000 the Funds' custodian fees were reduced by the following amounts under these arrangements:

    Multi-Style Equity      $ 6,376
    Aggressive Equity         4,263
    Non-US                    3,540
    Core Bond                17,693
    Real Estate Securities      968

    TRANSFER AGENT: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 2000 were $36,475.

    DISTRIBUTOR: Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

    BROKERAGE COMMISSIONS: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Advisor, when a money manager determines that the Fund will receive competitive execution, price and commissions. Amounts paid to Frank Russell Securities, Inc. for the year ended December 31, 2000 for the Multi-Style Equity Fund were $107,886, for the Aggressive Equity Fund were $104,386, and for the Non-US Fund were $19,826.

    Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Advisor.

    BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $12,000 per year plus out-of-pocket expenses. Total Trustee expenses for the year ended December 31, 2000 were $84,283, and were allocated to each Fund, where appropriate, on a prorata basis.

    BENEFICIAL INTEREST: As of December 31, 2000, FRIMCo and the Funds had four client relationships, the largest being Northwestern Mutual Life Insurance Company, that represented more than 5% of the total outstanding shares of the respective Funds.

                                              CLIENT RELATIONSHIP
                                                  PERCENTAGES
                                   -------------------------------------------
    Multi-Style Equity                28.9%      22.1%      18.8%      15.6%
    Aggressive Equity                 30.8       27.6       18.0       10.2
    Non-US                            40.6       25.6       13.8       12.4
    Core Bond                         38.1       29.7        9.7        8.7
    Real Estate Securities            61.9       22.8        8.4       --



                                               Notes to Financial Statements  75

RUSSELL INSURANCE FUNDS

December 31, 2000

5.  FUND SHARE TRANSACTIONS
    Share transactions for the years ended December 31, were as follows:

                                                               SHARES                   DOLLARS (000)
                                                     -------------------------    --------------------------
                                                         2000          1999          2000           1999
    MULTI-STYLE EQUITY                               ----------    -----------    -----------    -----------
     Proceeds from shares sold                        6,148,486     11,745,128    $    96,291    $   189,719
     Proceeds from reinvestment of distributions        786,806        939,137         11,796         14,695
     Payments for shares redeemed                    (5,366,034)      (278,205)       (85,423)        (4,463)
                                                     ----------    -----------    -----------    -----------
     Total net increase (decrease)                    1,569,258     12,406,060    $    22,664    $   199,951
                                                     ==========    ===========    ===========    ===========
    AGGRESSIVE EQUITY
     Proceeds from shares sold                        3,142,540      5,674,972    $    41,980    $    69,088
     Proceeds from reinvestment of distributions      1,051,419         43,364         12,305            533
     Payments for shares redeemed                    (2,522,914)      (234,243)       (33,686)        (2,837)
                                                     ----------    -----------    -----------    -----------
     Total net increase (decrease)                    1,671,045      5,484,093    $    20,599    $    66,784
                                                     ==========    ===========    ===========    ===========
    NON-US
     Proceeds from shares sold                        6,078,954     11,717,694    $    78,287    $   138,551
     Proceeds from reinvestment of distributions      1,334,717        421,468         15,763          5,606
     Payments for shares redeemed                    (4,546,285)      (290,553)       (58,047)        (3,569)
                                                     ----------    -----------    -----------    -----------
     Total net increase (decrease)                    2,867,386     11,848,609    $    36,003    $   140,588
                                                     ==========    ===========    ===========    ===========
    CORE BOND
     Proceeds from shares sold                        3,162,969      5,515,116    $    30,840    $    55,881
     Proceeds from reinvestment of distributions        473,577        554,482          4,637          5,491
     Payments for shares redeemed                    (3,526,395)      (419,365)       (34,423)        (4,222)
                                                     ----------    -----------    -----------    -----------
     Total net increase (decrease)                      110,151      5,650,233    $     1,054    $    57,150
                                                     ==========    ===========    ===========    ===========
    REAL ESTATE SECURITIES*
     Proceeds from shares sold                        2,562,021      6,055,783    $    25,104    $    59,679
     Proceeds from reinvestment of distributions        364,434        301,212          3,606          2,640
     Payments for shares redeemed                      (895,294)       (76,372)        (8,721)          (710)
                                                     ----------    -----------    -----------    -----------
     Total net increase (decrease)                    2,031,161      6,280,623    $    19,989    $    61,609
                                                     ==========    ===========    ===========    ===========

* Share transactions for the period ended December 31, 1999 are for the period April 30, 1999 (commencement of operations) to December 31, 1999.

76  Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Trustees and Shareholders of Russell Insurance Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series of Russell Insurance Funds (comprised of Multi-Style Equity, Aggressive Equity, Non-US, Core Bond, and Real Estate Securities (the "Funds")) at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Seattle, Washington
January 26, 2001


                                           Report of Independent Accountants  77

RUSSELL INSURANCE FUNDS

TAX INFORMATION

December 31, 2000 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2000:

                         TOTAL LONG-TERM
                          CAPITAL GAINS
                        -----------------
Multi-Style Equity      $     8,180,543
Aggressive Equity             1,929,370
Non-US                        6,305,240

The Non-US Fund paid foreign taxes of $382,767 and recognized $3,725,056 of foreign source income during the taxable year ended December 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0230 per share of foreign taxes paid and $0.2238 of gross income earned from foreign sources in the taxable year ended December 31, 2000.

Please consult a tax advisor for questions about federal or state income tax laws.

78  Tax Information

RUSSELL INSURANCE FUNDS
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 Lynn L. Anderson, Chairman
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Kristianne Blake
 Lee C. Gingrich
 Eleanor W. Palmer
 Raymond P. Tennison, Jr.

TRUSTEES EMERITUS
 George F. Russell, Jr.

OFFICERS
 Lynn L. Anderson, Chairman of the Board and President
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 999 Third Avenue
 Suite 1800
 Seattle, WA 98104

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
MULTI-STYLE EQUITY FUND
 Alliance Capital Management LP, Minneapolis, MN
 Barclays Global Fund Advisors, San Francisco, CA
 Bernstein Investment Research & Management, New York, NY
 Peachtree Asset Management, Atlanta, GA
 Strong Capital Management, Inc., Menomonee Falls, WI
 Turner Investment Partners, Inc., Berwyn, PA
 Westpeak Investment Advisors, LP, Boulder, CO

AGGRESSIVE EQUITY FUND
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene & Company, LLC, New York, NY
 Geewax, Terker & Co., Phoenixville, PA
 Jacobs Levy Equity Management, Inc., Roseland, NJ
 Systematic Financial Management, LP, Overland Park, KS
 Westpeak Investment Advisors, LP, Boulder, CO

NON-US FUND
 J.P. Morgan Investment Management, Inc., New York, NY
 Montgomery Asset Management, LLC, San Francisco, CA
 Oechsle International Advisors, LLC, Boston, MA
 The Boston Company Asset Management, LLC, Boston, MA

CORE BOND FUND
 Pacific Investment Management Co., LLC, Newport Beach, CA
 Standish, Ayer & Wood, Inc., Boston, MA

REAL ESTATE SECURITIES FUND
 AEW Capital Management, LP, Boston, MA
 Cohen & Steers Capital Management, Inc., New York, NY
 Security Capital Global Capital Management Group, Inc., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers  79

[LOGO OF FRANK RUSSELL COMPANY]

Russell Insurance Funds
909 A Street
Tacoma, Washington 98402

253-627-7001
800-972-0700
Fax: 253-591-3495

www.russell.com